AMERIQUEST MORTGAGE SECURITIES INC.

                                    Depositor




                           AMERIQUEST MORTGAGE COMPANY

                                 Master Servicer


                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee


                                       and


                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                               Trust Administrator



                    -----------------------------------------

                         POOLING AND SERVICING AGREEMENT
                          Dated as of September 1, 2001

                    -----------------------------------------



                Floating Rate Mortgage Pass-Through Certificates

                                  Series 2001-2

                                                 TABLE OF CONTENTS
                                                 -----------------

SECTION                                                                                                        PAGE
-------                                                                                                        ----

                                                     ARTICLE I

                                                    DEFINITIONS

         1.01.     Defined Terms..................................................................................3
                   Accrued Certificate Interest...................................................................3
                   Adjustable-Rate Mortgage Loan..................................................................3
                   Adjustment Date................................................................................3
                   Administration Fee.............................................................................3
                    Fee Rate......................................................................................4
                   Affiliate......................................................................................4
                   Agreement......................................................................................4
                   Assignment.....................................................................................4
                   Available Distribution Amount..................................................................4
                   Bankruptcy Code................................................................................5
                   Bankruptcy Loss................................................................................5
                   Book-Entry Certificate.........................................................................5
                   Book-Entry Custodian...........................................................................5
                   Business Day...................................................................................5
                   Certificate....................................................................................5
                   Certificate Factor.............................................................................5
                   Certificateholder" or "Holder..................................................................5
                   Certificate Margin.............................................................................6
                   Certificate Owner..............................................................................6
                   Certificate Principal Balance..................................................................6
                   Certificate Register" and "Certificate Registrar...............................................7
                   Class   .......................................................................................7
                   Class A Certificate............................................................................7
                   Class A-1 Allocation Percentage................................................................7
                   Class A-1 Certificate..........................................................................7
                   Class A-1 Principal Distribution Amount........................................................7
                   Class A-2 Allocation Percentage................................................................7
                   Class A-2 Certificate..........................................................................8
                   Class A-2 Principal Distribution Amount........................................................8
                   Class CE Certificate...........................................................................8
                   Class Exemption................................................................................8
                   Class M-1 Certificate..........................................................................8
                   Class M-1 Principal Distribution Amount........................................................8
                   Class M-2 Certificate..........................................................................8
                   Class M-2 Principal Distribution Amount........................................................9
                   Class M-3 Certificate..........................................................................9
                   Class M-3 Principal Distribution Amount........................................................9
                   Class P Certificate............................................................................9


                                                         i



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Class R-I Interest............................................................................10
                   Class R-II Interest...........................................................................10
                   Closing Date..................................................................................10
                   Code    ......................................................................................10
                   Collection Account............................................................................10
                   Commission....................................................................................10
                   Corporate Trust Office........................................................................10
                   Corresponding Certificate.....................................................................10
                   Credit Enhancement Percentage.................................................................10
                   Cumulative Loss Percentage....................................................................11
                   Custodian.....................................................................................11
                   Cut-off Date..................................................................................11
                   Debt Service Reduction........................................................................11
                   Deficient Valuation...........................................................................11
                   Definitive Certificates.......................................................................11
                   Deleted Mortgage Loan.........................................................................11
                   Delinquency Percentage........................................................................11
                   Depositor.....................................................................................11
                   Depository....................................................................................12
                   Depository Institution........................................................................12
                   Depository Participant........................................................................12
                   Determination Date............................................................................12
                   Directly Operate..............................................................................12
                   Disqualified Organization.....................................................................12
                   Distribution Account..........................................................................13
                   Distribution Date.............................................................................13
                   Due Date......................................................................................13
                   Due Period....................................................................................13
                   Eligible Account..............................................................................13
                   ERISA   ......................................................................................13
                   Estate in Real Property.......................................................................13
                   Excess Overcollateralized Amount..............................................................13
                   Expense Adjusted Mortgage Rate................................................................13
                   Expense Adjusted Maximum Mortgage Rate........................................................13
                   Extraordinary Trust Fund Expense..............................................................14
                   Fannie Mae....................................................................................14
                   FDIC    ......................................................................................14
                   First Payment Default.........................................................................14
                   Fixed Rate Mortgage Loan......................................................................14
                   Final Recovery Determination..................................................................14
                   Formula Rate..................................................................................14
                   Freddie Mac...................................................................................14
                   Group I Interest Remittance Amount ...........................................................14
                   Group I Mortgage Loans .......................................................................15
                   Group I Principal Distribution Amount ........................................................15


                                                        ii



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Group II Interest Remittance Amount ..........................................................15
                   Group II Mortgage Loans ......................................................................16
                   Group II Principal Distribution Amount .......................................................16
                   Gross Margin..................................................................................17
                   Independent...................................................................................17
                   Independent Contractor........................................................................17
                   Indenture.....................................................................................17
                   Index   ......................................................................................17
                   Insurance Proceeds............................................................................18
                   Interest Accrual Period.......................................................................18
                   Interest Carry Forward Amount.................................................................18
                   Interest Determination Date...................................................................18
                   Interest Distribution Amount..................................................................18
                   Late Collections..............................................................................18
                   Liquidation Event.............................................................................18
                   Liquidation Proceeds..........................................................................19
                   Loan Group....................................................................................19
                   Loan-to-Value Ratio...........................................................................19
                   London Business Day...........................................................................19
                   Loss Mitigation Action Plan...................................................................19
                   Majority Class CE Certificateholder...........................................................19
                   Master Servicer...............................................................................19
                   Master Servicer Event of Default..............................................................19
                   Master Servicer Prepayment Charge Payment Amount..............................................19
                   Master Servicer Remittance Date...............................................................19
                   Master Servicer Termination Test..............................................................19
                   Maximum Cap Rate..............................................................................20
                   Maximum Uncertificated Interest Deferral Amount...............................................20
                   Maximum Mortgage Rate.........................................................................20
                   Mezzanine Certificate.........................................................................20
                   Minimum Mortgage Rate.........................................................................20
                   Monthly Payment...............................................................................20
                   Moody's ......................................................................................20
                   Mortgage......................................................................................20
                   Mortgage File.................................................................................21
                   Mortgage Loan.................................................................................21
                   Mortgage Loan Purchase Agreement..............................................................21
                   Mortgage Loan Schedule........................................................................21
                   Mortgage Note.................................................................................23
                   Mortgage Pool.................................................................................23
                   Mortgage Rate.................................................................................23
                   Mortgaged Property............................................................................23
                   Mortgagor.....................................................................................23
                   Net Monthly Excess Cashflow...................................................................23
                   Net Mortgage Rate.............................................................................24


                                                        iii



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Net WAC Pass-Through Rate.....................................................................24
                   Net WAC Rate Carryover Amount.................................................................24
                   New Lease.....................................................................................24
                   Nonrecoverable P&I Advance....................................................................25
                   Nonrecoverable Servicing Advance..............................................................25
                   Non-United States Person......................................................................25
                   Notional Amount...............................................................................25
                   Officers' Certificate.........................................................................25
                   One-Month LIBOR...............................................................................25
                   Opinion of Counsel............................................................................26
                   Originator....................................................................................26
                   Overcollateralized Amount.....................................................................26
                   Overcollateralization Deficiency Amount.......................................................26
                   Overcollateralization Increase Amount.........................................................26
                   Overcollateralization Reduction Amount........................................................26
                   Ownership Interest............................................................................26
                   Pass-Through Rate.............................................................................26
                   Percentage Interest...........................................................................28
                   Periodic Rate Cap.............................................................................28
                   Permitted Investments.........................................................................28
                   Permitted Transferee..........................................................................29
                   Person  ......................................................................................29
                   P&I Advance...................................................................................29
                   Plan    ......................................................................................30
                   Prepayment Assumption.........................................................................30
                   Prepayment Charge.............................................................................30
                   Prepayment Charge Schedule....................................................................30
                   Prepayment Interest Excess....................................................................31
                   Prepayment Interest Shortfall.................................................................31
                   Prepayment Period.............................................................................31
                   Principal Distribution Amount.................................................................31
                   Principal Prepayment..........................................................................31
                   PTCE    ......................................................................................31
                   Purchase Price................................................................................32
                   Qualified Substitute Mortgage Loan............................................................32
                   Rating Agency or Rating Agencies..............................................................33
                   Realized Loss.................................................................................33
                   Record Date...................................................................................34
                   Reference Banks...............................................................................34
                   Refinanced Mortgage Loan......................................................................34
                   Regular Certificate...........................................................................34
                   Regular Interest..............................................................................34
                   Relief Act....................................................................................34
                   Relief Act Interest Shortfall.................................................................35
                   REMIC   ......................................................................................35


                                                        iv



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   REMIC I ......................................................................................35
                   REMIC I Group I Interest Loss Allocation Amount...............................................35
                   REMIC I Group II Interest Loss Allocation Amount..............................................35
                   REMIC I Group I Overcollateralized Amount.....................................................35
                   REMIC I Group I Principal Loss Allocation Amount..............................................36
                   REMIC I Group II Principal Loss Allocation Amount.............................................36
                   REMIC I Regular Interest......................................................................36
                   REMIC I Regular Interest I-LTIAA..............................................................36
                   REMIC I Regular Interest I-LTP................................................................38
                   REMIC I Remittance Rate.......................................................................38
                   REMIC I Required Overcollateralized Amount....................................................38
                   REMIC II......................................................................................38
                   REMIC II Certificate..........................................................................38
                   REMIC II Certificateholder....................................................................38
                   REMIC Provisions..............................................................................38
                   Remittance Report.............................................................................39
                   Rents from Real Property......................................................................39
                   REO Account...................................................................................39
                   REO Disposition...............................................................................39
                   REO Imputed Interest..........................................................................39
                   REO Principal Amortization....................................................................39
                   REO Property..................................................................................39
                   Request for Release...........................................................................39
                   Required Overcollateralized Amount............................................................39
                   Reserve Fund..................................................................................40
                   Reserve Interest Rate.........................................................................40
                   Residential Dwelling..........................................................................40
                   Residual Certificate..........................................................................40
                   Residual Interest.............................................................................40
                   Responsible Officer...........................................................................40
                   Scheduled Principal Balance...................................................................40
                   Senior Interest Distribution Amount...........................................................41
                   Servicing Account.............................................................................41
                   Servicing Advances............................................................................41
                   Servicing Fee.................................................................................41
                   Servicing Fee Rate............................................................................41
                   Servicing Officer.............................................................................42
                   Single Certificate............................................................................42
                   S&P     ......................................................................................42
                   Startup Day...................................................................................42
                   Stated Principal Balance......................................................................42
                   Stayed Funds..................................................................................43
                   Stepdown Date.................................................................................43
                   Sub-Servicer..................................................................................43
                   Sub-Servicing Account.........................................................................43


                                                         v



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Sub-Servicing Agreement.......................................................................43
                   Substitution Shortfall Amount.................................................................43
                   Tax Returns...................................................................................43
                   Telerate Page 3750............................................................................43
                   Termination Price.............................................................................43
                   Terminator....................................................................................43
                   Transfer......................................................................................43
                   Transferee....................................................................................44
                   Transferor....................................................................................44
                   Trigger Event.................................................................................44
                   Trust Administrator...........................................................................44
                   Trustee ......................................................................................44
                   Trust Fund....................................................................................44
                   Uncertificated Balance........................................................................44
                   Uncertificated Interest.......................................................................44
                   REMIC I Remittance Rate.......................................................................44
                   Underwriters' Exemption.......................................................................45
                   Uninsured Cause...............................................................................45
                   United States Person..........................................................................45
                   Value   ......................................................................................45
                   Voting Rights.................................................................................45
         1.02.     Allocation of Certain Interest Shortfalls.....................................................46
         1.03      Rights of the NIMs Insurer....................................................................46

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         2.01.     Conveyance of Mortgage Loans..................................................................48
         2.02.     Acceptance of REMIC I by the Trustee..........................................................50
         2.03.     Repurchase or Substitution of Mortgage Loans by the Originator or the Depositor;
                   Payment of Master Servicer Prepayment Charge Payment Amounts..................................51
         2.04.     [Reserved]....................................................................................55
         2.05.     Representations, Warranties and Covenants of the Master Servicer..............................55
         2.06.     Issuance of the REMIC I Regular Interests and the Class R-I Interest..........................58
         2.07.     Conveyance of the REMIC I Regular Interests; Acceptance of REMIC II by the
                   Trustee.......................................................................................58
         2.08.     Issuance of Class R Certificates..............................................................58

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                               OF THE MORTGAGE LOANS



                                                        vi



SECTION                                                                                                        PAGE
-------                                                                                                        ----

         3.01.     Master Servicer to Act as Master Servicer.....................................................60
         3.02.     Sub-Servicing Agreements Between the Master Servicer and Sub-Servicers........................61
         3.03.     Successor Sub-Servicers.......................................................................63
         3.04.     Liability of the Master Servicer..............................................................63
         3.05.     No Contractual Relationship Between Sub-Servicers and the NIMs Insurer, Trustee,
                   the Trust Administrator or Certificateholders.................................................63
         3.06.     Assumption or Termination of Sub-Servicing Agreements by Trust Administrator
                    .............................................................................................63
         3.07.     Collection of Certain Mortgage Loan Payments..................................................64
         3.08.     Sub-Servicing Accounts........................................................................65
         3.09.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts........................65
         3.10.     Collection Account and Distribution Account...................................................66
         3.11.     Withdrawals from the Collection Account and Distribution Account..............................69
         3.12.     Investment of Funds in the Collection Account and the Distribution Account....................71
         3.13.     [intentionally omitted].......................................................................72
         3.14.     Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage
                    .............................................................................................72
         3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.....................................74
         3.16.     Realization Upon Defaulted Mortgage Loans.....................................................75
         3.17.     Trustee to Cooperate; Release of Mortgage Files...............................................77
         3.18.     Servicing Compensation........................................................................78
         3.19.     Reports to the Trust Administrator and the Trustee; Collection Account Statements
                    .............................................................................................79
         3.20.     Statement as to Compliance....................................................................79
         3.21.     Independent Public Accountants' Servicing Report..............................................79
         3.22.     Access to Certain Documentation...............................................................80
         3.23.     Title, Management and Disposition of REO Property.............................................80
         3.24.     Obligations of the Master Servicer in Respect of Prepayment Interest Shortfalls
                    .............................................................................................84
         3.25.     Obligations of the Master Servicer in Respect of Mortgage Rates and Monthly
                   Payments......................................................................................84
         3.26.     Advance Facility..............................................................................84
         3.27.     PMI Policy; Claims Under the PMI Policy.......................................................85
         3.28      Reserve Fund..................................................................................86

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         4.01.     Distributions.................................................................................88
         4.02.     Statements to Certificateholders..............................................................96
         4.03.     Remittance Reports; P&I Advances.............................................................100
         4.04.     Allocation of Realized Losses................................................................101
         4.05.     Compliance with Withholding Requirements.....................................................103
         4.06.     Commission Reporting.........................................................................103


                                                        vii



SECTION                                                                                                        PAGE
-------                                                                                                        ----


                                                     ARTICLE V

                                                 THE CERTIFICATES

         5.01.     The Certificates.............................................................................104
         5.02.     Registration of Transfer and Exchange of Certificates........................................106
         5.03.     Mutilated, Destroyed, Lost or Stolen Certificates............................................111
         5.04.     Persons Deemed Owners........................................................................111
         5.05.     Certain Available Information................................................................111

                                                    ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

         6.01.     Liability of the Depositor and the Master Servicer...........................................113
         6.02.     Merger or Consolidation of the Depositor or the Master Servicer..............................113
         6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.....................113
         6.04.     Limitation on Resignation of the Master Servicer.............................................114
         6.05.     Rights of the Depositor in Respect of the Master Servicer....................................115

                                                    ARTICLE VII

                                                      DEFAULT

         7.01.     Master Servicer Events of Default............................................................116
         7.02.     Trust Administrator or the Trustee to Act; Appointment of Successor..........................118
         7.03.     Notification to Certificateholders...........................................................120
         7.04.     Waiver of Master Servicer Events of Default..................................................120

                                                   ARTICLE VIII

                                CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

         8.01.     Duties of Trustee and the Trust Administrator................................................122
         8.02.     Certain Matters Affecting the Trustee and the Trust Administrator............................123
         8.03.     Neither the Trustee nor the Trust Administrator Liable for Certificates or Mortgage
                   Loans........................................................................................124
         8.04.     Trustee and Trust Administrator May Own Certificates.........................................125
         8.05.     Trustee's and Trust Administrator's Fees and Expenses........................................125
         8.06.     Eligibility Requirements for Trustee and the Trust Administrator.............................126
         8.07.     Resignation and Removal of the Trust Administrator or the Trustee............................126
         8.08.     Successor Trustee or Trust Administrator.....................................................127
         8.09.     Merger or Consolidation of Trustee or the Trust Administrator................................128
         8.10.     Appointment of Co-Trustee or Separate Trustee................................................128


                                                       viii




         8.11.     Appointment of Custodians....................................................................129
         8.12.     Appointment of Office or Agency..............................................................130
         8.13.     Representations and Warranties of the Trustee and the Trust Administrator....................130

                                                    ARTICLE IX

                                                    TERMINATION

         9.01      Termination Upon Repurchase or Liquidation of All Mortgage Loans.............................132
         9.02      Additional Termination Requirements..........................................................134

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         10.01.    REMIC Administration.........................................................................135
         10.02.    Prohibited Transactions and Activities.......................................................138
         10.03.    Master Servicer, the Trust Administrator and Trustee Indemnification.........................138

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

         11.01.    Amendment....................................................................................139
         11.02.    Recordation of Agreement; Counterparts.......................................................140
         11.03.    Limitation on Rights of Certificateholders...................................................140
         11.04.    Governing Law................................................................................141
         11.05.    Notices......................................................................................141
         11.06.    Severability of Provisions...................................................................142
         11.07.    Notice to Rating Agencies and the NIMs Insurer...............................................142
         11.08.    Article and Section References...............................................................143
         11.09.    Grant of Security Interest...................................................................143
         11.10     Third Party Rights...........................................................................144
         11.11     NIMS Insurer's Rights........................................................................144

         Exhibits
         --------

         Exhibit A-1       Form of Class A Certificate
         Exhibit A-2       Form of Class A-2 Certificate
         Exhibit A-3       Form of Class M-1 Certificate
         Exhibit A-4       Form of Class M-2 Certificate
         Exhibit A-5       Form of Class M-3 Certificate
         Exhibit A-6       Form of Class CE Certificate
         Exhibit A-7       Form of Class P Certificate
         Exhibit A-8       Form of Class R Certificate
         Exhibit B         [Reserved]
         Exhibit C-1       Form of Trustee's Initial Certification


                                       ix




         Exhibit C-2       Form of Trustee's Interim Certification
         Exhibit C-2       Form of Trustee's Final Certification
         Exhibit D         Form of Mortgage Loan Purchase Agreement
         Exhibit E-1       Request for Release
         Exhibit E-2       Request for Release Mortgage Loans paid in full
         Exhibit F-1       Form of Transferor Representation Letter and Form of Transferee
                           Representation Letter in Connection with Transfer of Class CE  and Class P
                           Certificates Pursuant to Rule 144A Under the 1933 Act
         Exhibit F-2       Form of Transfer Affidavit and Agreement and Form of Transferor Affidavit
                           in Connection with Transfer of Residual Certificates
         Exhibit G         Form of Certification with respect to ERISA and the Code
         Exhibit H         [Reserved]
         Exhibit I         [Reserved]
         Exhibit J         [Reserved]
         Exhibit O         Loss Mitigation Action Plan

         Schedule 1        Mortgage Loan Schedule
         Schedule 2        Prepayment Charge Schedule
         Schedule 3        PMI Mortgage Loans

                   This Pooling and Servicing Agreement, is dated and effective as of September 1, 2001, among AMERIQUEST MORTGAGE SECURITIES INC., as Depositor, AMERIQUEST MORTGAGE COMPANY, as Master Servicer, U.S. BANK NATIONAL ASSOCIATION, as Trustee and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trust Administrator.

                             PRELIMINARY STATEMENT:

                   The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in each REMIC (as defined herein) created hereunder. The Trust Fund will consist of a segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement.

                   As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (other than any Master Servicer Prepayment Charge Payment Amounts and the Reserve Fund) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Interest will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.

                                       REMIC I                       Initial                    Latest Possible
        Designation                Remittance Rate            Uncertificated Balance            Maturity Date(1)
        -----------                ---------------            ----------------------            ----------------
          I-LTIAA                    Variable(2)            $     507,963,877.68               September 25, 2031
           I-LTA1                    Variable(2)            $       4,716,800.00               September 25, 2031
          I-LTIM1                    Variable(2)            $         181,417.00               September 25, 2031
          I-LTIM2                    Variable(2)            $         168,456.22               September 25, 2031
          I-LTIM3                    Variable(2)            $          77,756.20               September 25, 2031
          I-LTIZZ                    Variable(2)            $       5,222,180.34               September 25, 2031
          I-LTIIAA                   Variable(2)            $      90,894,707.82               September 25, 2031
           I-LTA2                    Variable(2)            $         844,020.00               September 25, 2031
          I-LTIIM1                   Variable(2)            $          32,463.00               September 25, 2031
          I-LTIIM2                   Variable(2)            $          30,143.78               September 25, 2031
          I-LTIIM3                   Variable(2)            $          13,193.80               September 25, 2031
          I-LTIIZZ                   Variable(2)            $         934,453.45               September 25, 2031
           I-LTP                     Variable(2)            $             100.00               September 25, 2031

-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

      As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Interest will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates.


                                                                  Initial Aggregate               Latest Possible
     Designation                       Pass-Through Rate    Certificate Principal Balance        Maturity Date(1)
     -----------                       -----------------    -----------------------------        ----------------
    Class A-1                              Variable(2)           $ 471,680,000.00               September 25, 2031
    Class A-2                              Variable(2)           $  84,402,000.00               September 25, 2031
    Class M-1                              Variable(2)           $  21,388,000.00               September 25, 2031
    Class M-2                              Variable(2)           $  19,860,000.00               September 25, 2031
    Class M-3                              Variable(2)           $   9,167,000.00               September 25, 2031
    Class CE                               Variable(2)(3)        $   4,583,189.29               September 25, 2031
    Class P                                   N/A(4)             $         100.00               September 25, 2031

-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) The Class CE Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the Uncertificated Balance of REMIC I Regular Interests. The Class CE Certificates will not accrue interest on their Certificate Principal Balance.

(4)   The Class P Certificates will not accrue interest.

                  As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance equal to $611,080,289.29.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.             Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months and all calculations on each Regular Interest shall be made on the basis of a 360-day year and the actual number of days in the month.

                  "Accrued Certificate Interest": With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates) and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Mezzanine Certificates, or on the Notional Amount, in the case of the Class CE Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Class A Certificates and the Mezzanine Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate or Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to
Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 4.04 hereof.

                  "Adjustable-Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

                  "Adjustment Date": With respect to each Adjustable-Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Administration Fee": The amount payable to the Trust Administrator on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it or the Trustee in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trust Administrator and the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Administration Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties. The fee payable to the Trustee for all services rendered by it in the execution of the trust hereby created and the exercise and performance of any of the powers and duties of the Trustee hereunder will be paid by the Trust Administrator out of the Trust Administrator's own funds or out of the Administration Fee received by the Trust Administrator.

                  "Administration Fee Rate": 0.005% per annum.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom if applicable, the mortgage recordation information which has not been returned by the applicable recorder's office and/or the assignee's name), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the Master Servicer for such Distribution Date pursuant to
Section 4.03 and (e) the aggregate of any advances made by the Trust Administrator or the Trustee, as applicable, in the capacity as Master Servicer, for such Distribution Date pursuant to Section 7.02(b), reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause
(1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Originator or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) Stayed Funds, (vi) the PMI Insurer Fee payable from the Distribution Account, (vii) the Administration Fee payable from the Distribution Account pursuant to Section 8.05, (viii) amounts deposited in the Collection Account or the Distribution Account in error and
(ix) the amount of any Prepayment Charges collected by the Master Servicer and the amount of any Master Servicer Prepayment Charge Payment Amounts and (y) amounts reimbursable to the Trust Administrator or the Trustee, as applicable, for an advance made pursuant to Section 7.02(b) which advance the Trust Administrator or the Trustee, as applicable, has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee. Initially, the Book-Entry Certificates will be the Class A Certificates and the Mezzanine Certificates.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York, or in the city in which the Corporate Trust Office of the Trustee or the Corporate Trust Office of the Trust Administrator is located, are authorized or obligated by law or executive order to be closed.

                  "Certificate": Any one of the Depositor's Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class CE, Class P and Class R, issued under this Agreement.

                  "Certificate Factor": With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (and in the case of the Class CE Certificates, the Notional Amount) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance (and in the case of the Class CE Certificates, the Notional Amount) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (and in the case of the Class CE Certificates, the Notional Amount) of such Class of Certificates as of the Closing Date.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee, the Trust Administrator and the NIMs Insurer may conclusively rely upon a certificate of the Depositor or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee, the Trust Administrator and the NIMs Insurer shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Margin": With respect to the Class A-1 Certificates and REMIC I Regular Interest I-LTA1, 0.280% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 0.560% in the case of any Distribution Date thereafter.

                  With respect to the Class A-2 Certificates and REMIC I Regular Interest I-LTA2, 0.300% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 0.600% in the case of any Distribution Date thereafter.

                  With respect to the Class M-1 Certificates, REMIC I Regular Interest I-LTIM1 and REMIC I Regular Interest I-LTIIM1, 0.820% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 1.230% in the case of any Distribution Date thereafter.

                  With respect to the Class M-2 Certificates, REMIC I Regular Interest I-LTIM2 and REMIC I Regular Interest I-LTIIM2, 1.250% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 1.875% in the case of any Distribution Date thereafter.

                  With respect to the Class M-3 Certificates, REMIC I Regular Interest I-LTIM3 and REMIC I Regular Interest I-LTIIM3, 1.950% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 2.925% in the case of any Distribution Date thereafter.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to each Class A Certificate, Mezzanine Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and in the case of a Mezzanine Certificate, Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Uncertificated Balances of the REMIC I Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A Certificate": Any Class A-1 Certificate or Class A-2 Certificate.

                  "Class A-1 Allocation Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the aggregate of the amounts described in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount, and the denominator of which is (y) the aggregate of the amounts described in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount and in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount.

                  "Class A-1 Certificate": Any one of the Class A Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class A-1 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 82.000% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $2,591,652.94.

                  "Class A-2 Allocation Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the aggregate of the amounts described in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount, and the denominator of which is (y) the aggregate of the amounts described in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount and in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount.

                  "Class A-2 Certificate": Any one of the Class A Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class A-2 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 82.000% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $463,748.51.

                  "Class CE Certificate": Any one of the Class CE Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class Exemption": A class exemption granted by the DOL, which provides relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

                  "Class M-1 Certificate": Any one of the Class M-1 Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class M-1 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount and the Class A-2 Principal Distribution Amount on such Distribution Date), and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 89.000% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $3,055,401.45.

                  "Class M-2 Certificate": Any one of the Class M-2 Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class M-2 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount and the Class A-2 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.500% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $3,055,401.45.

                  "Class M-3 Certificate": Any one of the Class M-3 Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class M-3 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount and the Class A-2 Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 98.500% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus $3,055,401.45.

                  "Class P Certificate": Any one of the Class P Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class R Certificate": Any one of the Class R Certificates executed by the Trustee or the Trust Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-8 and evidencing the ownership of the Class R-I Interest and the Class R-II Interest.

                  "Class R-I Interest": The uncertificated Residual Interest in REMIC I.

                  "Class R-II Interest": The uncertificated Residual Interest in REMIC II.

                  "Closing Date":  September 27, 2001.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collection Account": The account or accounts created and maintained by the Master Servicer pursuant to Section 3.10(a), which shall be entitled "Ameriquest Mortgage Company, as Master Servicer for U.S. Bank National Association, as Trustee, in trust for the registered holders of Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2." The Collection Account must be an Eligible Account.

                  "Commission": The Securities and Exchange Commission.

                  "Corporate Trust Office": The principal corporate trust office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administrator AQ0102 or at such other address as the Trust Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Trustee and which office, with respect to the Trustee, at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance, Ameriquest 2001-2 or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Trust Administrator.

                  "Corresponding Certificate": With respect to (i) REMIC I Regular Interest I-LTIA1, the Class A-1 Certificates; (ii) REMIC I Regular Interest I-LTIA2, the Class A-2 Certificates; (iii) REMIC I Regular Interest I-LTIM1 and REMIC I Regular Interest I-LTIIM1, the Class M-1 Certificates; (iv) REMIC I Regular Interest I-LTIM2 and REMIC I Regular Interest I-LTIIM2, the Class M-2 Certificates; (v) REMIC I Regular Interest I-LTIM3 and REMIC I Regular Interest I- LTIIM3, the Class M-3 Certificates; and (vi) REMIC I Regular Interest I-LTP, the Class P Certificates;

                  "Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date, the numerator of which is (x) the sum of the aggregate Certificate Principal Balances of the Mezzanine Certificates and the Class CE Certificates, and the denominator of which is (y) the aggregate Stated Principal Balance of the

Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period).

                  "Cumulative Loss Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  "Custodian": A Custodian, which shall initially be Bankers Trust Company of California, N.A.

                  "Cut-off Date": With respect to each Mortgage Loan, September 1, 2001. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates":  As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans as of the last day of the previous calendar month that, as of such last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have related borrowers that are the subject of bankruptcy proceedings, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the Master Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Delinquency Percentage.

                  "Depositor": Ameriquest Mortgage Securities Inc., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee and the Trust Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated P-1 by Moody's and A-1 by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 1st day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any of REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trust Administrator pursuant to Section 3.10(b) which shall be entitled "Bankers Trust Company of California, N.A., as Trust Administrator for U.S. Bank National Association, as Trustee, in trust for the registered holders of Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass- Through Certificates, Series 2001-2." The Distribution Account must be an Eligible Account.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 2001.

                  "Due Date": With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the related Due Date.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution or trust company the short-term unsecured debt obligations of which are rated P-1 by Moody's and A-1+ by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Excess Overcollateralized Amount": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date over (ii) the Required Overcollateralized Amount for such Distribution Date.

                  "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Mortgage Rate thereon as of the first day of the month preceding the month in which the Distribution Date occurs minus the sum of (i) the Administration Fee Rate, (ii) the Servicing Fee Rate and
(iii) the PMI Insurer Fee Rate, if applicable.

                  "Expense Adjusted Maximum Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Maximum Mortgage Rate (in the case any Adjustable-Rate Mortgage Loan) or Mortgage Rate (in the case of any Fixed Rate Mortgage Loan) thereon as of the first day of the month preceding the month in which the Distribution Date occurs minus the sum of (i) the Administration Fee Rate, (ii) the Servicing Fee Rate and (iii) the PMI Insurer Fee Rate, if applicable.

                  "Extraordinary Trust Fund Expense": Any amounts reimbursable to the Trustee or the Trust Administrator, as the case may be, or any director, officer, employee or agent of the Trustee or Trust Administrator, as the case may be, from the Trust Fund pursuant to Section 8.05, any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iii) and any amounts payable by the Trustee or the Trust Administrator, as the case may be, for the recording of the assignments of mortgage pursuant to Section 2.01.

                  "Fannie Mae": Fannie Mae, formally known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "First Payment Default" Any Mortgage Loan for which the Mortgagor fails to make the first scheduled Monthly Payment under the related Mortgage Note within 61 days after its due date.

                  "Fixed Rate Mortgage Loan": A first lien Mortgage Loan which provides for a fixed Mortgage Rate payable with respect thereto. The Fixed Rate Mortgage Loans are identified as such on the Mortgage Loan Schedule.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Originator, the Depositor or the Master Servicer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01), a determination made by the Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Formula Rate": For any Distribution Date and the Class A Certificates, the Mezzanine Certificates, the REMIC I Group I Regular Interests and the REMIC I Group II Regular Interests, the lesser of (i) One-Month LIBOR plus the related Certificate Margin and (ii) the Maximum Cap Rate.

                  "Freddie Mac": Freddie Mac, formally known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Group I Interest Remittance Amount ": For any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group I Mortgage Loans.

                  "Group I Marker Rate": With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the REMIC I Remittance Rate for each of the REMIC I Group I Regular Interests and REMIC I Regular Interest I-LTIZZ, with the rate on each REMIC I Group I Regular Interest subject to a cap equal to the related Formula Rate for the purpose of this calculation for such Distribution Date and with the rate on REMIC I Regular Interest I-LTIZZ subject to a cap of zero for the purpose of this calculation;

provided however, each cap and the REMIC I Remittance Rate shall be multiplied by a fraction, the numerator of which is the actual number days in the related Interest Accrual Period and the denominator of which is 30.

                  "Group I Mortgage Loans ": Mortgage Loans having original principal balances (as such principal balances are shown on the Mortgage Loan Schedule) that conform to Fannie Mae and Freddie Mac limits for mortgage loans eligible for purchase by Fannie Mae and Freddie Mac and that are identified as Group I Mortgage Loans on the Mortgage Loan Schedule.

                  "Group I Principal Distribution Amount ": With respect to any Distribution Date, the sum of:

                           (i) the principal portion of each Monthly Payment on the Group I Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

                           (ii) the Stated Principal Balance of any Group I Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by
                           Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group I pursuant to
                           Section 2.03 during the related Prepayment Period;

                           (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received with respect to the Group I Mortgage Loans during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by the Master Servicer pursuant to
                           Section 4.03 in respect of a preceding Distribution Date;

                           (iv) the Class A-1 Allocation Percentage of the principal portion of any Realized Losses incurred on any of the Mortgage Loans in the calendar month preceding such Distribution Date; and

                           (v) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date;

                           minus:

                           (vi) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

                  "Group II Interest Remittance Amount ": For any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group II Mortgage Loans.

                  "Group II Marker Rate": With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the REMIC I Remittance Rate for each of the REMIC I Group II Regular Interests and REMIC I Regular Interest I-LTIIZZ, with the rate on each REMIC I Group II Regular Interest subject to a cap equal to the related Formula Rate for the purpose of this calculation for such Distribution Date and with the rate on REMIC I Regular Interest LTIIZZ subject to a cap of zero for the purpose of this calculation; provided however, each cap and the REMIC I Remittance Rate shall be multiplied by a fraction, the numerator of which is the actual number days in the related Interest Accrual Period and the denominator of which is 30.

                  "Group II Mortgage Loans ": Mortgage Loans predominantly having original principal balances (as such principal balances are shown on the Mortgage Loan Schedule) that do not conform to Fannie Mae and Freddie Mac limits for mortgage loans eligible for purchase by Fannie Mae and Freddie Mac and that are identified as Group II Mortgage Loans on the Mortgage Loan Schedule.

                  "Group II Principal Distribution Amount ": With respect to any Distribution Date, the sum of:

                           (i) the principal portion of each Monthly Payment on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

                           (ii) the Stated Principal Balance of any Group II Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by
                           Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group II pursuant to
                           Section 2.03 during the related Prepayment Period;

                           (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received with respect to the Group II Mortgage Loans during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by the Master Servicer pursuant to
                           Section 4.03 in respect of a preceding Distribution Date;

                           (iv) the Class A-2 Allocation Percentage of the principal portion of any Realized Losses incurred on any of the Mortgage Loans in the calendar month preceding such Distribution Date; and

                           (v) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date;

                           minus:

                           (vi) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

                  "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Rate for such Adjustable-Rate Mortgage Loan.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer, the Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Originator, the Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Originator, the Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Originator, the Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Master Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Master Servicer) that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicer) if the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Indenture": An indenture relating to the issuance of notes which may be guaranteed by the NIMs Insurer.

                  "Index": With respect to each Adjustable-Rate Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available as of the first business day 45 days or more prior to such Adjustment Date, as specified in the related Mortgage Note.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan (including the PMI Policy), to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": With respect to any Distribution Date and the Class A Certificates, the Mezzanine Certificates and each uncertificated Regular Interest, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date.

                  "Interest Carry Forward Amount": With respect to any Distribution Date and any Class of Class A Certificates or Mezzanine Certificates, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

                  "Interest Determination Date": With respect to the Class A Certificates, the Mezzanine Certificates and any uncertificated Regular Interest, and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Distribution Amount": With respect to any Distribution Date, any Class A Certificate, any Mezzanine Certificate and any Class CE Certificate, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

                  "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent for such Due Period and not previously recovered.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to
Section 9.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

                  "Loan Group": The Group I Mortgage Loans or the Group II Mortgage Loans, as applicable.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "London Business Day": Any day on which banks in the City of London are open and conducting transactions in United States dollars.

                  "Loss Mitigation Action Plan": The policies and procedures set forth in Exhibit O hereto relating to the realization on delinquent Mortgage Loans, which are incorporated by reference into this Agreement shall be deemed a part hereof.

                  "Majority Class CE Certificateholder": Any single Holder or group of Holders of Class CE Certificates representing a greater than 50% Percentage Interest in such Class.

                  "Master Servicer": Ameriquest Mortgage Company ("Ameriquest") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder.

                  "Master Servicer Event of Default": One or more of the events described in Section 7.01.

                  "Master Servicer Prepayment Charge Payment Amount": The amounts payable by the Master Servicer in respect of any waived Prepayment Charges pursuant to Section 2.03(b).

                  "Master Servicer Remittance Date": With respect to any Distribution Date, 3:00 p.m. New York time on the last Business Day preceding the related Distribution Date.

                  "Master Servicer Reporting Date": With respect to any Distribution Date, 3:00 p.m. New York time on the 20th day of the calendar month in which such Distribution Date occurs or, if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day.

                  "Master Servicer Termination Test": With respect to any Distribution Date, the Master Servicer Termination Test will be failed if the Cumulative Loss Percentage exceeds 4.000%.

                  "Maximum Cap Rate": For any Distribution Date a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Maximum Mortgage Rates of the Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs (after giving effect to unscheduled collections of principal received during the related Prepayment Period) and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  "Maximum Mortgage Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Maximum Uncertificated Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) the sum of (i) accrued interest at the REMIC I Remittance Rate applicable to REMIC I Regular Interest I-LTIZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIZZ minus the REMIC I Group I Overcollateralization Amount, in each case for such Distribution Date and (ii) accrued interest at the REMIC I Remittance Rate applicable to REMIC I Regular Interest I-LTIIZZ for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC I Regular Interest I- LTIZZ minus the REMIC I Group II Overcollateralization Amount, in each case for such Distribution Date, over (b) Uncertificated Interest on the REMIC I Group I Regular Interest and the REMIC I Group II Regular Interests, for such Distribution Date, with the rate on each of the REMIC I Group I Regular Interest and the REMIC I Group II Regular Interests, subject to a cap equal to the related Formula Rate; provided however, each cap shall be multiplied by a fraction, the numerator of which is the actual number days in the related Interest Accrual Period and the denominator of which is 30.

                  "Mezzanine Certificate": Any Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates.

                  "Minimum Mortgage Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee and delivered to the Trustee or a Custodian pursuant to Section
2.01 or Section 2.03(d) of this Agreement, as held from time to time held as a part of REMIC I, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Purchase Agreement": The agreement between the Originator and the Depositor, regarding the transfer of the Mortgage Loans by the Originator to or at the direction of the Depositor, substantially in the form of Exhibit D annexed hereto.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

              (i)     the Originator's Mortgage Loan identifying number;

              (ii)    the Mortgagor's name;

              (iii) the street address of the Mortgaged Property including the state and zip code;

              (iv) a code indicating whether the Mortgaged Property is owner-occupied;

              (v) the type of Residential Dwelling constituting the Mortgaged Property;

              (vi)    the original months to maturity;

              (vii)   the Loan-to-Value Ratio at origination;

              (vii) the Mortgage Rate in effect immediately following the Cut-off Date;

              (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

              (x)     the stated maturity date;

              (xi) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

              (xii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

              (xiii)  the original principal amount of the Mortgage Loan;

              (xiv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

              (xv) with respect to each Adjustable-Rate Mortgage Loan, the Gross Margin;

              (xvi) a code indicating the purpose of the Mortgage Loan (I.E., purchase financing, rate/term refinancing, cash-out refinancing);

              (xvii) with respect to each Adjustable-Rate Mortgage Loan, the Maximum Mortgage Rate;

              (xviii) with respect to each Adjustable-Rate Mortgage Loan, the
                      Minimum Mortgage Rate;

              (xix)   the Mortgage Rate at origination;

              (xx) with respect to each Adjustable-Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

              (xxi) a code indicating the documentation program (I.E., Full Documentation, Fast Trac or Stated Income);

              (xxii with respect to each Adjustable-Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

              (xxiii) the risk grade;

              (xxiv)  the Value of the Mortgaged Property;

              (xxv)   the sale price of the Mortgaged Property, if applicable;

              (xxvi)  whether such Mortgage Loan is covered under the PMI
                      Policy;

              (xxvii) a code indicating the underwriting program (i.e. Standard or LTV Plus); and

              (xxviii) whether such Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan.

                  The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate, and for each Loan Group in the aggregate, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Master Servicer in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate with respect to the Adjustable-Rate Mortgage Loans, (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the

Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Adjustable-Rate Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and
(ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property identified in the related Mortgage as securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling (excluding, for purposes of construing the representations or warranties made in the Mortgage Loan Purchase Agreement, any improvements thereupon not considered by the appraiser in determining the value of such Mortgaged Property).

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of
(A) the Senior Interest Distribution Amounts payable to the holders of the Class A Certificates and the Interest Distribution Amounts payable to the Mezzanine Certificates and (B) the sum of the amounts described in clauses (i) through
(iii) of the definition of Group I Principal Distribution Amount and in clauses
(i) through (iii) of the definition of Group II Principal Distribution Amount.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "Net WAC Pass-Through Rate": With respect to each REMIC I Group I Regular Interest, REMIC I Regular Interest I-LTIAA, REMIC I Regular Interest I-LTIZZ, REMIC I Regular Interest I-LTP, and Class A-1 Certificates and any Distribution Date, a rate per annum equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs (after giving effect to unscheduled collections of principal received during the related Prepayment Period) and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  With respect to each REMIC I Group II Regular Interest, REMIC I Regular Interest I-LTIIAA, REMIC I Regular Interest I-LTIIZZ and the Class A-2 Certificates and any Distribution Date, a rate per annum equal to the product of
(x) the weighted average of the Expense Adjusted

Mortgage Rates of the Group II Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs (after giving effect to unscheduled collections of principal received during the related Prepayment Period) and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  With respect to the Mezzanine Certificates and any Distribution Date, a rate per annum equal to the lesser of (i) the Net WAC Pass-Through Rate for the REMIC I Group I Regular Interests and such Distribution Date and (ii) the Net WAC Pass-Through Rate for the REMIC I Group II Regular Interests and such Distribution Date.

                  "Net WAC Rate Carryover Amount": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the sum of (A) the positive excess of (i) the amount of interest that would have been payable to such Class of Certificates on such Distribution Date if the Pass-Through Rate for such Class of Certificates on such Distribution Date had been calculated at the related Formula Rate for such Distribution Date over (ii) the amount of interest payable to such Class of Certificates on such Distribution Date calculated at the related Pass- Through Rate for such Distribution Date and (B) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously paid, together with interest thereon at a rate equal to the related Formula Rate for such Class of Certificates for the most recently ended Interest Accrual Period.

                  "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

                  "NIMs Insurer": An insurer, if any, that is guaranteeing certain payments under notes issued by a trust, the principal assets of which include all or a portion of the Class CE Certificates, the Class P Certificates and/or the Class R Certificates.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": With respect to the Class CE Certificates and any Distribution Date, the Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) for such Distribution Date.

                  "Officers' Certificate": With respect to the Depositor, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries. With respect to the Master Servicer, any officer who is authorized to act for the Master Servicer in matters relating to this Agreement, and whose action is binding upon the Master Servicer, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

                  "One-Month LIBOR": With respect to the Class A Certificates and the Mezzanine Certificates, and any Interest Accrual Period therefor, the rate determined by the Trust Administrator on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Trust Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trust Administrator shall select, after consultation with the NIMS Insurer, an alternative comparable index (over which the Trust Administrator has no control), used for determining one- month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Master Servicer acceptable to the Trustee, if such opinion is delivered to the Trustee, or acceptable to the Trust Administrator, if such opinion is delivered to the Trust Administrator, except that any opinion of counsel relating to (a) the qualification of any of REMIC I or REMIC II as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Originator": Ameriquest Mortgage Company, or its successor in interest, in its capacity as originator under the Mortgage Loan Purchase Agreement.

                  "Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the sum of the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (i) through (iv) of the definition of Group I Principal Distribution Amount and the amounts described in clauses (i) through (iv) of the definition of Group II Principal Distribution Amount on such Distribution Date).

                  "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date prior to taking into account the payment of any Overcollateralization Increase Amount on such Distribution Date.

                  "Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount on such Distribution Date, exclusive of the payment of any Overcollateralization Increase Amount) and (b) the amount of Accrued Certificate Interest payable on the Class CE Certificates on such Distribution Date as reduced by Realized Losses allocated thereto with respect to such Distribution Date pursuant to Section 4.04.

                  "Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the sum of the amounts available for distribution specified in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date. With respect to the Class CE Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (M) below, and the denominator of which is the Uncertificated Balance of the REMIC I Regular Interests other than REMIC I Regular Interest I-LTP. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

                  (A) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIAA minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIAA;

                  (B) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTA1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTA1;

                  (C) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIM1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIM1;

                  (D) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIM2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIM2;

                  (E) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIM3 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIM3;

                  (F) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIZZ minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIZZ;

                  (G) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIIAA minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIIAA;

                  (H) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTA2 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTA2;

                  (I) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIIM1 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIIM1;

                  (J) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIIM2 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIIM2;

                  (K) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIIM3 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIIM3;

                  (L) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIIZZ minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC I Regular Interest I-LTIIZZ; and

                  "REMIC I Group I Regular Interests": Any of REMIC I Regular Interest I-LTIA1, REMIC I Regular Interest I-LTIM1, REMIC I Regular Interest I-LTIM2 and REMIC I Regular Interest I-LTIM3.

                  "REMIC I Group II Regular Interests": Any of REMIC I Regular Interest I-LTIA2, REMIC I Regular Interest I-LTIIM1, REMIC I Regular Interest I-LTIIM2 and REMIC I Regular Interest I-LTIIM3.

                  (M) 100% of the interest on REMIC I Regular Interest I-LTP

                  "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance of all of the Certificates of such Class. The Class A Certificates and the Mezzanine Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1.00 in excess thereof. The Class P Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Notional Amounts of $25,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Notional Amount of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in Percentage Interests of 20% and multiples thereof.

                  "Periodic Rate Cap": With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Master Servicer, the NIMs Insurer, the Trustee, the Trust Administrator or any of their respective
Affiliates:

                           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution;

                           (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                           (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                           (vi) units of money market funds, including money market funds advised by the Trustee, the Trust Administrator or an Affiliate thereof, that have been rated "Aaa" by Moody's and "AAA" by S&P; and

                           (viii) if previously confirmed in writing to the Trustee and the Trust Administrator and consented to by the NIMS Insurer, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the Master Servicer in respect of any Distribution Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure of deed in lieu of foreclosure as determined pursuant to Section 4.03.

                  "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and Section 4975 of the Code.

                  "PMI Insurer": Mortgage Guaranty Insurance Corporation, a monoline private insurance company organized and created under the laws of the State of Wisconsin, or its successors in interest.

                  "PMI Insurer Fee": The amount payable to the PMI Insurer on each Distribution Date, which amount shall equal the product of (i) the PMI Insurer Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the PMI Mortgage Loans and any related REO Properties as of the first day of the related Due Period.

                  "PMI Insurer Fee Rate": 1.60% per annum.

                  "PMI Mortgage Loans": The list of Mortgage Loans insured by the PMI Insurer attached hereto as Schedule 3.

                  "PMI Policy": The Primary Mortgage Insurance Policy No. 0449044578 with respect to the PMI Mortgage Loans and all endorsements thereto dated the Closing Date, issued by the PMI Insurer.

                  "Prepayment Assumption": A prepayment rate for the Mortgage Loans of 28% CPR. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

                  "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Fund, the Prepayment Charges so held being identified in the Prepayment Charge Schedule (other than any Master Servicer Prepayment Charge Payment Amount).

                  "Prepayment Charge Schedule": As of any date, the list of Prepayment Charges included in the Trust Fund on such date, attached hereto as
Schedule 2 (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

              (i)     the Master Servicer's Mortgage Loan identifying number;

              (ii)    a code indicating the type of Prepayment Charge;

              (iii) the date on which the first Monthly Payment was due on the related Mortgage Loan;

              (iv)    the term of the Prepayment Charge;

              (v)     the original principal balance of the related Mortgage
                      Loan;

              (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date;

                  The Prepayment Charge Schedule shall be amended from time to time by the Master Servicer in accordance with the provisions of this Agreement and a copy of such amended Prepayment Charge Schedule shall be furnished by the Master Servicer to the NIMs Insurer.

              "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day and the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

              "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Distribution Date occurs, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding the month in which such Distribution Date occurs. The obligations of the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in
Section 3.24.

              "Prepayment Period": With respect to any Distribution Date, the period commencing on the day after the Determination Date in the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-Off Date) and ending on the Determination Date of the calendar month in which such Distribution Date occurs.

              "Principal Distribution Amount": With respect to any Distribution Date, the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount.

              "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

              "PTCE":  A Prohibited Transaction Class Exemption.

              "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee and the Trust Administrator, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of
(x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(ix) and 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer, the NIMs Insurer, the Trustee or the Trust Administrator in respect of the breach or defect giving rise to the purchase obligation.

              "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to any Adjustable- Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to any Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to any Adjustable-Rate Mortgage Loan, have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to any Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Originator at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) be covered by the PMI Policy if the Deleted Mortgage Loan was covered by the PMI Policy, (xii) have been underwritten or reunderwritten by the Originator in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xiii) have a Prepayment Charge provision at least equal to the Prepayment Charge provision of the Deleted Mortgage Loan and (xiv) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

              "Rating Agency or Rating Agencies": Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee, the Trust Administrator and the Master Servicer.

              "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus
(ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

              With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(v) the aggregate of all P&I Advances made by the Master Servicer in respect of such REO Property or the related Mortgage Loan for which the Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

              With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

              With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

              "Record Date": With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date. With respect to each Distribution Date and any other Class of Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

              "Reference Banks": Deutsche Bank, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trust Administrator (after consultation with the NIMS Insurer) which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trust Administrator.

              "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

              "Regular Certificate": Any Class A Certificate, Mezzanine Certificate, Class P Certificate or Class CE Certificate.

              "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

              "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

              "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

              "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

              "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies, including the PMI Policy, required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) to the extent conveyed pursuant to Section 2.01 and (v) the Collection Account (other than any amounts representing any Master Servicer Prepayment

Charge Payment Amounts), the Distribution Account (other than any amounts representing any Master Servicer Prepayment Charge Payment Amounts) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes any Master Servicer Prepayment Charge Payment Amounts, the Reserve Fund, all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made before the Cut-off Date.

              "REMIC I Group I Interest Loss Allocation Amount": With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Interest Accrual Periods for the indicated Regular Interests for such Distribution Date) equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIAA minus the Group I Marker Rate, divided by (b) 12.

              "REMIC I Group II Interest Loss Allocation Amount": With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Interest Accrual Periods for the indicated Regular Interests for such Distribution Date) equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LTIIAA minus the Group II Marker Rate, divided by (b) 12.

              "REMIC I Group I Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the REMIC I Group I Regular Interests REMIC I Regular Interests I-LTIAA and I-LTIZZ minus (ii) the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTIM1, REMIC I Regular Interest I-LTIM2 and REMIC I Regular Interest I-LTIM3, in each case as of such date of determination.

              "REMIC I Group II Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the REMIC I Group II Regular Interests REMIC II Regular Interests I-LTIIAA and I-LTIIZZ minus (ii) the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTIIM1, REMIC I Regular Interest I-LTIIM2 and REMIC I Regular Interest I-LTIIM3, in each case as of such date of determination.

              "REMIC I Group I Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the REMIC I Group I Regular Interests and the denominator of which is the aggregate of the Uncertificated Balances of the REMIC I Group I Regular Interests and REMIC I Regular Interest I-LTIZZ.

              "REMIC I Group II Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the REMIC I Group II Regular Interests and the denominator of which is the aggregate of the Uncertificated Balances of the REMIC I Group II Regular Interests and REMIC I Regular Interest I-LTIIZZ.

              "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIAA": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIAA shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTA1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTA1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIM1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIM1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIM2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIM2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIM3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIM3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIZZ": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIZZ shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIIAA": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIIAA shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTA2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTA2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIIM1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIIM1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIIM2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIIM2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIIM3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIIM3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTIIZZ": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTIIZZ shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTP": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTP shall accrue interest at the related REMIC I Remittance Rate in effect from time to time and shall be entitled to any Prepayment Charges collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Remittance Rate": With respect to each REMIC I Regular Interest for each Distribution Date a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs (after giving effect to unscheduled collections of principal received during the related Prepayment Period).

              "REMIC I Required Overcollateralized Amount": 1% of the Required Overcollateralization Amount.

              "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the REMIC II Certificateholders pursuant to Section 2.08, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

              "REMIC II Certificate": Any Regular Certificate or Class R Certificate.

              "REMIC II Certificateholder": The Holder of any REMIC II Certificate.

              "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

              "Remittance Report": A report in form and substance that is acceptable to the Trust Administrator and the NIMs Insurer on a magnetic disk or tape prepared by the Master Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trust Administrator and the Master Servicer.

              "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

              "REO Account": Each of the accounts maintained by the Master Servicer in respect of an REO Property pursuant to Section 3.23 which account may be the Collection Account subject to Section 3.23..

              "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

              "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

              "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Master Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

              "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

              "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

              "Required Overcollateralized Amount": With respect to any Distribution Date (i) prior to the Stepdown Date, $4,583,189.29, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the lesser of
(A) $4,583,189.29 and (B) the greater of (x) 1.500% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (y) $3,055,401.45, and (iii) on or after the Stepdown Date and a Trigger Event is in effect, the Required Overcollateralized Amount for the immediately preceding Distribution Date.

              "Reserve Fund": The Reserve Fund established and maintained pursuant to Section 3.28.

              "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trust Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trust Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trust Administrator are quoting on such Interest Determination Date to leading European banks.

              "Residential Dwelling": Any one of the following: (i) an attached or detached one- family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a condominium project or (iv) a detached or attached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (unless such mobile or manufactured home is defined as real property under applicable state law).

              "Residual Certificate": Any one of the Class R Certificates.

              "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

              "Responsible Officer": When used with respect to the Trustee, any director, any vice president, any assistant vice president, any associate, any assistant secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Trust Administrator, any director, any vice president, any assistant vice president, any associate, any assistant secretary, any trust officer or any other officer of the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

              "Scheduled Principal Balance": With respect to any Mortgage Loan:
(a) as of the Cut- off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO

Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

              "Senior Interest Distribution Amount": With respect to any Distribution Date and either Class of the Class A Certificates, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for such Class and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for such Class.

              "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

              "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Master Servicer in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and
(iv) the performance of its obligations under Section 3.01, Section 3.09,
Section 3.14, Section 3.16 and Section 3.23. The Master Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

              "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

              "Servicing Fee Rate":  0.500% per annum.

              "Servicing Officer": Any employee of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Master Servicer to the Trustee, the Trust Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

              "Single Certificate": With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000. With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

              "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

              "Startup Day": With respect to each of REMIC I or REMIC II, the day designated as such pursuant to Section 10.01(b) hereof.

              "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of
(i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Master Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Master Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Master Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to
Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

              "Stayed Funds": If the Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of a Remittance (as defined in Section 7.02(b)) is prohibited by Section 362 of the federal Bankruptcy Code, funds that are in the custody of the Master Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition.

              "Stepdown Date": The earlier to occur of (A) the first Distribution Date on which the Certificate Principal Balances of the Class A Certificates have been reduced to zero and (B) the later to occur of (i) the Distribution Date occurring in October 2004 and (ii) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to any distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution
Date) is equal to or greater than 18.000%.

              "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub- Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

              "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

              "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

              "Substitution Shortfall Amount":  As defined in Section 2.03(d).

              "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

              "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

              "Termination Price":  As defined in Section 9.01.

              "Terminator":  As defined in Section 9.01.

              "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

              "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

              "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

              "Trigger Event": A Trigger Event has occurred with respect to a Distribution Date if the Delinquency Percentage exceeds 15.000%.

              "Trust Administrator": Bankers Trust Company of California, N.A., a national banking association, or its successor in interest, or any successor trust administrator appointed as herein provided.

              "Trustee": U.S. Bank National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

              "Trust Fund": Collectively, all of the assets of REMIC I and REMIC II and the Reserve Fund and any Master Servicer Prepayment Charge Payment Amounts.

              "Uncertificated Balance": The amount of any REMIC I Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest on such Distribution Date pursuant to
Section 4.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in
Section 4.04. The Uncertificated Balance of REMIC I Regular Interest I-LT7 shall be increased by interest deferrals as provided in Section 4.01(a)(1)(A)(i). The Uncertificated Balance of each REMIC I Regular Interest shall never be less than zero.

              "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC I Regular Interest pursuant to Section
1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest shall be reduced by Realized Losses, if any, allocated to such REMIC I Regular Interest pursuant to Section 1.02 and
Section 4.04.

              "REMIC I Remittance Rate": With to any REMIC I Regular Interest, the REMIC I Remittance Rate.

              "Underwriters' Exemption": An individual exemption issued by the United States Department of Labor, Prohibited Transaction Exemption 91-23 (56 Fed. Reg. 15936, April 19, 1991), as amended 97-34 at 62.F.R. 39021, and amended on November 13, 2000 by PTE 2000-58 at 65 F.R. 67765, to Deutsche Banc Alex. Brown, Inc., for specific offerings in which Deutsche Banc Alex. Brown, Inc. or any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Deutsche Banc Alex. Brown, Inc. is an underwriter, placement agent or a manager or co-manager of the underwriting syndicate or selling group where the trust and the offered certificates meet specified conditions. The Underwriters' Exemption, as amended, provides a partial exemption for transactions involving certificates representing a beneficial interest in a trust and entitling the holder to pass-through payments of principal, interest and/or other payments with respect to the trust's assets.

              "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

              "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

              "Value": With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

              "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the holders of the Residual Certificates (0.500% to the Class R-I Interest and 0.500% to the Class R-II Interest). The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

              SECTION 1.02.         Allocation of Certain Interest Shortfalls.

              For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate and thereafter, among the Class A Certificates and the Mezzanine Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate and (2) the aggregate amount of any Realized Losses incurred for any Distribution Date and Net WAC Rate Carryover Amounts incurred for any Distribution Date shall be allocated among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate.

              For purposes of calculating the amount of Uncertificated Interest for the REMIC I Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 3.24) and Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated (i) with respect to the Group I Mortgage Loans first, to Uncertificated Interest payable to REMIC I Regular Interest I-LTIAA and REMIC I Regular Interest I-LTIZZ up to an aggregate amount equal to the REMIC I Group I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC I Regular Interest I-LTIAA, REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTIM1, REMIC I Regular Interest I-LTIM2, REMIC I Regular Interest I-LTIM3 and REMIC I Regular Interest I-LTIZZ PRO RATA based on, and to the extent of, one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest and (ii) with respect to the Group II Mortgage Loans first, to Uncertificated Interest payable to REMIC I Regular Interest I-LTIIAA and REMIC I Regular Interest I-LTIZZ up to an aggregate amount equal to the REMIC I Group II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC I Regular Interest I-LTIIAA, REMIC I Regular Interest I-LTA2, REMIC I Regular Interest I-LTIIM1, REMIC I Regular Interest I-LTIIM2, REMIC I Regular Interest I-LTIIM3 and REMIC I Regular Interest I-LTIIZZ PRO RATA based on, and to the extent of, one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Balance of such REMIC I Regular Interest.

              SECTION 1.03          Rights of the NIMs Insurer.

              Each of the rights of the NIMs Insurer set forth in this Agreement shall exist so long as the notes issued pursuant to the Indenture remain outstanding or the NIMs Insurer is owed amounts in respect of its guarantee of payment on such notes. If no such notes are issued or if such notes are issued but are not insured by a NIMs Insurer, then each of the rights of the NIMs Insurer set forth in this Agreement shall be of no force or effect.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

              SECTION 2.01.         Conveyance of Mortgage Loans.

              The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement (except Section 17 thereof), and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or the Master Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement and the PMI Policy.

              In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, or to one or more Custodians as the agent or agents of the Trustee, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned, the following documents or instruments (a "Mortgage File"):

                (i) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of U.S. Bank National Association, as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

               (ii) the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

              (iii)   an original Assignment of the Mortgage in blank;

               (iv) the original recorded Assignment or Assignments of the
              Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

               (vi) the original lenders's title insurance policy or an
              attorney's opinion of title or similar guarantee of title acceptable to mortgage lenders generally in the jurisdiction where the Mortgaged Property is located, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

              The Trustee agrees to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor and the NIMs Insurer on or prior to the Closing Date an acknowledgment of receipt of the Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit C-1 hereto.

              The Master Servicer (in its capacity as Originator) shall promptly (and in no event later than thirty (30) Business Days, subject to extension upon a mutual agreement between the Master Servicer, the Trustee and the Trust Administrator, following the later of (i) the Closing Date, (ii) the date on which the Originator receives the Assignment from the Custodian and (iii) the date of receipt by the Master Servicer of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Trustee or the Trust Administrator, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above and shall execute each original Assignment referred to in section 2.01(iii) above in the following form: "U.S. Bank National Association, as Trustee under the applicable agreement". In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Master Servicer (in its capacity as Originator) shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the assignments of Mortgage shall not be required to be completed and submitted for recording with respect to any Mortgage Loan only if the NIMs Insurer, Trustee, Trust Administrator and each Rating Agency has received an opinion of counsel, satisfactory in form and substance to the Trustee, the Trust Administrator and each Rating Agency, to the effect that the recordation of such assignments in any specific jurisdiction is not necessary to protect the Trustee's interest in the related Mortgage Note; provided further, however, notwithstanding the delivery of any opinion of counsel, each assignment of Mortgage shall be submitted for recording by the Originator in the manner described above, at no expense to the Trust Fund, the Trustee or the Trust Administrator, upon the earliest to occur of: (i) reasonable direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) failure of the Master Servicer Termination Test, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Originator, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof and (v) if the Originator is not the Master Servicer and with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Master Servicer is unable to pay the cost of recording the Assignments of Mortgage, such expense will be paid by the Trust Administrator.

              If any of the documents referred to in Sections 2.01(ii), (iii) or
(iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, or to the appropriate Custodian on behalf of the Trustee, of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Depositor shall deliver or cause to be delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Depositor shall deliver or cause to be delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  All original documents relating to the Mortgage Loans that are not delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, are and shall be held by or on behalf of the Originator, the Depositor or the Master Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee, or to the appropriate Custodian on behalf of the Trustee. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Master Servicer.

                  SECTION 2.02.     Acceptance of REMIC I by the Trustee.

                  Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt (or receipt by a Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(v)) above and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it, or such Custodian as its agent, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificateholders, to review (or cause a Custodian on its behalf to review) each Mortgage Note on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 (or cause a Custodian to so certify) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), the Trustee is in possession of the Mortgage Note. Within 30 days following the Closing Date, the Trustee agrees, for the benefit of the Certificateholders, to review (or cause a Custodian on its behalf to review) each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-2 (or cause a Custodian to so certify) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it or such Custodian and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan, (iii) based on its or such Custodian's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix), (x), (xiii), (xv) and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee or such Custodian was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face or
(ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

                  Prior to the first anniversary date of this Agreement the Trustee shall deliver (or cause a Custodian to deliver) to the Depositor, the Master Servicer, the Trust Administrator and the NIMs Insurer a final certification in the form annexed hereto as Exhibit C-3 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, with respect to all of the Mortgage Loans.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or any Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee (or a Custodian on behalf of the Trustee) shall so notify the Depositor, the NIMs Insurer, the Trust Administrator and the Master Servicer. In addition, upon the discovery by the Depositor, the NIMs Insurer, the Master Servicer, the Trustee or the Trust Administrator of a breach of any of the representations and warranties made by the Originator in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

                  The Trustee (or a Custodian on behalf of the Trustee) shall, at the written request and expense of any Certificateholder, provide a written report to such Certificateholder, of all Mortgage Files released to the Master Servicer for servicing purposes.

                  SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the Originator or the Depositor; Payment of Master Servicer Prepayment Charge Payment Amounts.

                  (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, the Mortgage File or of the breach by the Originator of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Trust Administrator shall promptly notify the Originator, the NIMs Insurer, the Trustee and the Master Servicer of such defect, missing document or breach and request that the Originator deliver such missing document or cure such defect or breach within 90 days from the date the Originator was notified of such missing document, defect or breach, and if the Originator does not deliver such missing document or cure such defect or breach in all material respects during such period, the Master Servicer (or, in accordance with Section 3.02(b), the Trust Administrator) shall enforce the obligations of the Originator under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which the Originator was notified (subject to Section 2.03(d)) of such missing document, defect or breach, if and to the extent that the Originator is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause a Custodian to release to the Originator the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator shall furnish to it and as shall be necessary to vest in the Originator any Mortgage Loan released pursuant hereto, and neither the Trustee nor the Trust Administrator shall have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Originator may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c). It is understood and agreed that the obligation of the Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

                  (b) (i) Promptly upon the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section
2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Master Servicer shall cure such breach in all material respects.

                           (ii) Notwithstanding the provisions of Section 2.03(b)(i) above,

                  (A) on the later of (x) the Master Servicer Remittance Date next following the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of the representation made by the Master Servicer in Section 2.05(vii), which breach materially and adversely affects the interests of the Holders of the Class P Certificates to any Prepayment Charge and (y) the Master Servicer Remittance Date next following the Prepayment Period relating to such a breach, the Master Servicer shall deposit into the Collection Account the amount of the scheduled Prepayment Charge, less any amount collected and deposited by the Master Servicer into the Collection Account in respect of such Prepayment Charge; and

                  (B) on the later of (x) the Master Servicer Remittance Date next following the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of the covenant made by the Master Servicer in Section 2.05(viii), which breach materially and adversely affects the interests of the Holders of the Class P Certificates to any Prepayment Charge and (y) the Master Servicer Remittance Date next following the Prepayment Period relating to such a breach, the

                  Master Servicer shall deposit into the Collection Account, as a Master Servicer Prepayment Charge Payment Amount, the amount of the waived Prepayment Charge, but only to the extent required under Section 2.03(b)(iii) below.

                           (iii)    If with respect to any Prepayment Period

                                    (x) the dollar amount of Prepayment Charges that are the subject of breaches by the Master Servicer of the covenant made by the Master Servicer in Section 2.05(viii), which breaches materially and adversely affects the interests of the Holders of the Class P Certificates to such Prepayment Charges, exceeds

                                    (y) 5% of the total the dollar amount of Prepayment Charges (exclusive of (A) Prepayment Charges not enforced or collected upon because (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or (ii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment and
                                    (B) Prepayment Charges waived by the Master
                                    Servicer where such waiver does not breach the covenant set forth in Section 2.05(viii)) payable by Mortgagors in connection with Principal Prepayments on the related Mortgage Loans that occurred during such Prepayment Period, then the amount required to be paid by the Master Servicer pursuant to Section 2.03(b)(ii)(B) above shall be limited to an amount, that when added to the amount of Prepayment Charges actually collected by the Master Servicer in respect of Prepayment Charges relating to Principal Prepayments on the related Mortgage Loans that occurred during such Prepayment Period, will yield a sum equal to 95% of the total dollar amount of Prepayment Charges (exclusive of (A) Prepayment Charges not enforced or collected upon because (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or
(ii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment and (B) Prepayment Charges waived by the Master Servicer where such waiver does not breach the covenant set forth in Section 2.05(viii)) payable by Mortgagors in connection with Principal Prepayments on the related Mortgage Loans that occurred during such Prepayment Period.

                  (c) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a), in the case of the Originator, or Section 2.03(b), in the case of the Depositor, must be effected prior to the date which is two years after the Startup Day for REMIC I.

                  As to any Deleted Mortgage Loan for which the Originator or the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator or the Depositor, as the case may be, delivering to the Trustee (or a Custodian on behalf of the Trustee), for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all


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necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee (or a Custodian on behalf of the Trustee) shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor, the NIMs Insurer, the Trust Administrator and the Master Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver or cause a Custodian to deliver to the Depositor, the NIMs Insurer, the Trust Administrator and the Master Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Depositor or the Originator, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Depositor or the Originator, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders and the NIMS Insurer that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee, the Trust Administrator and the NIMS Insurer. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Originator, the Mortgage Loan Purchase Agreement, including all applicable representations and warranties thereof.

                  For any month in which the Depositor or the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate. On the date of such substitution, the Depositor or the Originator, as the case may be, will deliver or cause to be delivered to the Master Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Master Servicer of such deposit, shall release to the Depositor or the Originator, as the case may be, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Depositor or the Originator, as the case may be, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In addition, the Depositor or the Originator, as the case may be, shall obtain at its own expense and deliver to the Trustee, the Trust Administrator and the NIMs Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any


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of REMIC I or REMIC II, including without limitation, any federal tax imposed on
"prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or
(b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (d) Upon discovery by the Depositor, the NIMs Insurer, the Originator, the Master Servicer, the Trust Administrator or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Originator or the Depositor shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by the Originator. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the Depositor or the Originator, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

                  SECTION 2.04.     [Reserved].

                  SECTION 2.05. Representations, Warranties and Covenants of the Master Servicer.

                  The Master Servicer hereby represents, warrants and covenants to the Trustee and the Trust Administrator, for the benefit of each of the Trustee, the Trust Administrator, the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                         (i) The Master Servicer is a corporation duly
                  organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

                        (ii) The Master Servicer has the full corporate power
                  and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trust Administrator and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to


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



                  creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                       (iii) The execution and delivery of this Agreement by the
                  Master Servicer, the servicing of the Mortgage Loans by the Master Servicer hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

                        (iv) The Master Servicer is an approved seller/servicer
                  for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 and Section 211 of the National Housing Act;

                         (v) Except as disclosed in the Prospectus Supplement,
                  no litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                        (vi) No consent, approval, authorization or order of any
                  court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                       (vii) The information set forth in the Prepayment Charge
                  Schedule attached hereto as Schedule 2 (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium,


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                  receivership and other similar laws relating to creditors'
                  rights generally and (ii) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary payment);

                      (viii) The Master Servicer will not waive any Prepayment
                  Charge or part of a Prepayment Charge unless, in the Master Servicer's reasonable judgment as described in Section 3.01 hereof, (x) such waiver relates to a default or a reasonably foreseeable default, (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and (z) doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default;


                        (ix) The information set forth in the "monthly tape"
                  provided to the Trustee or any of its affiliates is true and correct in all material respects; and

                         (x) With respect to each Mortgage Loan, the Assignment
                  is in recordable form; (except that the name of the assignee and the recording information with respect to such Mortgage Loan is blank) and each Mortgage Loan was originated in the name of the Master Servicer or an affiliate thereof.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee or to a Custodian, as the case may be, and shall inure to the benefit of the Trustee, the Depositor, the Trust Administrator and the Certificateholders. Upon discovery by any of the Depositor, the NIMs Insurer, the Master Servicer, the Trust Administrator or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the NIMs Insurer, the Trust Administrator and the Trustee. Subject to Section 7.01, the obligation of the Master Servicer set forth in Section 2.03(b) to cure breaches (or in the case of the representations, warranties and covenants set forth in Section 2.05(vii) and
Section 2.05(viii) above, to otherwise remedy such breaches pursuant to Section 2.03(b)) shall constitute the sole remedies against the Master Servicer available to the Certificateholders, the Depositor, the Trust Administrator or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05. The preceding sentence shall not, however, limit any remedies available to the Certificateholders, the Depositor, the Trust Administrator or the Trustee on behalf of the Certificateholders (other than in the case of the representations, warranties and covenants set forth in Section 2.05(vii) and Section 2.05(viii) above) pursuant to the Mortgage Loan Purchase Agreement signed by the Master Servicer in its capacity as Originator, respecting a breach of the


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



representations, warranties and covenants of the Master Servicer in its capacity as Originator contained in such Mortgage Loan Purchase Agreement.

                  SECTION 2.06. Issuance of the REMIC I Regular Interests and the Class R-I Interest.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of
Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trust Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Interest in authorized denominations. The interests evidenced by the Class R-I Interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I. The rights of the Class R Certificateholders (as holder of the REMIC I Regular Interests) and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Interest and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Interest and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.07. Conveyance of the REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R Certificateholders (as holder of the Class R-II Interest) and REMIC II (as holder of the REMIC I Regular Interests). The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R Certificateholders (as holder of the Class R-II Interests) and REMIC II (as holder of the REMIC I Regular Interests). The rights of the Class R Certificateholders (as holder of the Class R-II Interest) and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Interests and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Interest and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.08.     Issuance of Class R Certificates.

                  The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trust Administrator has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations.






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                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

                  SECTION 3.01.     Master Servicer to Act as Master Servicer.

         The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                        (i) any relationship that the Master Servicer, any
                  Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with the related Mortgagor;

                        (ii) the ownership of any Certificate by the Master
                  Servicer or any Affiliate of the Master Servicer;

                        (iii) the Master Servicer's obligation to make P&I
                  Advances or Servicing Advances; or

                        (iv) the Master Servicer's or any Sub-Servicer's right
                  to receive compensation for its services hereunder or with respect to any particular transaction.

         To the extent consistent with the foregoing, the Master Servicer shall also seek the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above- described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee, in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trustee, and upon notice to the Trustee and the Trust Administrator, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and the Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under the PMI Policy and any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the


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



Master Servicer, and furnish to the Master Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and by execution of this Agreement, the Trustee hereby grants to the Master Servicer a power of attorney to carry out such duties (including the taking of and transferring title of REO Properties held in the name of the Trustee for the benefit of the Trust). The Trustee shall not be liable for the actions of the Master Servicer or any Sub- Servicers under such powers of attorney.

                  Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Master Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Master Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.


                  The Master Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Master Servicer from the responsibilities or liabilities arising under this Agreement.

                  SECTION 3.02. Sub-Servicing Agreements Between the Master Servicer and Sub-Servicers.

                  (a) The Master Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates and the NIMs Insurer shall have consented to such Sub- Servicing Agreement) with Sub-Servicers, for the servicing and administration of the Mortgage Loans.

                  Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by


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



applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub- Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in
Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Master Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Master Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub- Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Master Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Master Servicer shall deliver to the Trust Administrator and the NIMs Insurer copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer's execution and delivery of such instruments.

                  (b) As part of its servicing activities hereunder, the Master Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub- Servicing Agreement and of the Originator under the Mortgage Loan Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 2.03(a). Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the Mortgage Loan Purchase Agreement against the Originator shall be effected by the Master Servicer to the extent it is not the Originator, and otherwise by the Trust Administrator, in accordance with the foregoing provisions of this paragraph.



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                  SECTION 3.03.     Successor Sub-Servicers.

                  The Master Servicer, with the consent of the NIMs Insurer, shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub- Servicer which qualifies under Section 3.02.

                  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee or the Trust Administrator without fee, in accordance with the terms of this Agreement, in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including termination due to a Master Servicer Event of Default).

                  SECTION 3.04.     Liability of the Master Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee, the Trust Administrator and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between Sub-Servicers and the NIMs Insurer, Trustee, the Trust Administrator or
                                    Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the NIMs Insurer, the Trustee, the Trust Administrator and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Master Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing Agreements by Trust Administrator.



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                  In the event the Master Servicer shall for any reason no
longer be the master servicer (including termination due to a Master Servicer Event of Default), the Trust Administrator or its designee shall thereupon assume (or cause its designee or the successor servicer for the Trust Administrator appointed pursuant to Section 7.02 to assume) all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trust Administrator elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Trust Administrator, its designee or the successor servicer for the Trust Administrator appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Master Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement and (ii) none of the Trust Administrator, its designee or any successor Master Servicer shall be deemed to have assumed any liability or obligation of the Master Servicer that arose before it ceased to be the Master Servicer.

                  The Master Servicer at its expense shall, upon request of the Trust Administrator, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  SECTION 3.07.     Collection of Certain Mortgage Loan
                                    Payments.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below; provided further that the NIMs Insurer's prior written consent shall be required for any modification, waiver or amendment if the amendment if the aggregate number of outstanding Mortgage Loans which have been modified, waived or amended exceeds 5% of the number of Mortgage Loans as of the Cut-off Date. In the event of any such arrangement pursuant to clause (ii) above, the Master Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant


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indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"), PROVIDED, HOWEVER, that in determining which course of action permitted by this sentence it shall pursue, the Master Servicer shall adhere to the Loss Mitigation Action Plan. The Master Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 and the Loss Mitigation Action Plan shall be reflected in writing in the Mortgage File.

                  SECTION 3.08.     Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer's receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. The Sub- Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Master Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

                  SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

                  The Master Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"). Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Master Servicer's receipt thereof, all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than two Business Days after the deposit of such funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Master Servicer (or a Sub- Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this


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Agreement in accordance with Article IX or (vi) recover amounts deposited in error. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent that a Mortgage does not provide for Escrow Payments, the Master Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure of a tax lien and shall advance payments not made by the Mortgagor at that time. The Master Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

                  SECTION 3.10.     Collection Account and Distribution Account.

                  (a) On behalf of the Trust Fund, the Master Servicer shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deposit or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Master Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date with respect to the Mortgage Loans or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

                        (i) all payments on account of principal, including
                  Principal Prepayments, on the Mortgage Loans;

                        (ii) all payments on account of interest (net of the
                  related Servicing Fee) on each Mortgage Loan;

                       (iii) all Insurance Proceeds and Liquidation Proceeds
                  (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01);

                        (iv) any amounts required to be deposited pursuant to
                  Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                        (v) any amounts required to be deposited by the Master
                  Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;



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                        (vi) all proceeds of any Mortgage Loan repurchased or
                  purchased in accordance with Section 2.03 or Section 9.01;

                        (vii) all amounts required to be deposited in connection
                  with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 2.03;

                      (viii) all Prepayment Charges collected by the Master
                  Servicer, all Prepayment Charges payable by the Master Servicer pursuant to Section 2.03(b)(ii)(A) and all Master Servicer Prepayment Charge Payment Amounts payable by the Master Servicer pursuant to Section 2.03(b)(ii)(B), subject to
                  Section 2.03(b)(iii); and

                        (ix) without duplication, all payments of claims
                  received by the Master Servicer under the PMI Policy.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

                  The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, NSF fees, reconveyance fees or assumption fees and other similar fees and charges need not be deposited by the Master Servicer in the Collection Account and shall, upon collection, belong to the Master Servicer as additional compensation for its servicing activities. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) On behalf of the Trust Fund, the Trust Administrator, as agent for the Trustee, shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trust Administrator in immediately available funds for deposit in the Distribution Account on or before 3:00 p.m. New York time (i) on the Master Servicer Remittance Date, (A) that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and (B) the sum of all Prepayment Charges collected by the Master Servicer, all Prepayment Charges payable by the Master Servicer pursuant to
Section 2.03(b)(ii)(A) and all Master Servicer Prepayment Charge Payment Amounts payable by the Master Servicer pursuant to Section 2.03(b)(ii)(B), subject to
Section 2.03(b)(iii) (in each case to the extent not related to Principal Prepayments occurring after the related Prepayment Period) and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Master Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw


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from the Collection Account any and all amounts payable or reimbursable to the
Depositor, the Master Servicer, the Trustee, the Trust Administrator or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

                  (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee, the Trust Administrator, the NIMs Insurer and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trust Administrator shall give notice to the Master Servicer, the NIMs Insurer, the Trustee and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

                  (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Trust Administrator for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trust Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trust Administrator withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trust Administrator from time to time for deposit, and the Trust Administrator shall so deposit, in the Distribution Account:

                        (i) any P&I Advances, as required pursuant to Section
                  4.03;

                        (ii) any amounts required to be deposited pursuant to
                  Section 3.23(d) or (f) in connection with any REO Property;

                        (iii) any amounts to be paid by the Master Servicer in
                  connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01;

                        (iv) any amounts required to be deposited pursuant to
                  Section 3.24 in connection with any Prepayment Interest Shortfalls;

                        (v) any Stayed Funds, as soon as permitted by the
                  federal bankruptcy court having jurisdiction in such matters; and

                        (vi) any amounts required to be paid by the Master
                  Servicer pursuant to Section 3.12(b) in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account.

                  (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trust Administrator shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) or as otherwise permitted hereunder. In addition, the Trust Administrator shall deposit in the Distribution Account any amounts required to be deposited


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pursuant to Section 3.12(c) in connection with losses realized on Permitted
Investments with respect to funds held in the Distribution Account.

                  SECTION 3.11. Withdrawals from the Collection Account and Distribution Account.

                  (a) The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

                         (i) to remit to the Trust Administrator for deposit in
                  the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                        (ii) subject to Section 3.16(d), to reimburse the Master
                  Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03;

                       (iii) subject to Section 3.16(d), to pay the Master
                  Servicer or any Sub- Servicer (a) any unpaid Servicing Fees,
                  (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds, Insurance Proceeds or other amounts as may be collected by the Master Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan and (c) any Nonrecoverable Servicing Advances with respect to the final liquidation of a Mortgage Loan, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Master Servicer or any Sub-Servicer for Servicing Advances;

                        (iv) to pay to the Master Servicer as servicing
                  compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                         (v) to pay to the Master Servicer, the Depositor or the
                  Originator, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

                        (vi) to reimburse the Master Servicer for any P&I
                  Advance previously made which the Master Servicer has determined to be a Nonrecoverable P&I Advance in accordance with the provisions of Section 4.03;

                        (vii) to reimburse the Master Servicer or the Depositor
                  for expenses incurred by or reimbursable to the Master Servicer or the Depositor, as the case may be, pursuant to
                  Section 6.03;



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                      (viii) to reimburse the NIMs Insurer, the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for enforcement expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under
                  Section 2.03 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                        (ix) to pay, or to reimburse the Master Servicer for
                  advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

                        (x) to reimburse the Master Servicer for any payment of
                  the Administration Fee by it to the Trust Administrator pursuant to Section 8.05(a)

                        (xi) to pay itself any Prepayment Interest Excess; and

                        (xii) to clear and terminate the Collection Account
                  pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii),
(ix) and (x) above. The Master Servicer shall provide written notification to the Trust Administrator and the NIMs Insurer on or prior to the next succeeding Master Servicer Reporting Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

                  (b) The Trust Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

                        (i) to make distributions to Certificateholders in
                  accordance with Section 4.01;

                        (ii) to pay to itself and the Trustee amounts to which
                  it is entitled pursuant to Section 8.05;

                        (iii) to pay itself any interest income earned on funds
                  deposited in the Distribution Account pursuant to Section 3.12(c);

                        (iv) to reimburse itself pursuant to Section 7.01 and
                  Section 7.02;

                        (v) to pay any amounts in respect of taxes pursuant to
                  Section 10.01(g)(iii);

                        (vi) to clear and terminate the Distribution Account
                  pursuant to Section 9.01; and



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                        (vii) to pay the PMI Insurer the PMI Insurer Fee based
                  on information received from the Master Servicer.

                  SECTION 3.12. Investment of Funds in the Collection Account and the Distribution Account.

                  (a) The Master Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 3.12, an "Investment Account"), and the Trust Administrator, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trust Administrator is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trust Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trust Administrator (in its capacity as such) or in the name of a nominee of the Trust Administrator. The Trust Administrator shall be entitled to sole possession (except with respect to investment direction of funds held in Collection Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trust Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trust Administrator or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trust Administrator shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
                           (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trust Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Master Servicer, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11. The Master Servicer shall deposit in the Collection Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trustee, shall be for the benefit of the Trust


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Administrator and shall be subject to its withdrawal at any time. The Trust
Administrator shall deposit in the Distribution Account, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trust Administrator may and, subject to Section 8.01 and Section 8.02(v), upon the request of the NIMs Insurer or the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  SECTION 3.13.     [intentionally omitted]

                  SECTION 3.14. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

                  (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Master Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan, plus accrued interest at the Mortgage Rate and related Servicing Advances (each measured at the time it became an REO Property). The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained a flood insurance policy in respect thereof.


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Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan; (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program) and (iii) the maximum insurable value of the improvements which are a part of the related Mortgaged Property.

                  In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:V or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Trust Administrator and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall provide the Trustee, the Trust Administrator and the NIMs Insurer (upon reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee and the Trust Administrator. The Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

                  SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

                  The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that


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the Master Servicer shall not exercise any such rights if prohibited by law from doing so. If the Master Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Master Servicer is authorized to enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Master Servicer. In connection with any assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Master Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of the PMI Policy and any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by the Master Servicer in respect of an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof or otherwise permitted under
Section 3.01. The Master Servicer shall notify the Trustee, the Trust Administrator and any respective Custodian that any such substitution or assumption agreement has been completed by forwarding to the Trust Administrator (with a copy to the Trustee) or to such Custodian, as the case may be, the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.16.    Realization Upon Defaulted Mortgage Loans.

                  (a) The Master Servicer shall, consistent with the servicing standard set forth in Section 3.01 and the Loss Mitigation Action Plan, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in Section 3.11


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and Section 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Administrator, the Trust Fund or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                         (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                         (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.



                  Notwithstanding the foregoing, if such environmental audit reveals, or if the Master Servicer has actual knowledge or notice, that such Mortgaged Property contains such toxic or hazardous wastes or substances, the Master Servicer shall not foreclose or accept a deed in lieu of foreclosure without the prior written consent of the NIMs Insurer and the Trustee.

                  The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.



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                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  (c) (i) The NIMS Insurer may, at its option, purchase a Mortgage Loan which has become 90 or more days delinquent or for which the Master Servicer has accepted a deed in lieu of foreclosure. Prior to purchase pursuant to this Section 3.16(c)(i), the Master Servicer shall be required to continue to make Advances pursuant to Section 4.04. The NIMS Insurer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders. The NIMS Insurer shall purchase such delinquent Mortgage Loan at a price equal to the Purchase Price of such Mortgage Loan. Any such purchase of a Mortgage Loan pursuant to this Section 3.16(c)(i) shall be accomplished by remittance to the Master Servicer for deposit in the Collection Account of the amount of the Purchase Price. The Trust Administrator shall immediately effectuate the conveyance of such delinquent Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all documentation to the NIMS Insurer.

                           (ii) During the first full calender month (but
excluding the last Business Day thereof) following a Mortgage Loan or related REO Property becoming 90 days or more delinquent or a Mortgage Loan becoming a First Payment Default, the Master Servicer shall have the option, but not the obligation to purchase from the Trust Fund any such Mortgage Loan or related REO Property that is then still either a First Payment Default or 90 days or more delinquent, which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trust Administrator and the Trustee prior to purchase), at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon written certification of such deposit, shall release or cause a Custodian to release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan or related REO Property released pursuant hereto.

                  If with respect to any delinquent Mortgage Loan or related REO Property, the option of the Master Servicer set forth in the preceding paragraph shall have arisen but the Master Servicer shall have failed to exercise such option on or before the Business Day preceding the last Business Day of the calender month following the calender month during which such Mortgage Loan or related REO Property first became 90 days or more delinquent, then such option shall automatically expire; provided, however, that if any such Mortgage Loan or related REO Property shall cease to be 90 days or more delinquent but then subsequently shall again become 90 days or more delinquent,


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then the Master Servicer shall be entitled to another repurchase option with respect to such Mortgage Loan or REO Property as provided in the preceding paragraph.

                  (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

                  SECTION 3.17.     Trustee to Cooperate; Release of Mortgage
                                    Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will promptly notify the Trust Administrator (in its capacity as Custodian) and any other applicable Custodian by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trust Administrator (in its capacity as Custodian) or such other Custodian, as the case may be, shall promptly release the related Mortgage File to the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trust Administrator (in its capacity as Custodian) and any other applicable Custodian shall, upon request of the Master Servicer and delivery to the Trust Administrator (in its capacity as Custodian) or such Custodian, as the case may be, of a Request for Release in the form of Exhibit E-l, release the related Mortgage File to the Master Servicer, and the Trustee shall, at the direction of the Master Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Master Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Trustee or to a Custodian when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property


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either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or a Custodian to the Master Servicer.

                  (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.18.    Servicing Compensation.

                  As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  Additional servicing compensation in the form of assumption fees, late payment charges, NSF fees, reconveyance fees and other similar fees and charges (other than Prepayment Charges) shall be retained by the Master Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Master Servicer. The Master Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, servicing compensation of each Sub-Servicer, and to the extent provided herein in Section 8.05, the fees and expenses of the Trustee) and shall not be entitled to reimbursement therefor except as specifically provided herein.



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                  SECTION 3.19.     Reports to the Trust Administrator and the
                                    Trustee; Collection Account Statements.

                  Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee, the Trust Administrator, the NIMS Insurer and the Depositor a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.10(a) and each category of withdrawal specified in Section 3.11. Such statement may be in the form of the then current Fannie Mae Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Trust Administrator.

                  SECTION 3.20.     Statement as to Compliance.

                  The Master Servicer will deliver to the Trustee, the Trust Administrator, the NIMs Insurer, the Depositor and each Rating Agency on or before April 30th of each calendar year commencing in 2002, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon the request and at the expense of the requesting party, provided that such statement is delivered by the Master Servicer to the Trust Administrator.

                  SECTION 3.21.     Independent Public Accountants' Servicing
                                    Report.

                  Not later than April 30th of each calendar year commencing in 2002, the Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by


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Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee, the Trust Administrator, the NIMs Insurer and each Rating Agency. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trust Administrator. In the event such firm of independent certified public accountants requires the Trust Administrator to agree to the procedures performed by such firm, the Master Servicer shall direct the Trust Administrator in writing to so agree; it being understood and agreed that the Trust Administrator will deliver such letter of agreement in conclusive reliance upon the direction of the Master Servicer, and the Trust Administrator has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  SECTION 3.22.     Access to Certain Documentation.

                  The Master Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Trustee, the Trust Administrator, the NIMs Insurer and to any Person identified to the Master Servicer as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Master Servicer designated by it at the expense of the Person requesting such access. In each case, access to any documentation regarding the Mortgage Loans may be conditioned upon the requesting party's acknowledgment in writing of a confidentiality agreement regarding any information that is required to remain confidential under the Gramm-Leach-Bliley Act of 1999.

                  SECTION 3.23.     Title, Management and Disposition of REO
                                    Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders. Pursuant to the power of attorney granted in Section 3.01, the Master Servicer is hereby authorized to transfer the title of any REO Property taken in the name of the Trustee to a third party purchaser pursuant to this Section 3.23 without further documentation of its authority as attorney-in-fact for the Trustee on behalf of the Trust. The Master Servicer, on behalf of REMIC I (and on behalf of the Trustee for the benefit of the Certificateholders), shall either sell any REO Property before the close of the third taxable year after the year REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Master Servicer shall have delivered to the Trustee, the Trust Administrator, the NIMs Insurer and the Depositor an Opinion of Counsel, addressed to the Trustee, the Trust Administrator, the NIMs Insurer and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the


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imposition on REMIC I or REMIC II of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the benefit of the Certificateholders and solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I or REMIC II of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (including the Loss Mitigation Action Plan), to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders and appropriate to effect the prompt disposition and sale of the REO Property. In connection therewith, the Master Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Master Servicer's receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                        (i) all insurance premiums due and payable in respect of
                  such REO Property;

                        (ii) all real estate taxes and assessments in respect of
                  such REO Property that may result in the imposition of a lien thereon; and

                        (iii) all costs and expenses necessary to maintain such
                  REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned


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the REO Property and if in the Master Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

                  Notwithstanding the Master Servicer's obligation to the Certificateholders to manage and operate (including the collection of rents from existing tenants and management of any leases acquired with the REO property to the extent applicable) the REO Property from the date of acquisition until the date of sale, neither the Master Servicer, the Trust Administrator nor the Trustee shall:

                         (i) authorize the Trust Fund to enter into, renew or
                  extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                        (ii) authorize any amount to be received or accrued
                  under any New Lease other than amounts that will constitute Rents from Real Property;

                       (iii) authorize any construction on any REO Property,
                  other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                        (iv) authorize any Person to Directly Operate any REO
                  Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, (A) the Master Servicer has obtained an Opinion of Counsel, provided to the Trustee, the Trust Administrator and the NIMs Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, and (B) the Master Servicer has received written instructions from the Trust Administrator authorizing the specific action to be taken.
                  The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                        (i) the terms and conditions of any such contract shall
                  not be inconsistent herewith;

                        (ii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                       (iii) none of the provisions of this Section 3.23(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the


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                  Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                        (iv) the Master Servicer shall be obligated with respect
                  thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees. The Master Servicer shall not engage an Independent Contractor to engage in any activities that the Master Servicer would not be permitted to engage in itself in accordance with the other provisions of this Agreement (including the Loss Mitigation Action Plan).

                  (d) In addition to the withdrawals permitted under Section 3.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e) Subject to the time constraints set forth in Section 3.23(a), (including the constraint that the Master Servicer hold and manage each REO Property "solely for the purpose of its prompt disposition") each REO disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as shall be in conformity with the requirements of the Loss Mitigation Action Plan and as shall be normal and usual in its general servicing activities for similar properties.

                  (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (g) The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports


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shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 3.24. Obligations of the Master Servicer in Respect of Prepayment Interest Shortfalls.

                  The Master Servicer shall deliver to the Trust Administrator for deposit into the Distribution Account on or before 3:00 p.m. New York time on the Master Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from Principal Prepayments during the related Prepayment Period and (ii) the amount of its aggregate Servicing Fee for the most recently ended calendar month. The Master Servicer shall not have the right to reimbursement for any amounts remitted to the Trust Administrator in respect of Prepayment Interest Shortfalls. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date. The Master Servicer shall not be obligated to pay any amounts with respect to Relief Act Interest Shortfalls.

                  SECTION 3.25. Obligations of the Master Servicer in Respect of Mortgage Rates and Monthly Payments.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trust Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Trust Administrator, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

                  SECTION 3.26.     Advance Facility.

                  (a) The Master Servicer, with the consent of the NIMs Insurer, is hereby authorized to enter into a facility with any Person which provides that such Person (an "Advancing Person") may fund P&I Advances and/or Servicing Advances under this Agreement, although no such facility shall reduce or otherwise affect the Master Servicer's obligation to fund such P&I Advances and/or Servicing Advances. To the extent that an Advancing Person funds any P&I Advance or any Servicing Advance and provides the Trust Administrator and the Trustee with notice acknowledged by the Master Servicer that such Advancing Person is entitled to reimbursement directly from the amounts held on behalf of the Trust by the Trust Administrator or the Trustee, as the case may be, pursuant to the terms of the Advance Facility, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.26(b). Such notice from the Advancing Person must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable P&I Advance or Servicing Advance to be reimbursed and the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the amounts held on behalf of the Trust by the Trust Administrator or the Trustee, as the case may be, rather than by the Master Servicer, and include the


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Master Servicer's acknowledgment thereto or proof of an Event of Default under the Advance Facility. Neither the Trustee nor the Trust Administrator shall have any duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and each shall be entitled to rely without independent investigation on the Advancing Person's notice provided pursuant to this Section 3.26. An Advancing Person whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the qualifications of a Sub-Servicer pursuant to Section 3.02 hereof. If the terms of a facility proposed to be entered into with an Advancing Servicer by the Trust Fund would not materially and adversely affect the interests of any Certificateholder, then the NIMs Insurer shall not withhold its consent to the Trust Fund's entering such facility.

                  (b) If an Advancing Person is entitled to reimbursement for any particular P&I Advance or Servicing Advance as set forth in Section 3.26(a), then the Master Servicer shall not be permitted to reimburse itself therefor under Section 3.11(a)(ii), Section 3.11(a)(iii), Section 3.11(a)(vi) or Section 3.11(a)(ix), but instead the Master Servicer shall include such amounts in the applicable remittance to the Trust Administrator or the Trustee, as the case may be, made pursuant to Section 3.10(b) to the extent of amounts on deposit in the Collection Account on the related Master Servicer Remittance Date. The Trust Administrator or the Trustee, as the case may be, is hereby authorized to pay to an Advancing Person reimbursements for P&I Advances and Servicing Advances from the Distribution Account to the same extent the Master Servicer would have been permitted to reimburse itself for such P&I Advances and/or Servicing Advances in accordance with Section 3.11(a)(ii), Section 3.11(a)(iii), Section 3.11(a)(vi) or Section 3.11(a)(ix), as the case may be, had the Master Servicer made such Advance or Servicing Advance.

                  SECTION 3.27.     PMI Policy; Claims Under the PMI Policy.

                  Notwithstanding anything to the contrary elsewhere in this
Article III, the Master Servicer shall not agree to any modification or assumption of a PMI Mortgage Loan or take any other action with respect to a PMI Mortgage Loan that could result in denial of coverage under the PMI Policy. The Master Servicer shall notify the PMI Insurer that the Trustee, on behalf of the Certificateholders, is the insured, as that term is defined in the PMI Policy, of each PMI Mortgage Loan. The Master Servicer shall, on behalf of the Trustee, prepare and file on a timely basis with the PMI Insurer, with a copy to the Trust Administrator, all claims which may be made under the PMI Policy with respect to the PMI Mortgage Loans. The Master Servicer shall take all actions required under the PMI Policy as a condition to the payment of any such claim. Any amount received from the PMI Insurer with respect to any such PMI Mortgage Loan shall be deposited by the Master Servicer into the Collection Account in accordance with Section 3.10.

                  SECTION 3.28      Reserve Fund.

                  (a) No later than the Closing Date, the Trust Administrator shall establish and maintain with itself, as agent for the Trustee, a separate, segregated trust account titled, "Reserve Fund, Bankers Trust Company of California, N.A., as agent for U.S. Bank National Association, as Trustee, in trust for the registered holders of Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2." On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Reserve Fund $1,000.



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                  (b) On each Distribution Date as to which there is a Net WAC
Rate Carryover Amount payable to the Class A Certificates or the Mezzanine Certificates, the Trust Administrator has been directed by the Class CE Certificateholders to, and therefore will, deposit into the Reserve Fund the amounts described in Section 4.01(a)(4)(x), rather than distributing such amounts to the Class CE Certificateholders. On each such Distribution Date, the Trust Administrator shall hold all such amounts for the benefit of the Holders of the Class A Certificates and the Mezzanine Certificates, and will distribute such amounts to the Holders of the Class A Certificates and the Mezzanine Certificates in the amounts and priorities set forth in Section 4.01(a). If no Net WAC Rate Carryover Amounts are payable on a Distribution Date, the Trust Administrator shall deposit into the Reserve Fund on behalf of the Class CE Certificateholders, from amounts otherwise distributable to the Class CE Certificateholders, an amount such that when added to other amounts already on deposit in the Reserve Fund, the aggregate amount on deposit therein is equal to $1,000.

                  (c) For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund (other than the initial deposit therein of $1,000) shall be treated as amounts distributed by REMIC II to the Holders of the Class CE Certificates. Upon the termination of the Trust, or the payment in full of the Class A Certificates and the Mezzanine Certificates, all amounts remaining on deposit in the Reserve Fund will be released by the Trust and distributed to the Class CE Certificateholders or their designees. The Reserve Fund will be part of the Trust but not part of any REMIC and any payments to the Holders of the Class A Certificates or the Mezzanine Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

                  (d) By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Trust Administrator, and the Trust Administrator hereby is directed, to deposit into the Reserve Fund the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

                  (e) At the direction of the Holders of a majority in Percentage Interest in the Class CE Certificates, the Trust Administrator shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trust Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trust Administrator or an Affiliate manages or advises such investment. If no investment direction of the Holders of a majority in Percentage Interest in the Class CE Certificates with respect to the Reserve Fund is received by the Trust Administrator, the Trust Administrator shall invest the funds in such account in Permitted Investments managed by the Trust Administrator or an Affiliate of the kind described in clause (vi) of the definition of Permitted Investments. Notwithstanding the foregoing, any funds in the Reserve Fund shall be invested in Deutsche Bank Institutional Cash Reserves/Fund 1687 for


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so long as such investment complies with clause (vi) of the definition of
Permitted Investments. All income and gain earned upon such investment shall be deposited into the Reserve Fund.

                  (f) For federal tax return and information reporting, the right of the Class A Certificateholders and the Mezzanine Certificateholders to receive payments from the Reserve Fund in respect of any Net Wac Rate Carryover Amount shall be assigned a value of zero.


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                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Distributions.

                  (a)(1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Interest, as the case may be:

                         (i) first, to Holders of the REMIC I Regular Interests
                  I-LTIZZ, PRO RATA, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC I Regular Interest I-LTIZZ and REMIC I Regular Interest I-LTIIZZ shall be reduced when the sum of the REMIC I Group I Overcollateralized Amount and REMIC I Group II Overcollateralized Amount is less than the REMIC I Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum Uncertificated Interest Deferral Amount;

                        (ii) second, to the Holders of REMIC I Regular
                  Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                           (I) with respect to the Group I Mortgage Loans:

                           (a) to the Holders of REMIC I Regular Interest I-LTIAA, 98.000% of such remainder, until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero;

                           (b) to the Holders of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTIM1, REMIC I Regular Interest I-LTIM2 and REMIC I Regular Interest I-LTIM3, 1.000% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC I Regular Interests are reduced to zero;

                           (c) to the Holders of REMIC I Regular Interest I-LTIZZ, 1.000% of such remainder, until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero; then

                           (d) to the Holders of REMIC I Regular Interest I-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and


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



                           (e) any remaining amount to the Holders of the Class R Certificates (as Holder of the Class R-I Interest);

provided, however, that 98.000% and 2.000% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of REMIC I Regular Interest I-LTIAA and REMIC I Regular Interest I-LTIZZ, respectively.

                  (II) with respect to the Group II Mortgage Loans:

                           (a) to the Holders of REMIC I Regular Interest I-LTIIAA, 98.000% of such remainder, until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero;

                           (b) to the Holders of REMIC I Regular Interest I-LTA1, REMIC I Regular Interest I-LTIIM1, REMIC I Regular Interest I-LTIIM2 and REMIC I Regular Interest I-LTIIM3, 1.000% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC I Regular Interests are reduced to zero;

                           (c) to the Holders of REMIC I Regular Interest I-LTIIZZ, 1.000% of such remainder, until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero; then

                           (d) any remaining amount to the Holders of the Class R Certificates (as Holder of the Class R-I Interest);

provided, however, that 98.000% and 2.000% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of REMIC I Regular Interest I-LTIAA and REMIC I Regular Interest I-LTIZZ, respectively.

                  (2)(A) On each Distribution Date other than the first Distribution Date, prior to making the distributions set forth below, the Trust Administrator shall withdraw the PMI Insurer Fee from the Distribution Account (to the extent not previously paid on the Trustee's behalf by the Master Servicer) and pay such amount to the PMI Insurer, based on information received from the Master Servicer.

                  (B) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account an amount equal to the Group I Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                         (i) to the Holders of the Class A-1 Certificates, an
                  amount equal to the Senior Interest Distribution Amount for the Class A-1 Certificates; and

                         (ii) to the Holders of the Class A-2 Certificates, an
                  amount equal to the Senior Interest Distribution Amount for the Class A-2 Certificates, to the extent


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                  remaining unpaid after the distribution of the Group II
                  Interest Remittance Amount as set forth in subparagraph (C) below.

                  (C) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account an amount equal to the Group II Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                         (i) to the Holders of the Class A-2 Certificates, an
                  amount equal to the Senior Interest Distribution Amount for the Class A-2 Certificates; and

                         (ii) to the Holders of the Class A-1 Certificates, an
                  amount equal to the Senior Interest Distribution Amount for the Class A-1 Certificates, to the extent remaining unpaid after the distribution of the Group I Interest Remittance Amount as set forth in subparagraph (B) above.

                  (D) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account an amount equal to any Group I Interest Remittance Amount and any Group II Interest Remittance Amount remaining after the distributions set forth in subparagraphs (B) and (C) above and distribute to the Certificateholders the following amounts, in the following order of priority:

                         (i) to the Holders of the Class M-1 Certificates, an
                  amount equal to the Interest Distribution Amount for the Class M-1 Certificates;

                         (ii) to the Holders of the Class M-2 Certificates, an
                  amount equal to the Interest Distribution Amount for the Class M-2 Certificates; and

                         (iii) to the Holders of the Class M-3 Certificates, an
                  amount equal to the Interest Distribution Amount for the Class M-3 Certificates.

                  (3) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                         (i) On each Distribution Date (a) prior to the Stepdown
                  Date or (b) on which a Trigger Event is in effect,

                  (A) the Group I Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

                           SECOND, to the Holders of the Class A-2 Certificates, after taking into account the distribution of the Group II Principal Distribution Amount as set forth in subparagraph (B) below, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;


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



                  (B) the Group II Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class A-2 Certificates, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; and

                           SECOND, to the Holders of the Class A-1 Certificates, after taking into account the distribution of the Group I Principal Distribution Amount as set forth in subparagraph (A) above, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

                  (C) any Group I Principal Distribution Amount and any Group II Principal Distribution Amount remaining after the distributions set forth in subparagraphs (A) and (B) above shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                           SECOND, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                           THIRD, to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                         (ii) On each Distribution Date (a) on or after the
                  Stepdown Date and (b) on which a Trigger Event is not in effect,

                  (A) the Group I Principal Distribution Amount shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class A-1 Certificates, up to an amount equal to the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

                           SECOND, to the extent of the portion, if any, of the Class A-1 Principal Distribution Amount remaining undistributed pursuant to clause (ii)(A) first above, to the Holders of the Class A-2 Certificates, after taking into account the distribution of the Group II Principal Distribution Amount as set forth in subparagraph (B) below, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; and

                           THIRD, to the Holders of the Class A-2 Certificates, after taking into account the distribution of the Group II Principal Distribution Amount as set forth in subparagraph (B) below and the distribution, if any, set forth in clause (ii)(A) second above, up to an amount equal to the Class A-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;


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                  (B) the Group II Principal Distribution Amount shall be
         distributed in the following order of priority:

                           FIRST, to the Holders of the Class A-2 Certificates, up to an amount equal to the Class A-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;

                           SECOND, to the extent of the portion, if any, of the Class A-2 Principal Distribution Amount remaining undistributed pursuant to clause (ii)(B) first above, to the Holders of the Class A-1 Certificates, after taking into account the distribution of the Group I Principal Distribution Amount as set forth in subparagraph (A) above, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

                           THIRD, to the Holders of the Class A-1 Certificates, after taking into account the distribution of the Group I Principal Distribution Amount as set forth in subparagraph (A) above and the distribution, if any, set forth in clause (ii)(B) second above, up to an amount equal to the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

                  (C) any Group I Principal Distribution Amount and any Group II Principal Distribution Amount remaining after the distributions set forth in subparagraphs (A) and (B) above shall be distributed in the following order of priority:

                           FIRST, to the Holders of the Class M-1 Certificates, up to an amount equal to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                           SECOND, to the Holders of the Class M-2 Certificates, up to an amount equal to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero; and

                           THIRD, to the Holders of the Class M-3 Certificates, up to an amount equal to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero.

                  (4) On each Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

                           (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans, distributable as part of the Principal Distribution Amount pursuant to Section 4.01(a)(3) and applied to reduce the


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                           Certificate Principal Balance of such Certificates
                           until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                           (ii) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, distributable as part of the Principal Distribution Amount pursuant to Section 4.01(a)(3) and applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                           (iii) to the Holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount for such Class of Certificates;

                           (iv) to the Holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount for such Class of Certificates;

                           (v) to the Holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount for such Class of Certificates;

                           (vi) concurrently, to the Holders of the Class A-1 Certificates and the Class A-2 Certificates, on a pro rata basis based on, and up to an amount equal to, the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                           (vii) to the Holders of the Class M-1 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                           (viii) to the Holders of the Class M-2 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                           (ix) to the Holders of the Class M-3 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                           (x) to the Reserve Fund, the amount required by
                           Section 3.28(b);

                           (xi) to the Holders of the Class CE Certificates, the Interest Distribution Amount for such Class and any Overcollateralization Reduction Amount for such Distribution Date; and



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                           (xii) to the Holders of the Class R Certificates (as
                           Holder of the Class R-II Interest), any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed FIRST, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and SECOND, to the Holders of the Class R Certificates (as Holder of the Class R-II Interest).

                  (b) On each Distribution Date, after making the distributions of the Available Funds as set forth above, the Trust Administrator will FIRST, withdraw from the Reserve Fund all income from the investment of funds in the Reserve Fund and distribute such amount to the Holders of the Class CE Certificates, and SECOND, withdraw from the Reserve Fund, to the extent of amounts remaining on deposit therein, the amount of any Net WAC Rate Carryover Amount for such Distribution Date and distribute such amount first, concurrently, to the Class A-1 Certificates and the Class A-2 Certificates, on a pro rata basis based on the Net WAC Rate Carryover Amount allocable to each such Class; second, to the Class M-1 Certificates, third, to the Class M-2 Certificates and fourth, to the Class M-3 Certificates, in each case to the extent of the Net WAC Carryover Amount allocable to each such Class.

                  On each Distribution Date, the Trust Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Master Servicer, Prepayment Charges payable by the Master Servicer pursuant to Section 2.03(b)(ii)(A) and Master Servicer Prepayment Charge Payment Amounts payable by the Master Servicer pursuant to
Section 2.03(b)(ii)(B), subject to Section 2.03(b)(iii), in each case to the extent not related to Principal Prepayments occurring after the related Prepayment Period, and the Trust Administrator shall distribute such amounts to the Holders of the Class P Certificates (which amounts shall be deemed to first be paid to REMIC I Regular Interest I-LTP). Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

                  (c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee and the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.


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                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Trust Administrator, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee, the Trust Administrator or the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (e) Except as otherwise provided in Section 9.01, whenever the Trust Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trust Administrator shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

                (i) the Trust Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trust Administrator therein specified, and

               (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trust Administrator and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to Deutsche Banc Alex. Brown Inc. all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust


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Administrator as a result of such Certificateholder's failure to surrender its
Certificate(s) for final payment thereof in accordance with this Section
4.01(e).

                  (f) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate or a Mezzanine Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this
Section 4.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC I Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC I Regular Interest in respect of Realized Losses pursuant to Section 4.04 and (b) distributed on such REMIC I Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 4.01.

                  SECTION 4.02.             Statements to Certificateholders.

                  On each Distribution Date, the Trust Administrator shall prepare and make available to each Holder of the Regular Certificates and the NIMs Insurer, a statement as to the distributions made on such Distribution Date setting forth:

                         (i) the amount of the distribution made on such
                  Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges or Master Servicer Prepayment Charge Payment Amounts;

                        (ii) the amount of the distribution made on such
                  Distribution Date to the Holders of the Certificates of each Class allocable to interest;

                       (iii) the aggregate Servicing Fee received by the Master
                  Servicer during the related Due Period and such other customary information as the Trust Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                        (iv) the aggregate amount of P&I Advances for such
                  Distribution Date;

                        (v) the aggregate Stated Principal Balance of the
                  Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

                        (vi) the number, aggregate principal balance, weighted
                  average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                       (vii) the number and aggregate unpaid principal balance
                  of Mortgage Loans (a) delinquent 30-59 days, (b) delinquent 60-89 days, (c) delinquent 90 or more days in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which


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                  the related Mortgagor has filed for protection under
                  applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                      (viii) with respect to any Mortgage Loan that became an
                  REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                        (ix) the book value and the Stated Principal Balance of
                  any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                        (x) the aggregate amount of Principal Prepayments made
                  during the related Prepayment Period;

                        (xi) the aggregate amount of Realized Losses incurred
                  during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

                        (xii) the aggregate amount of Extraordinary Trust Fund
                  Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

                      (xiii) the aggregate Certificate Principal Balance of the
                  each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

                        (xiv) the Certificate Factor for each such Class of
                  Certificates applicable to such Distribution Date;

                        (xv) the Interest Distribution Amount in respect of the
                  Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A Certificates and the Mezzanine Certificates on such Distribution Date, and in the case of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls;

                       (xvi) the aggregate amount of any Prepayment Interest
                  Shortfall for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.24;



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                        (xvii) the aggregate amount of Relief Act Interest
                  Shortfalls for such Distribution Date;

                        (xviii) the Required Overcollateralized Amount and the
                  Credit Enhancement Percentage for such Distribution Date;

                        (xix) the Overcollateralization Increase Amount, if any,
                  for such Distribution Date;

                        (xx) the Overcollateralization Reduction Amount, if any,
                  for such Distribution Date;

                        (xxi) with respect to any Mortgage Loan as to which
                  foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

                        (xxii) with respect to Mortgage Loans as to which a
                  Final Liquidation has occurred, the number of Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Final Liquidation and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

                        (xxiii) the respective Pass-Through Rates applicable to
                  the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Pass-Through Rate applicable to the Class A Certificates and the Mezzanine Certificates for the immediately succeeding Distribution Date;

                        (xxiv) (A) the amount of payments received related to
                  claims under the PMI Policy during the related Prepayment Period (and the number of Mortgage Loans to which such payments related) and (B) the cumulative amount of payments received related to claims under the PMI Policy since the Closing Date (and the number of Mortgage Loans to which such payments related);

                        (xxv) (A) the dollar amount of claims made under the PMI
                  Policy that were denied during the Prepayment Period (and the number of Mortgage Loans to which such denials related) and
                  (B) the dollar amount of the cumulative claims made under the PMI Policy that were denied since the Closing Date (and the number of Mortgage Loans to which such denials related); and

                        (xxvi) the Net WAC Rate Carryover Amount for the Class A
                  Certificates and the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date.

         Any of the foregoing information with respect to the Mortgage Loans shall be presented both in the aggregate and separately by Loan Group. The Trust Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the NIMs Insurer, the Master Servicer, the Trustee and


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the Rating Agencies via the Trust Administrator's internet website. The Trust
Administrator's internet website shall initially be located at http:\\www-apps.gis.deutsche-bank.com/invr and assistance in using the website can be obtained by calling the Trust Administrator's investor relations desk at 1-800-735-7777. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and indicating such. The Trust Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trust Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

                  Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to the NIMs Insurer and each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time are in force.

                  Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to the NIMs Insurer and each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trust Administrator and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

                  The Trust Administrator shall, upon request, furnish to each Certificateholder and the NIMs Insurer, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trust Administrator's duties are limited to the extent that the Trust Administrator receives timely reports as required from the Master Servicer.

                  On each Distribution Date the Trust Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg.



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                  SECTION 4.03.     Remittance Reports; P&I Advances.

                  (a) On the Master Servicer Reporting Date, the Master Servicer shall deliver to the Trust Administrator and the NIMs Insurer by telecopy (or by such other means as the Master Servicer, the Trust Administrator and the NIMs Insurer may agree from time to time) a Remittance Report with respect to the related Distribution Date. Such Remittance Report will include (i) the amount of P&I Advances to be made by the Master Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trust Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trust Administrator shall not be responsible to recompute, recalculate or verify any information provided to it by the Master Servicer.

                  (b) The amount of P&I Advances to be made by the Master Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

                  On or before 3:00 p.m. New York time on the Master Servicer Remittance Date, the Master Servicer shall remit in immediately available funds to the Trust Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either
(i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Master Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Master Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before any future Master Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Master Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trust Administrator will provide notice to the Master Servicer and the NIMs Insurer by telecopy by the close of business on any Master Servicer Remittance Date in the event that the amount remitted by the Master Servicer to the


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Trust Administrator on such date is less than the P&I Advances required to be made by the Master Servicer for the related Distribution Date.

                  (c) The obligation of the Master Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from REMIC I pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Master Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. The determination by the Master Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Trustee, the Trust Administrator and the NIMs Insurer.

                  SECTION 4.04.     Allocation of Realized Losses.

                  (a) On or before each Determination Date, the Master Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. On or before each Determination Date, the Master Servicer shall also determine as to each Mortgage Loan: (A) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period and (B) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by the Master Servicer shall be evidenced by an Officers' Certificate delivered to the Trust Administrator by the Master Servicer on the Master Servicer Reporting Date immediately following the end of (x) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (y) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

                  (b) All Realized Losses on the Mortgage Loans shall be allocated to any REMIC II Regular Interest pursuant to Section 4.04(c), shall be allocated by the Trust Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class CE Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and fifth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior


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to the relevant Distribution Date, before reduction thereof by any Realized
Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

                  Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class CE Certificate shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(4)(xi). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or the Class P Certificates.

                  As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Certificates means an allocation on a PRO RATA basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  (c) All Realized Losses on the Mortgage Loans shall be allocated by the Trust Administrator on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: w/r/t Realized Losses on the Group I Mortgage Loans first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LTIAA and REMIC I Regular Interest I-LTIZZ up to an aggregate amount equal to the REMIC I Group I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC I Regular Interest I-LTIAA and REMIC I Regular Interest I-LTIZZ up to an aggregate amount equal to the REMIC I Group I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC I Regular Interest I-LTIAA, REMIC I Regular Interest I-LTIM3 and REMIC I Regular Interest I-LTIZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTIM3 has been reduced to zero; and fourth to the Uncertificated Balances of REMIC I Regular Interest I-LTIAA, REMIC I Regular Interest I-LTIM2 and REMIC I Regular Interest I-LTIZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTIM2 has been reduced to zero and fifth, to the Uncertificated Balances of REMIC I Regular Interest I-LTIAA, REMIC I Regular Interest I-LTIM1 and REMIC I Regular Interest I-LTIZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTIM1 has been reduced to zero, and with respect to Realized Losses on the Group II Mortgage Loans, first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LTIIAA and REMIC I Regular Interest I-LTIIZZ up to an aggregate amount equal to the REMIC I Group II Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of REMIC I Regular Interest I-LTIIAA and REMIC I Regular Interest I-LTIIZZ up to an aggregate amount equal to the REMIC I Group II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC I Regular Interest I-LTIIAA, REMIC I Regular Interest I-LTIIM3 and REMIC I Regular Interest I- LTIIZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTIIM3 has been reduced to zero; fourth, to the Uncertificated Balances of REMIC I Regular Interest I-LTIIAA, REMIC I Regular Interest I-LTIIM2 and REMIC I Regular Interest I- LTIIZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTIIM2 has been reduced to zero, and fifth, to the Uncertificated Balances of REMIC I


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Regular Interest I-LTIIAA, REMIC I Regular Interest I-LTIIM1 and REMIC I Regular
Interest I- LTIIZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LTIIM1 has been reduced to zero.

                  SECTION 4.05.     Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trust Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate the amount withheld to such Certificateholders.

                  SECTION 4.06.     Commission Reporting.

                  Within 15 days after each Distribution Date, the Trust Administrator shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2002, the Trust Administrator shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 31, 2002, the Trust Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trust Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trust Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. Promptly after filing any Form 8-K or Form 10- K pursuant to this
Section 4.06, the Trust Administrator shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Depositor. The Depositor agrees to promptly furnish to the Trustee and the Trust Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee or the Trust Administrator, as the case may be, reasonably deems appropriate to prepare and file all necessary reports with the Commission.


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                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01.     The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I. At the Closing Date, the aggregate Certificate Principal Balance of the Certificates will equal the aggregate Stated Principal Balance of the Mortgage Loans.

                  The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-7. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

                  Upon original issue, the Certificates shall be executed and delivered by the Trust Administrator on behalf of the Trustee, and the Trust Administrator shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trust Administrator by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Class A Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trust Administrator except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trust Administrator is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository


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authorizing it to act as such. The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Master Servicer, the Trustee, the Trust Administrator (if the Trust Administrator is not the Book- Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trust Administrator resigns or is removed in accordance with the terms hereof, the Trustee, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                  The Trustee, the Trust Administrator, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trust Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trust Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option, with the consent of the Trust Administrator, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trust Administrator through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trust Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trust Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trust Administrator shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Master Servicer, the Trust Administrator or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository


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shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Trust Administrator in accordance with the provisions of Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Master Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trust Administrator shall at any time not be the Certificate Registrar, the Trust Administrator shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  (b) No transfer of any Class CE Certificate, Class P Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class CE Certificate, Class P Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor), the Trust Administrator and the Certificate Registrar shall each require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, the Trust Administrator, the Master Servicer, in its capacity as such, or the Trust Fund), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. None of the Depositor, the Certificate Registrar, the Trust Administrator or the Trustee is obligated to register or qualify the Class CE Certificates, the Class P Certificates or the Residual Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of a Class CE Certificate, a Class P Certificate or a Residual Certificate shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Depositor, the Certificate Registrar and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.


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                  (c) No transfer of a Class CE Certificate, Class P Certificate or Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor, the Trustee, the Trust Administrator and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee, the Trust Administrator and the Master Servicer that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Trust Fund. In lieu of such Opinion of Counsel, any prospective Transferee of such Certificates may provide a certification in the form of Exhibit G to this Agreement (or other form acceptable to the Depositor, the Trustee, the Trust Administrator and the Master Servicer), which the Trust Administrator may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trust Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Trust Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

              Each beneficial owner of a Mezzanine Certificates or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan investor, (ii) it has acquired and is holding such Mezzanine Certificates in reliance on the Underwriters' Exemption, and that it understands that there are certain conditions to the availability of the Underwriters' Exemption, including that the Mezzanine Certificates must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Moody's or S&P or (iii)
(1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in PTCE 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         If any Class CE Certificate, Class P Certificate or Residual Certificate or any interest therein is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the NIMs Insurer and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

              (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust


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Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

                      (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate, the Trust Administrator shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a "Transfer Affidavit and Agreement"), in the form attached hereto as Exhibit F-2 from the proposed Transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                      (C) Notwithstanding the delivery of a Transfer Affidavit
                  and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trust Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                      (D) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2), to the Trust Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                      (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trust Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass- through interest holder."



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           (ii) The Trust Administrator will register the Transfer of any
         Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

          (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trust Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trust Administrator on such terms as the Trust Administrator may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trust Administrator. Such purchaser may be the Trust Administrator itself or any Affiliate of the Trust Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trust Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Trust Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trust Administrator, and the Trust Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

           (iv) The Trust Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trust Administrator.

            (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trust


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         Administrator at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                  (B) an Opinion of Counsel, in form and substance satisfactory to the Trust Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause any of REMIC I or REMIC II, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

         The Trust Administrator shall forward to the NIMS Insurer a copy of the items delivered to it pursuant to (A) and (B) above.

              (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.12, the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

              (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

              (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.



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              (i) The Trust Administrator will cause the Certificate Registrar
(unless the Trust Administrator is acting as Certificate Registrar) to provide notice to the Trustee and the Trust Administrator of each transfer of a Certificate and to provide the Trustee and the Trust Administrator with an updated copy of the Certificate Register on the first Business Day in January and June of each year, commencing in January 2002.

              (j) Any attempted or purported transfer of any Certificate in violation of the provisions of Section 5.02(c) hereof shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Holder.

              SECTION 5.03.         Mutilated, Destroyed, Lost or Stolen
                                    Certificates.

              If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Certificate Registrar, or the Trust Administrator and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Trust Administrator, the NIMS Insurer and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee, the Trust Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator on behalf of the Trustee, shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

              SECTION 5.04.         Persons Deemed Owners.

              The Depositor, the Master Servicer, the Trustee, the Trust Administrator, the NIMs Insurer, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar, the NIMS Insurer or any agent of any of them shall be affected by notice to the contrary.

              SECTION 5.05.         Certain Available Information.

              On or prior to the date of the first sale of any Class CE Certificate, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Trust Administrator ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of the Class CE Certificates, Class P Certificates or the Residual Certificates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trust Administrator, the Depositor promptly shall inform the Trust Administrator of


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such event and shall deliver to the Trust Administrator ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trust Administrator shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trust Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class CE Certificate, a Class P Certificate or a Residual Certificate, the private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trust Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to
Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trust Administrator since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers' Certificates delivered to the Trust Administrator by the Master Servicer since the Closing Date to evidence the Master Servicer's determination that any P&I Advance or Servicing Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers' Certificates delivered to the Trust Administrator by the Master Servicer since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trust Administrator upon request at the expense of the person requesting the same.


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                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

                  SECTION 6.01. Liability of the Depositor and the Master Servicer.

                  The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Master Servicer herein.

                  SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for Fannie Mae or Freddie Mac in good standing. The Depositor and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies' ratings of the Class A Certificates and the Mezzanine Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                 SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

                 None of the Depositor, the NIMs Insurer, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the NIMs Insurer, the Master Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the


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performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the NIMs Insurer, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the NIMs Insurer, the Master Servicer and any director, officer, employee or agent of the Depositor, the NIMs Insurer or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor, the NIMs Insurer nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the NIMs Insurer and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or the Master Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights (which consent shall not be necessary in the case of litigation or other legal action by either to enforce their respective rights or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the NIMs Insurer and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

                  SECTION 6.04.     Limitation on Resignation of the Master
                                    Servicer.

                  The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee, the Trust Administrator, the NIMs Insurer and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor, the NIMs Insurer, the Trust Administrator and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Class A Certificates or the Mezzanine Certificates. Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trust Administrator and the NIMs Insurer. No resignation of the Master Servicer shall become effective until the Trustee, the Trust Administrator or a successor servicer acceptable to the NIMS Insurer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract


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with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

                  SECTION 6.05. Rights of the Depositor in Respect of the Master Servicer.

                  The Master Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the NIMs Insurer, the Trust Administrator and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer (and any such Sub-Servicer) in respect of the Master Servicer's rights and obligations hereunder and access to officers of the Master Servicer (and those of any such Sub- Servicer) responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor, the NIMs Insurer, the Trust Administrator and the Trustee its (and any such Sub- Servicer's) most recent financial statements and such other information relating to the Master Servicer's capacity to perform its obligations under this Agreement that it possesses. To the extent such information is not otherwise available to the public, the Depositor, the NIMs Insurer, the Trust Administrator and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's (or any such Sub-Servicer's) written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or
(ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trust Administrator, the Trustee or the Trust Fund, and in either case, the Depositor, the NIMs Insurer, the Trust Administrator or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.


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                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01.     Master Servicer Events of Default.

                  "Master Servicer Event of Default," wherever used herein, means any one of the following events:

                    (i) any failure by the Master Servicer to remit to the Trust
                  Administrator for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Master Servicer Remittance Date pursuant to
                  Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Trust Administrator or the Trustee (in which case notice shall be provided by telecopy), or to the Master Servicer, the Depositor, the Trust Administrator and the Trustee by the NIMs Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                   (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (or, if the Master Servicer is the Originator, the failure of the Originator to repurchase a Mortgage Loan as to which a breach has been established that requires a repurchase pursuant to the terms of Section 7 of the Mortgage Loan Purchase Agreement) which continues unremedied for a period of 45 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Trust Administrator or the Trustee, or to the Master Servicer, the Depositor, the Trust Administrator and the Trustee by the NIMs Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the Master Servicer; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and if such proceeding is being contested by the Master Servicer in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

                   (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets


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                  and liabilities or similar proceedings of or relating to the
                  Master Servicer or of or relating to all or substantially all of its property; or

                    (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                   (vi) any failure by the Master Servicer of the Master
                  Servicer Termination Test; or

                  (vii) any failure of the Master Servicer to make any P&I Advance on any Master Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Master Servicer Remittance Date.

If a Master Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor, the NIMs Insurer or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, then at the direction of the NIMS Insurer the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor, the Trustee and the Trust Administrator if given by the NIMS Insurer, to the Depositor, the NIMS Insurer and the Trust Administrator if given by the Trustee or to the NIMs Insurer, the Trustee and the Trust Administrator if given by the Depositor), terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer, the Trust Administrator and the Depositor, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator pursuant to and under this Section and, without limitation, the Trust Administrator is hereby authorized and empowered, as attorney-in- fact or otherwise, to execute and deliver on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trust Administrator with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement, and to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trust Administrator for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer to the Collection Account held by or on behalf of the Master Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of the Master Servicer or thereafter be


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received with respect to the Mortgage Loans or any REO Property serviced by the
Master Servicer (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, each of the Trust Administrator and the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trust Administrator or the Trustee, as applicable, assigned to and working in the Trust Administrator's or the Trustee's, as the case may be, Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trust Administrator or the Trustee, as the case may be, and such notice references the Certificates, REMIC I or this Agreement.

         The Trust Administrator and the Trustee shall be entitled to be reimbursed by the Master Servicer (or by the Trust Fund if the Master Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor servicer, including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trust Administrator or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trust Administrator or the Trustee, as the case may be, to service the Mortgage Loans properly and effectively.

                  SECTION 7.02. Trust Administrator or the Trustee to Act; Appointment of Successor.

                  (a) On and after the time the Master Servicer receives a notice of termination, the Trust Administrator (and in the event the Trust Administrator fails in its obligation, the Trustee) shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer (except for any representations or warranties of the Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) its obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the Master Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trust Administrator or the Trustee, as applicable, is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trust Administrator or the Trustee, as applicable, shall not be obligated to make P&I Advances pursuant to
Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trust Administrator or the Trustee, as applicable, as successor to the Master Servicer hereunder; provided, however, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days) before the servicing transfer is fully effected. As compensation therefor, effective from and after the time the Master Servicer receives a notice of termination, the Trust Administrator or the Trustee, as applicable, shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Master Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Master Servicer prior to its termination or resignation).


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Notwithstanding the above and subject to the next paragraph, the Trust
Administrator or the Trustee, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights or the NIMS Insurer so request in writing to the Trust Administrator or the Trustee, as applicable, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and the NIMs Insurer and having a net worth of not less than $15,000,000 as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement. No appointment of a successor to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trust Administrator or the Trustee, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer as such hereunder. The Depositor, the Trust Administrator, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer under this Agreement, the Trust Administrator or the Trustee, as applicable, shall act in such capacity as hereinabove provided.

                  Upon removal or resignation of the Master Servicer, the Trust Administrator or the Trustee, as applicable, with the cooperation of the Depositor, (x) shall solicit bids for a successor Master Servicer as described below and (y) pending the appointment of a successor Master Servicer as a result of soliciting such bids, shall serve as Master Servicer of the Mortgage Loans serviced by such predecessor Master Servicer. The Trust Administrator or the Trustee, as applicable, shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above (including the Trust Administrator or the Trustee, as applicable, or any affiliate thereof). Such public announcement shall specify that the successor Master Servicer shall be entitled to the servicing compensation agreed upon between the Trustee, the Trust Administrator, the successor Master Servicer and the Depositor; provided, however, that no such fee shall exceed the Servicing Fee. Within thirty days after any such public announcement, the Trust Administrator or the Trustee, as applicable, with the cooperation of the Depositor, shall negotiate in good faith and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Trust Administrator or the Trustee, as applicable, upon receipt of the purchase price shall pay such purchase price to the Master Servicer being so removed, after deducting from any sum received by the Trust Administrator or the Trustee, as applicable, from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities reasonably incurred hereunder. After such deductions, the remainder of such sum shall be paid by the Trust Administrator or the Trustee, as applicable, to the Master Servicer at the time of such sale.

                  (b) If the Master Servicer fails to remit to the Trust Administrator for distribution to the Certificateholders any payment required to be made under the terms of the Certificates and this Agreement (for purposes of this Section 7.02(b), a "Remittance") because the Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is


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prohibited by Section 362 of the federal Bankruptcy Code, the Trust
Administrator (and in the case the Trust Administrator fails in its obligation, the Trustee) shall upon notice of such prohibition, regardless of whether it has received a notice of termination under Section 7.01, advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Distribution Date. The Trust Administrator or the Trustee, as applicable, shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Trust Administrator or the Trustee, as applicable,, can reasonably be expected to be ultimately recoverable from Stayed Funds and (ii) the Trust Administrator or the Trustee, as applicable, is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Trust Administrator or the deposit thereof in the Distribution Account by the Master Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Trust Administrator or the Trustee, as the case may be, may recover the amount so advanced, without interest, by withdrawing such amount from the Distribution Account; however, nothing in this Agreement shall be deemed to affect the Trust Administrator's or the Trustee's, as applicable, rights to recover from the Master Servicer's own funds interest on the amount of any such advance. If the Trust Administrator or the Trustee, as the case may be, at any time makes an advance under this Subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Trust Administrator or the Trustee, as applicable, shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds.

                  SECTION 7.03.     Notification to Certificateholders.

                  (a) Upon any termination of the Master Servicer pursuant to
Section 7.01 above or any appointment of a successor to the Master Servicer pursuant to Section 7.02 above, the Trust Administrator shall give prompt written notice thereof to Certificateholders and the NIMs Insurer at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee or the Trust Administrator becomes aware of the occurrence of such an event, the Trust Administrator shall transmit (or in the case of the Trustee, the Trustee shall cause the Trust Administrator to transmit) by mail to the NIMS Insurer and to all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

                  SECTION 7.04.     Waiver of Master Servicer Events of Default.

                  The Holders representing at least 66% of the Voting Rights (with the consent of the NIMs Insurer) evidenced by all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; provided, however, that a default or Master Servicer Event of Default under clause (i) or (vii) of Section
7.01 may be waived only by all of the Holders of the Regular Certificates (with the consent of the NIMS Insurer). Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master


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Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.


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                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

                  SECTION 8.01.     Duties of Trustee and the Trust
                                    Administrator.

                  Each of the Trustee and the Trust Administrator, prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Master Servicer Event of Default, each of the Trustee and the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee or the Trust Administrator enumerated in this Agreement shall not be construed as a duty.

                  Each of the Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, each of the Trustee and the Trust Administrator shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to each of the Trustee's and the Trust Administrator's satisfaction, it will provide notice thereof to the Certificateholders and the NIMs Insurer.

                  No provision of this Agreement shall be construed to relieve the Trustee or the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                    (i) Prior to the occurrence of a Master Servicer Event of
                  Default, and after the curing of all such Master Servicer Events of Default which may have occurred, the duties and obligations of each of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Trust Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Trust Administrator and, in the absence of bad faith on the part of the Trustee or the Trust Administrator, as applicable, the Trustee or the Trust Administrator, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Trust Administrator, as the case may be, that conform to the requirements of this Agreement;

                   (ii) Neither the Trustee nor the Trust Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of it, unless it shall be proved that it was negligent in ascertaining the pertinent facts; and


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                  (iii) Neither the Trustee nor the Trust Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIMs Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to it, or exercising any trust or power conferred upon it, under this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee and the Trust Administrator.

                  (a) Except as otherwise provided in Section 8.01:

                    (i) Each of the Trustee and the Trust Administrator may
                  request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (ii) Each of the Trustee and the Trust Administrator may
                  consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) Each of the Trustee and the Trust Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the NIMs Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the NIMs Insurer, as applicable, shall have offered to the Trustee or the Trust Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee or the Trust Administrator of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                   (iv) Neither the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                    (v) Prior to the occurrence of a Master Servicer Event of
                  Default hereunder and after the curing of all Master Servicer Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement,


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                  instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the NIMs Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, as applicable, not reasonably assured to the Trustee or the Trust Administrator, as applicable, by such Certificateholders, the Trustee or the Trust Administrator, as applicable, may require reasonable indemnity against such expense, or liability from such Certificateholders or the NIMs Insurer as a condition to taking any such action;

                   (vi) Each of the Trustee and the Trust Administrator may
                  execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (vii) Neither the Trustee nor the Trust Administrator shall be personally liable for any loss resulting from the investment of funds held in the Collection Account at the direction of the Master Servicer pursuant to Section 3.12.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee or the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 8.03. Neither the Trustee nor the Trust Administrator Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee or the Trust Administrator on behalf of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee and the Trust Administrator contained in
Article II and the representations and warranties of the Trustee and the Trust Administrator in Section 8.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Trust Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee, or the Trust Administrator on behalf of the Trustee, and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. Neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer, other than any funds held by or on behalf of the Trustee or the Trust Administrator in accordance with Section 3.10.



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                  SECTION 8.04.     Trustee and Trust Administrator May Own
                                    Certificates.

                  Each of the Trustee and the Trust Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Trust Administrator, as applicable.

                  SECTION 8.05. Trustee's and Trust Administrator's Fees and Expenses.

                  (a) The Trust Administrator shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Administration Fee. The Trust Administrator shall also be entitled to any income or gain on amounts on deposit in the Distribution Account from time to time as provided in Section 3.12(c). The Trust Administrator shall pay to the Trustee (from its own funds or from a portion of the Administration Fee that it has so withdrawn) such compensation as the Trust Administrator and the Trustee shall have agreed upon in a separate agreement between them. To the extent that the funds in the Distribution Account are at anytime insufficient to pay the Trust Administrator, the Master Servicer shall pay such fee (provided, however, that the Master Servicer shall be permitted to withdraw from the Collection Account at any time the amount of any such fee paid to the Trust Administrator by it). Each of the Trustee and the Trust Administrator, or any director, officer, employee or agent of the Trustee and the Trust Administrator, as applicable, shall be indemnified by REMIC I and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee or the Trust Administrator, as applicable, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's or the Trust Administrator, as the case may be, performance in accordance with the provisions of this Agreement) incurred by the Trustee or the Trust Administrator in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from a breach of the Master Servicer's obligations and duties under this Agreement, (ii) that constitutes a specific liability of the Trustee or the Trust Administrator, as applicable, pursuant to Section 10.01(c) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's or the Trust Administrator's, as the case may be, obligations under
Article X hereof. Any amounts payable to the Trustee or the Trust Administrator, or any director, officer, employee or agent of the Trustee or the Trust Administrator, as the case may be, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee or the Trust Administrator, or any director, officer, employee or agent of the Trustee or the Trust Administrator, as the case may be, may have hereunder in its capacity as such, may be withdrawn by the Trust Administrator from the Distribution Account at any time.

                  (b) The Master Servicer agrees to indemnify the Trustee and the Trust Administrator from, and hold the Trustee harmless against, any loss, liability or expense resulting from a breach of the Master Servicer's obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Trust Administrator, as the case may be. Any payment hereunder made by the Master Servicer to the Trustee or the Trust Administrator shall be from the Master Servicer's own funds, without reimbursement from the Trust Fund therefor.


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                  (c) The Master Servicer shall pay any annual rating agency fees of Moody's and S&P for ongoing surveillance from its own funds without right of reimbursement.

                  SECTION 8.06. Eligibility Requirements for Trustee and the Trust Administrator.

                  Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation or an association (other than the Depositor, the Originator, the Master Servicer or, in the case of the Trustee, any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Trust Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 8.07.

                  SECTION 8.07. Resignation and Removal of the Trust Administrator or the Trustee.

                  Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, to the NIMs Insurer, to the Master Servicer, to the Certificateholders and if the Trustee is resigning, to the Trust Administrator, or, if the Trust Administrator is resigning, to the Trustee. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or trust administrator (which may be the same Person in the event both the Trustee and the Trust Administrator resign or are removed) acceptable to the NIMs Insurer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Trust Administrator and to the successor trustee or trust administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee or the Trust Administrator, as applicable, and the Master Servicer by the Depositor. If no successor trustee or trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator, as applicable.

                  If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the NIMs Insurer (or in the case of the Trust Administrator, the Trustee), or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the NIMs Insurer (or in the case of the Trust Administrator, the Trustee) may remove the Trustee or the Trust Administrator, as applicable, and appoint a successor trustee or trust administrator (which may be the same Person in the event both the Trustee or the


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Trust Administrator resign or are removed) acceptable to the NIMs Insurer by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Trust Administrator, as the case may be, so removed and to the successor trustee or the trust administrator. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights (or the NIMs Insurer upon failure of the Trust Administrator to perform its obligations hereunder) may at any time remove the Trustee or the Trust Administrator and appoint a successor trustee or trust administrator acceptable to the NIMs Insurer by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Trust Administrator, as the case may be, so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor. In addition, if the Trustee has knowledge that the Trust Administrator has breached any of its duties under this Agreement, the Trustee may remove the Trust Administrator in the same manner as provided in the prior sentence. For purposes of this Section, the Trustee shall not be deemed to have knowledge of a breach by the Trust Administrator of any of its duties hereunder, unless a Responsible Office of the Trustee, assigned to any working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a breach is received by the Trustee, and such notice references the Certificates, the Trust Fund or this Agreement.

                  Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor trustee or the trust administrator, as the case may be, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or trust administrator as provided in Section 8.08. Notwithstanding the foregoing, in the event the Trust Administrator advises the Trustee that it is unable to continue to perform its obligations pursuant to the terms of this Agreement prior to the appointment of a successor, the Trustee shall be obligated to perform such obligations until a new trust administrator is appointed. Such performance shall be without prejudice to any claim by a party hereto or beneficiary hereof resulting from the Trust Administrator's breach of its obligations hereunder.

                  SECTION 8.08.     Successor Trustee or Trust Administrator.

                  Any successor trustee or trust administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the NIMs Insurer, the Trustee or the Trust Administrator, as applicable, and to its predecessor trustee or trust administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or trust administrator herein. The predecessor trustee or trust administrator shall deliver to the successor trustee or trust administrator all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee or trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or trust administrator all such rights, powers, duties and obligations.


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                  No successor trustee or trust administrator shall accept
appointment as provided in this Section unless at the time of such acceptance such successor trustee or trust administrator shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee or trust administrator shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

                  Upon acceptance of appointment by a successor trustee or trust administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or trust administrator, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 8.09. Merger or Consolidation of Trustee or the Trust Administrator.

                  Any corporation or association into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Trust Administrator, as the case may be, shall be a party, or any corporation or association succeeding to the business of the Trustee or the Trust Administrator, as applicable,, shall be the successor of the Trustee or the Trust Administrator, as the case may be, hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10.     Appointment of Co-Trustee or Separate
                                    Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMs Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, such title to REMIC I, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer and the NIMs Insurer. If the Master Servicer and the NIMs Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co- trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee


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or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Master Servicer and the NIMs Insurer.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11.     Appointment of Custodians.

                  The Trust Administrator may, with the consent of the Depositor, the Trustee and the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The appointment of any Custodian may at any time be terminated and a substitute Custodian appointed therefor upon the reasonable request of the Master Servicer to the Trust Administrator, the consent to which shall not be unreasonably withheld. The Trust Administrator shall pay any and all fees and expenses of any Custodian in accordance with each Custodial Agreement (provided that if expenses of the kind that would be reimbursable to the Trust Administrator pursuant to Section 8.05 if incurred by the Trust Administrator are incurred by the Custodian, the Trust Administrator shall be entitled to reimbursement under Section 8.05 for such kind of expenses to the extent the Trust Administrator has paid such expenses on behalf of the Custodian or for which the Trust Administrator has reimbursed the Custodian). The Trust Administrator initially appoints itself as Custodian, and the Trustee, the Depositor and the Master Servicer consent to such appointment. This Agreement shall be the Custodial Agreement applicable to such initially appointed Custodian. Subject to Article VIII hereof, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended


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only as provided in Section 11.01. In no event shall the appointment of any
Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee or the Trust Administrator hereunder.

                  SECTION 8.12.     Appointment of Office or Agency.

                  The Trust Administrator will designate an office in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be delivered. As of the Closing Date, the Trust Administrator designates its offices at 123 Washington Street, New York, New York 10006 for such purposes.

                  SECTION 8.13. Representations and Warranties of the Trustee and the Trust Administrator.

                  Each of the Trustee and the Trust Administrator hereby represents and warrants to the Master Servicer, the Depositor and the Trustee or the Trust Administrator, as applicable, as of the Closing Date, that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or the financial condition of it.



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                  (vi) No litigation is pending or, to the best of its
         knowledge, threatened against it which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or the financial condition of it.


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                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Trust Administrator and the Trustee (other than the obligations of the Master Servicer to the Trustee and the Trust Administrator pursuant to Section 8.05 and of the Master Servicer to provide for and the Trust Administrator to make payments in respect of the REMIC I Regular Interests, the REMIC II Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trust Administrator in their reasonable discretion and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator and the Trust Administrator, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01).

                  (b) The Master Servicer (or if the Master Servicer Fails to exercise such right, the NIMs Insurer) shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only (A) if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and (B) if the Terminator is the Master Servicer and is an affiliate of the Originator, the Master Servicer shall have delivered to the Trust Administrator and the NIMS Insurer a written certification that the burdens of servicing the Mortgage Loans and REO Properties remaining in REMIC I exceed the benefits of the Servicing Fees that would be realized by the Master Servicer if it continued to service such assets on behalf of the Trust Fund. By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class CE Certificates.


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                  (c) Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trust Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator therein designated. The Trust Administrator shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. Upon certification to the Trust Administrator by a Servicing Officer of the making of such final deposit, the Trust Administrator shall promptly release or cause to be released to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this
Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to Deutsche Banc Alex. Brown Inc. all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a


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result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

                  SECTION 9.02      Additional Termination Requirements.

                  (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                    (i) The Trust Administrator shall specify the first day in the 90-day liquidation period in a statement attached to REMIC I's and REMIC II's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

                   (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee, upon request by the Trust Administrator, shall sell all of the assets of REMIC I to the Terminator for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) At the expense of the applicable Terminator (or in the event of termination under Section 9.01(a)(ii), at the expense of the Trust Administrator), the Trust Administrator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each of REMIC I and REMIC II pursuant to this Section 9.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trust Administrator to specify the 90-day liquidation period for each of REMIC I and REMIC II which authorization shall be binding upon all successor Certificateholders.


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                                    ARTICLE X

                                REMIC PROVISIONS

                  SECTION 10.01.        REMIC Administration.

                  (a) The Trustee and the Trust Administrator shall elect to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made by the Trust Administrator on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Interests shall be designated as the Residual Interests in REMIC I. The Class A Certificates, the Mezzanine Certificates, the Class CE Certificates and the Class P Certificates shall be designated as the Regular Interests in REMIC II and the Class R-II Interests shall be designated as the Residual Interests in REMIC II. Neither the Trustee nor the Trust Administrator shall permit the creation of any "interests" in REMIC I or REMIC II (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, the REMIC II Regular Interests and the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the "Startup Day" of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trust Administrator shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any of REMIC I or REMIC II that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trust Administrator, as agent for all of REMIC I's and REMIC II's tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any of REMIC I or REMIC II and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trust Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

                  (d) The Trust Administrator shall prepare, the Trustee shall sign and the Trust Administrator shall file all of the Tax Returns (including Form 8811, which must be filed within 30 days of the Closing Date) in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trust Administrator without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trust Administrator or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trust Administrator to enable it to perform its obligations under this Article.


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                  (e) The Trust Administrator shall perform on behalf of each of
REMIC I and REMIC II all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trust Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of REMIC I and REMIC II. The Master Servicer shall provide on a timely basis to the Trust Administrator such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trust Administrator to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trust Administrator, within ten (10) days after the Closing Date, all information or data that the Trust Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee and the Trust Administrator shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). Neither the Trustee nor the Trust Administrator shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee, the Trust Administrator and the NIMs Insurer have received an Opinion of Counsel, addressed to the Trustee and the Trust Administrator (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or Trust Administrator) to the effect that the contemplated action will not, with respect to any of REMIC I or REMIC II, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee, the Trust Administrator and the NIMs Insurer has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or the respective assets of each, or causing REMIC I or REMIC II to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer will consult with the Trustee, the Trust Administrator, the NIMs Insurer or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Master Servicer shall not take any such action or cause either REMIC I or REMIC II to take any such action as to which the Trustee, the Trust Administrator or the NIMs Insurer has advised it in writing that an Adverse REMIC Event could occur. The Trustee, the Trust Administrator or the NIMs Insurer may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement,


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but in no event shall such cost be an expense of the Trustee or the Trust
Administrator, as applicable. At all times as may be required by the Code, the Trustee and the Trust Administrator will ensure that substantially all of the assets of both REMIC I and REMIC II will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trust Administrator pursuant to Section
10.03 hereof, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article X, (ii) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X,
(iii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 2002, the Trust Administrator shall deliver to the Master Servicer, the NIMs Insurer and each Rating Agency a Certificate from a Responsible Officer of the Trust Administrator stating, without regard to any action taken by any party other than the Trust Administrator, the Trust Administrator's compliance with this Article X.

                  (i) The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I and REMIC II on a calendar year and on an accrual basis. The Trust Administrator will apply for an Employer Identification Number for the Trust from the Internal Revenue Service via a Form SS-4 or such other form as is appropriate.

                  (j) Following the Startup Day, neither the Trustee nor the Trust Administrator shall accept any contributions of assets to any of REMIC I or REMIC II other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) None of the Trustee, the Trust Administrator or the Master Servicer shall enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.



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                  SECTION 10.02.    Prohibited Transactions and Activities.

                  None of the Depositor, the Master Servicer, the Trust Administrator or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement,
(iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any of REMIC I or REMIC II (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any of REMIC I or REMIC II after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee, the Trust Administrator and the NIMs Insurer (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee or the Trust Administrator) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or (b) cause any of REMIC I or REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03. Master Servicer, the Trust Administrator and Trustee Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the NIMs Insurer, the Depositor, the Trust Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Trust Administrator or the Master Servicer, caused solely by the Trustee's failure to act in accordance with its standard of care set forth in this Article X.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the NIMs Insurer, the Depositor, the Trust Administrator and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the Trust Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in Article III or this Article X.

                  (c) The Trust Administrator agrees to indemnify the Trust Fund, the NIMs Insurer, the Depositor, the Trustee and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Trustee or the Master Servicer, caused solely by the Trust Administrator's failure to act in accordance with its standard of care set forth in this Article X.


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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01.        Amendment.

                   This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Trustee, the Trust Administrator and, if applicable, the Custodian with the consent of the NIMs Insurer and without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or in any Custodial Agreement, or (iii) to make any other provisions with respect to matters or questions arising under this Agreement or in any Custodial Agreement which shall not be inconsistent with the provisions of this Agreement or such Custodial Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee and the Trust Administrator, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

                   This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the NIMs Insurer, the Trust Administrator and the Trustee with the consent of the NIMs Insurer and the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in
(i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                  Notwithstanding any contrary provision of this Agreement, none of the Trustee, the Trust Administrator or the NIMs Insurer shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel satisfactory to the NIMs Insurer to the effect that such amendment will not result in the imposition of any tax on any of REMIC I or REMIC II pursuant to the REMIC Provisions or cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Notwithstanding any of the other provisions of this Section 11.01, none of the Depositor, the Master Servicer, the Trust Administrator or the Trustee shall enter into any amendment of this Agreement that would significantly change the permitted activities of the Trust


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Fund without the consent of the NIMS Insurer and the holders of Certificates that represent more than 50.000% of the aggregate Certificate Principal Balance of all Certificates.

                  Promptly after the execution of any such amendment the Trust Administrator shall furnish a copy of such amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee or the Trust Administrator may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee or the Trust Administrator.

                  The Trustee and the Trust Administrator may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02.        Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Trustee or the Trust Administrator accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03.    Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as


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partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee and the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee and the Trust Administrator to institute such action, suit or proceeding in its own name as Trustee or the Trust Administrator hereunder and shall have offered to the Trustee and the Trust Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee and the Trust Administrator, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder, the Trustee and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04.        Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05.        Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, facsimile, electronic mail or delivered in any other manner specified herein, to (a) in the case of the Depositor, 1100 Town & Country Road, Suite 1100, Orange, California 92868, Attention: Capital Markets (telecopy number (714) 245-0198), or such other address or telecopy number as may hereafter be furnished to the Master Servicer, the NIMs Insurer, the Trust Administrator and the Trustee in writing by the Depositor, (b) in the case of the Master Servicer, 1100 Town & Country Road, 11th Floor, Orange, California 92868, Attention: General Counsel (telecopy number: (714) 564-9639), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Trust Administrator, the NIMs Insurer and the Depositor in writing by the Master Servicer, (c) in the case of the Trust Administrator, Bankers Trust Company of California, N.A., 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration-AQ0102 (telecopy number: (714) 247-6009), or such other address or telecopy number as may hereafter be furnished to the Master Servicer, the NIMs


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Insurer, the Trustee and the Depositor in writing by the Trustee, (c) in the case of the Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance, Ameriquest 2001-2 (telecopy number: (651) 244-1797), or such other address or telecopy number as may hereafter be furnished to the Master Servicer, the NIMs Insurer, the Trust Administrator and the Depositor in writing by the Trustee and (d) in the case of the NIMs Insurer, (i) Radian Insurance Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103, Attention: General Counsel and (ii) Financial Security Assurance, Inc. 350 Park Avenue, New York, New York 10022, Attn: Transaction Oversight, or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Trust Administrator and the Trustee in writing by the NIMs Insurer. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

                  SECTION 11.06.    Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07.    Notice to Rating Agencies and the NIMs
                                    Insurer.

                  The Trust Administrator shall use its best efforts promptly to provide notice to the Rating Agencies and the NIMs Insurer with respect to each of the following of which it has actual knowledge:

                  1.  Any material change or amendment to this Agreement;

                  2. The occurrence of any Master Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of the Master Servicer, the Trust Administrator or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

                  5. The final payment to the Holders of any Class of Certificates;

                  6. Any change in the location of the Collection Account or the Distribution Account;



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                  7.  Any event that would result in the inability of the
                      Trustee or the Trust Administrator, as applicable,, were it to succeed as Master Servicer, to make advances regarding delinquent Mortgage Loans; and

                  8. The filing of any claim under the Master Servicer's blanket bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

                  In addition, the Trust Administrator shall promptly furnish to each Rating Agency and the NIMS Insurer copies of each report to Certificateholders described in Section 4.02 and the Master Servicer, as required pursuant to Section 3.20 and Section 3.21, shall promptly furnish to each Rating Agency copies of the following:

                  1.  Each annual statement as to compliance described in
                      Section 3.20; and

                  2. Each annual independent public accountants' servicing report described in Section 3.21.

                  Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, 99 Church Street, New York, New York 10007 and to Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

                  SECTION 11.08.        Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  SECTION 11.09.        Grant of Security Interest.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor or the Originator. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor or the Originator, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor or the Originator and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Originator and the Depositor to the Trustee of a security interest in all of the Originator's and the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment


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earnings, from time to time held or invested in the Collection Account and the
Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 and the transfer pursuant to the Mortgage Loan Purchase Agreement to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

                  SECTION 11.10         Third Party Rights.

                  The NIMs Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

                  SECTION 11.11         NIMS Insurer's Rights.

                  Notwithstanding anything to the contrary anywhere in this Agreement, all rights of the NIMs Insurer hereunder (i) shall not be operable whenever (A) NIM Notes insured by a NIMs Insurer shall not have been issued or
(B) an Insurer Default or an Insurer Insolvency Event shall have occurred and be continuing and (ii) except in the case of any right to indemnification hereunder, once operable, shall permanently cease to be operable upon the later to occur of (A) the payment in full of the NIM Notes as provided in the Indenture and (B) the payment in full to the NIMs Insurer of any amounts owed to the NIMs Insurer as provided in the Indenture.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                      AMERIQUEST MORTGAGE SECURITIES
                                      INC.,
                                      as Depositor


                                      By:      /s/ John P. Grazer
                                         ---------------------------------------
                                      Name:    John P. Grazer
                                      Title:   Chief Financial Officer



                                      AMERIQUEST MORTGAGE COMPANY,
                                      as Master Servicer


                                      By:      /s/ John P. Grazer
                                         ---------------------------------------
                                      Name:    John P. Grazer
                                      Title:   Chief Financial Officer/Executive
                                               Vice President


                                      BANKERS TRUST COMPANY OF
                                      CALIFORNIA,  N.A.
                                      as Trust Administrator


                                      By:      /s/ Ronaldo Reyes
                                         ---------------------------------------
                                      Name:    Ronaldo Reyes
                                      Title:   Associate


                                      U.S. BANK NATIONAL ASSOCIATION
                                      as Trustee


                                      By:      /s/ S. Christopherson
                                         ---------------------------------------
                                      Name:    S. Christopherson
                                      Title:   Vice President

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )



                  On the ___ day of __________, 2001, before me, a notary public in and for said State, personally appeared ____________, known to me to be an ________________ of Ameriquest Mortgage Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                ____________________________
                                       Notary Public

[Notarial Seal]

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )



                  On the __th day of _________ 2001, before me, a notary public in and for said State, personally appeared __________________, known to me to be a _________________ of Ameriquest Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                ____________________________
                                       Notary Public

[Notarial Seal]

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF               )



                  On the ___ day of ___________ 2001, before me, a notary public in and for said State, personally appeared _________________, known to me to be an ____________________ of Bankers Trust Company of California, N.A., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                ____________________________
                                       Notary Public

[Notarial Seal]

STATE OF ______________         )
                                ) ss.:
COUNTY OF                       )



                  On the ___ day of ___________ 2001, before me, a notary public in and for said State, personally appeared _________________, known to me to be an ____________________ of U.S. Bank National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                ____________________________
                                       Notary Public

[Notarial Seal]

                                   EXHIBIT A-1

                          FORM OF CLASS A-1 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 2001-2, Class A-1                      Aggregate Certificate Principal
                                              Balance of the Class A-1
                                              Certificates as of the Issue
                                              Date:
Pass-Through Rate:  Variable                  $471,680,000.00

Date of Pooling and Servicing Agreement       Denomination:  $_________________
and Cut-off Date:  September 1, 2001
                                              Master Servicer:  Ameriquest
First Distribution Date: October 25, 2001     Mortgage Company

No. ____                                      Trustee:  U.S. Bank National
                                              Association

                                              Trust Administrator: Bankers Trust
                                              Company of California, N.A.

                                              Issue Date:  September 27, 2001

                                              CUSIP: 03072S ____



     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class A-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall be the lesser of (x) the Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date. For any Distribution Date and this Certificate, the Formula Rate is the lesser of (i) One-Month LIBOR plus the Certificate Margin and (ii) the Maximum Cap Rate. The Certificate Margin for this Certificate is with respect to this Certificate is 0.280% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 0.560% in the case of any Distribution Date thereafter.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY
                                              OF CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By:__________________________
                                                       Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By:__________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_________________________
_______________________________________________________________________________

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS A-2 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 2001-2, Class A-2                      Aggregate Certificate Principal
                                              Balance of the Class A-2
                                              Certificates as of the Issue Date:
Pass-Through Rate:  Variable                  $84,402,000.00

Date of Pooling and Servicing Agreement       Denomination:  $__________________
and Cut-off Date:  September 1, 2001
                                              Master Servicer:  Ameriquest
First Distribution Date:  October 25, 2001    Mortgage Company

No. _____                                     Trustee: U.S. Bank National
                                              Association

                                              Trust Administrator: Bankers Trust
                                              Company of California, N.A.

                                              Issue Date:  September 27, 2001

                                              CUSIP: 03072S ____




     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class A-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall be the lesser of (x) the Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date. For any Distribution Date and this Certificate, the Formula Rate is the lesser of (i) One-Month LIBOR plus the Certificate Margin and (ii) the Maximum Cap Rate. The Certificate Margin for this Certificate is with respect to this Certificate is 0.380% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 0.600% in the case of any Distribution Date thereafter.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY
                                              OF CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By:__________________________
                                                       Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By:__________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_________________________
_______________________________________________________________________________


Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                               EXHIBIT A-3

                          CLASS M-1 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES AND THE CLASS A-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Series 2001-2, Class M-1                      Aggregate Certificate Principal
                                              Balance of the Class M-1
                                              Certificates as of the Issue Date:
Pass-Through Rate:  Variable                  $21,388,000.00

Date of Pooling and Servicing Agreement       Denomination:  $_________________
and Cut-off Date:  September 1, 2001
                                              Master Servicer:  Ameriquest
First Distribution Date: October 25, 2001     Mortgage Company

No. _____                                     Trustee: U.S. Bank National
                                              Association

                                              Trust Administrator: Bankers Trust
                                              Company of California, N.A.

                                              Issue Date: September 27, 2001

                                              CUSIP:  03072S ____





     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class M-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall be the lesser of (x) the Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date. For any Distribution Date and this Certificate, the Formula Rate is the lesser of (i) One-Month LIBOR plus the Certificate Margin and (ii) the Maximum Cap Rate. The Certificate Margin for this Certificate is with respect to this Certificate is 0.820% the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 1.230% in the case of any Distribution Date thereafter.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By:___________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By:______________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.




                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________


Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                               EXHIBIT A-4

                          CLASS M-2 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES AND THE CLASS M-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Series 2001-2, Class M-2                      Aggregate Certificate Principal
                                              Balance of the Class M-2
                                              Certificates as of the Issue Date:
Pass-Through Rate:  Variable                  $19,860,000.00

Date of Pooling and Servicing Agreement       Denomination:  $__________________
and Cut-off Date: September 1, 2001
                                              Master Servicer:  Ameriquest
First Distribution Date: October 25, 2001     Mortgage Company

No. ______                                    Trustee:  U.S. Bank National
                                              Association

                                              Trust Administrator: Bankers Trust
                                              Company of California, N.A.

                                              Issue Date:  September 27, 2001

                                              CUSIP:  03072S ____



     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class M-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall be the lesser of (x) the Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date. For any Distribution Date and this Certificate, the Formula Rate is the lesser of (i) One-Month LIBOR plus the Certificate Margin and (ii) the Maximum Cap Rate. The Certificate Margin for this Certificate is with respect to this Certificate is 1.250% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 1.875% in the case of any Distribution Date thereafter.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By: ______________________________
                                                       Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.,
                                              as Certificate Registrar

                                              By: ______________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                               EXHIBIT A-5

                          CLASS M-3 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE CLASS M-3 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Series 2001-2, Class M-3                      Aggregate Certificate Principal
                                              Balance of the Class M-3
                                              Certificates as of the Issue Date:
Pass-Through Rate:  Variable                  $9,167,000.00

Date of Pooling and Servicing Agreement       Denomination:  $_______________
and Cut-off Date:  September 1, 2001
                                              Master Servicer:  Ameriquest
First Distribution Date:  October 25, 2001    Mortgage Company

No. ____                                      Trustee:  U.S. Bank National
                                              Association

                                              Trust Administrator: Bankers Trust
                                              Company of California, N.A.

                                              Issue Date:  September 27, 2001

                                              CUSIP:  03072S _____




     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ___________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class M-3 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall be the lesser of (x) the Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date. For any Distribution Date and this Certificate, the Formula Rate is the lesser of (i) One-Month LIBOR plus the Certificate Margin and (ii) the Maximum Cap Rate. The Certificate Margin for this Certificate is with respect to this Certificate is 1.950% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or 2.925% in the case of any Distribution Date thereafter.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By: ______________________________
                                                       Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class M-3 Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By: ______________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.




                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                               EXHIBIT A-6

                           CLASS CE CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THIS CERTIFICATE IS SUBORDINATE TO THE A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN
     TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2001-2, Class CE                       Aggregate Certificate Principal
                                              Balance of the Class CE
                                              Certificates as of the Issue Date:
Date of Pooling and Servicing Agreement       $4,583,189.29
and Cut-off Date:  September 1, 2001
                                              Denomination:  $__________________
First Distribution Date:  October 25, 2001
                                              Master Servicer:  Ameriquest
No. ___                                       Mortgage Company

Aggregate Notional Amount of the Class        Trustee:  U.S. Bank National
CE Certificates as of the Issue Date:         Association
$611,080,289.29
                                              Trust Administrator: Bankers Trust
                                              Company of California, N.A.
Notional Amount:  $ 611,080,289.89
                                              Issue Date:  September 27, 2001





     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class CE Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Certificate Registrar and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trustee Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement .

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By:______________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class CE Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By:______________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.




                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                               EXHIBIT A-7

                           CLASS P CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN
     TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.


Series 2001-2, Class P                       Aggregate Certificate Principal
                                             Balance of the Class P Certificates
                                             as of the Issue Date: $100.00
Date of Pooling and Servicing Agreement
and Cut-off Date:  September 1, 2001         Denomination:  $_______________

First Distribution Date: October 25, 2001    Master Servicer:  Ameriquest
                                             Mortgage Company
No. ____
                                             Trustee:  U.S. Bank National
                                             Association

                                             Trust Administrator:  Bankers Trust
                                             Company of California, N.A.

                                             Issue Date: September 27, 2001

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the

Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class P Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new

Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor, the Certificate Registrar and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or the Trust Administrator behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the

Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trust Administrator assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By:______________________________
                                                       Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By:______________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.




                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                               EXHIBIT A-8

                           CLASS R CERTIFICATE

     THIS  CERTIFICATE  MAY NOT BE  TRANSFERRED  TO A NON- UNITED  STATES
     PERSON.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN
     TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUST ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCHPERSON DESCRIBED

     IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 2001-2, Class R                        Aggregate Percentage Interest of
                                              the Class R Certificates as of the
Date of Pooling and Servicing Agreement       Issue Date: 100.00% Percentage
and Cut-off Date:  September 1, 2001          Interest

First Distribution Date:                      Denomination: ______% Percentage
October 25, 2001                              Interest

No._____                                      Master Servicer:  Ameriquest
                                              Mortgage Company

                                              Trustee: U.S. Bank National
                                              Association

                                              Trust Administrator:  Bankers
                                              Trust Company of California, N.A.

                                              Issue Date:  September 27, 2001

             FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                   AMERIQUEST MORTGAGE SECURITIES INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AMERIQUEST MORTGAGE SECURITIES INC., THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates in REMIC I and REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Ameriquest Mortgage Securities Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two- thirds of the aggregate initial Certificate Principal Balance of the Class R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trust Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and REMIC II, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I and REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I and REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: September __, 2001

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Trust Administrator

                                              By: ______________________________
                                                        Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                              BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                                              as Certificate Registrar

                                              By:______________________________
                                                       Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
                                                              -----------------
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN -  as joint tenants with right if                      _________________
          survivorship and not as tenants                           (State)
          in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to____% evidenced by the within Floating Rate Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________

Dated:

                                          -------------------------------------
                                          Signature by or on behalf of assignor



                                          -------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________ for the account of ____________________________
_______________________________, account number ____________________________ or, if mailed by check, to ________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          This information is provided by _____________________________________, the assignee named above, or ____________________________________, as its agent.

                                    EXHIBIT B

                                   [RESERVED]

                                   EXHIBIT C-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                               [Date]

Ameriquest Mortgage Securities Inc.
1100 Town & Country Road, Suite 1100
 Orange, California 92868

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California 92868

     Re: Pooling and Servicing Agreement, dated as of September 1, 2001, among Ameriquest Mortgage Securities Inc., Ameriquest Mortgage Company, U.S. Bank National Association and Bankers Trust Company of California, N.A., Floating Rate Mortgage Pass-through Certificates, Series 2001-2
          ----------------------------------------------------------------------



Ladies and Gentlemen:

     Pursuant to Section 2.02 of the Pooling and Servicing Agreement, attached hereto is the Trustee's Initial Certification delivered by the Trustee, pursuant to the Pooling and Servicing Agreement dated as of September __, 2001, by and among U.S. Bank National Association, Ameriquest Mortgage Securities Inc. and Ameriquest Mortgage Company.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: ______________________________
                                          Name:
                                          Title:

                                   EXHIBIT C-2

                     FORM OF TRUSTEE'S INTERIM CERTIFICATION

                                                            [Date]

Ameriquest Mortgage Securities Inc.
1100 Town & Country Road, Suite 1100
Orange, California 92868

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California 92868

     Re: Pooling and Servicing Agreement, dated as of September 1, 2001, among Ameriquest Mortgage Securities Inc., Ameriquest Mortgage Company, U.S. Bank National Association and Bankers Trust Company of California, N.A., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2
          ----------------------------------------------------------------------


Ladies and Gentlemen:

     Pursuant to Section 2.02 of the Pooling and Servicing Agreement, attached hereto is the Trustee Interim Certification delivered by the Trustee, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2001, by and among U.S. Bank National Association, Bankers Trust Company of California, N.A., Ameriquest Mortgage Securities Inc. and Ameriquest Mortgage Company.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.



                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:  ______________________________
                                          Name:
                                          Title:

                                   EXHIBIT C-3

                       FORM OF TRUSTEE FINAL CERTIFICATION

                                                            [Date]

Ameriquest Mortgage Securities Inc.
1100 Town & Country Road
Orange, California 92868

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California 92868

     Re: Pooling and Servicing Agreement, dated as of September 1, 2001, among Ameriquest Mortgage Securities Inc., Ameriquest Mortgage Company U.S. Bank National Association and Bankers Trust Company of California, N.A. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2
          ----------------------------------------------------------------------



Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

          (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

          (ii) an original recorded Assignment to the Trustee together with the original recorded Assignment or Assignments showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

          (iii) the original lender's title insurance policy.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage

File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:  ______________________________
                                          Name:
                                          Title:

                                    EXHIBIT D

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated September 25, 2001, between Ameriquest Mortgage Company, a Delaware corporation (the "Originator") and Ameriquest Mortgage Securities Inc., a Delaware corporation (the "Purchaser").

                              PRELIMINARY STATEMENT

                  The Originator intends to sell the Mortgage Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser shall deposit the Mortgage Loans into a mortgage pool constituting the trust fund. The trust fund will be evidenced by a single series of floating rate mortgage pass-through certificates designated as Series 2001-2 (the "Certificates"). The Certificates will consist of eight classes of certificates. The Class CE Certificates, the Class P Certificates and the Class R Certificates (collectively, the "Non-offered Certificates") will be delivered to the Originator as partial consideration for the Mortgage Loans as further described below.

                  The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor (in such capacity, the "Depositor"), the Originator as master servicer (in such capacity the "Master Servicer"), U.S. Bank National Association as trustee (in such capacity the "Trustee") and Bankers Trust Company of California, N.A. as Trust Administrator (in such capacity the "Trust Administrator") . Pursuant to the Pooling and Servicing Agreement, the Depositor will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders. Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Originator agrees to sell, and the Purchaser agrees to purchase, on or before September 27, 2001 (the "Closing Date"), certain adjustable-rate and fixed-rate conventional residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on September 1, 2001 (the "Cut-off Date") of approximately $611,080,289.29, after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date (the "Closing Balance"), whether or not received including the right to any Prepayment Charges collected after the Cut-off Date from the Mortgagors in connection with any Principal Prepayments on the Mortgage Loans. Any payments (including Prepayment Charges) collected on or before the Cut-off Date, including all scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date, shall belong to the Originator.

                  SECTION 2.        MORTGAGE LOAN SCHEDULE.   The Purchaser and
the Originator have agreed upon which of the mortgage loans owned by the Originator are to be purchased by the Purchaser pursuant to this Agreement, and the Originator shall prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") describing such Mortgage Loans and setting forth all of the Mortgage Loans to be purchased under this Agreement, including the related Prepayment Charges. The Closing Schedule shall conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  SECTION 3.        CONSIDERATION.

                  In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, (i) pay to or upon the order of the Originator in immediately available funds an amount (the "Purchase Price") equal to the net sale proceeds of the Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates and (ii) deliver to Ameriquest Securities L.L.C., upon the order of the Originator, the Class CE Certificates, the Class P Certificates and the Class R Certificates (the "Ameriquest L.L.C. Certificates").

                  SECTION 4.        TRANSFER OF THE MORTGAGE LOANS.

                           (a)      POSSESSION OF MORTGAGE FILES.   The
Originator does hereby sell and contribute, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges collected after the Cut-off Date. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Originator for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale and contribution of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Originator on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                           (b)      Delivery of Mortgage Loan Documents.  The
Originator will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                           (i) the original Mortgage Note, endorsed in blank or
                  in the following form: "Pay to the order of U.S. Bank National Association, as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                           (ii) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                           (iii) an original Assignment of the Mortgage in blank;

                           (iv) the original recorded Assignment or Assignments
                  of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause
                  (iii);

                           (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                           (vi) the original lender's title insurance policy or
                  an attorney's opinion of title or similar, guarantee of title acceptable to mortgage lenders generally in the jurisdiction where the Mortgaged Property is located, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  The Originator shall promptly (and in no event later than thirty (30) Business Days, subject to extension upon mutual agreement between the Originator and the Trustee, following the later of (i) the Closing Date,
(ii) the date on which the Originator receives the Assignment from the Trustee and (iii) the date of receipt by the Originator of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Trust Administrator or the Trustee, in the appropriate public office for real property records, each Assignment referred to in (iii) and (iv) above and shall execute each original Assignment referred to in (iii) in the following form: "U.S. Bank National Association, as Trustee under the applicable agreement". In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the assignments of Mortgage shall not be required to be submitted for recording with respect to any Mortgage Loan if the Trustee, the Trust Administrator and each Rating Agency has received an opinion of counsel, satisfactory in form and substance to each Rating Agency, to the effect that the recordation of such Assignments in any specific jurisdiction is not necessary to protect the Trustee's interest in the related Mortgage Note; provided further, however, notwithstanding the delivery of any opinion of counsel, each assignment of Mortgage shall be submitted for recording by the Originator in the manner described above, at no expense to the Trust Fund, the Trust Administrator or the Trustee, upon the earliest to occur of: (i) reasonable direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) failure of the Master Servicer Termination Test, (iii) the occurrence of the bankruptcy or insolvency of the Originator, (iv) the occurrence of a servicing transfer as described in Section 7.02 of the Pooling and Servicing Agreement , (v) if the Originator is not the Master Servicer and with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) any Mortgage Loan that is 90 days or more delinquent.

                  Notwithstanding the foregoing, if the Originator is unable to pay the cost of recording the Assignments of Mortgage, such expense will be paid by the Trust Administrator. Notwithstanding anything to the contrary contained in this Section 4, if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Originator hereunder shall be deemed to have been satisfied upon (1) delivery by or on behalf of the Originator promptly upon receipt thereof to the Purchaser or any assignee, transferee or designee of the Purchaser of either the original or a copy of such document certified by the Originator in the case of
(x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such delivered copy is certified by the Originator then in addition thereto delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original.

                  In the event that the original lender's title insurance policy has not yet been issued, the Originator shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. Promptly upon receipt by the Originator of any such original title insurance policy the Originator shall deliver such to the Purchaser or any assignee, transferee or designee of the Purchaser.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Originator, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

                           (c)      Acceptance of Mortgage Loans.  The documents
delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                           (d)      Reserved.

                           (e)      Transfer of Interest in Agreements.  The
Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser, the Trust Administrator or the Trustee in connection with enforcing any obligations of the Originator under this Agreement will be promptly reimbursed by the Originator.

                           (f)      Examination of Mortgage Files.  Prior to the
Closing Date, the Originator shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Mortgage Loan or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination at the Trust Administrator's offices in Santa Ana, California. Such examination may be made by the Purchaser, and its respective designees, upon reasonable notice to the Originator, the Trust Administrator and the Trustee during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Originator, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ORIGINATOR.

                  The Originator hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                  (i) The Originator is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Originator in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement;

                  (ii) The Originator had the full corporate power and authority to originate, hold and sell each Mortgage Loan and has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Originator the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                  (iii) The execution and delivery of this Agreement by the Originator, the servicing of the Mortgage Loans by the Originator under the Pooling and Servicing Agreement, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Originator and will not (A) result in a breach of any term or provision of the charter or by-laws of the Originator or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Originator is a party or by which it may be bound, or any statute, order or regulation applicable to the Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Originator; and the Originator is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Originator's knowledge, would in the future materially and adversely affect, (x) the ability of the Originator to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Originator taken as a whole;

                  (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Originator has obtained the same;

                  (v) The Originator is an approved Originator/servicer for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 and Section 211 of the National Housing Act; and

                  (vi) Except as otherwise disclosed in the Prospectus Supplement, no litigation is pending against the Originator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Originator to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR RELATING TO THE MORTGAGE LOANS.

                  The Originator hereby represents and warrants to the Purchaser that as of the Closing Date:

                           (i)   The information set forth on the related
Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                           (ii)   [Reserved];

                           (iii) No material error, omission, misrepresentation,
negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                           (iv) All payments due prior to the Cut-off Date have
been made and none of the Mortgage Loans will have been contractually delinquent for more than one calendar month more than once since the origination thereof;

                           (v) Each Mortgage is a valid and enforceable first
lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments,
(b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                           (vi) Immediately prior to the assignment of the
Mortgage Loans to the Purchaser, the Originator had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

                           (vii) There is no delinquent tax or assessment lien
against any Mortgaged Property;

                           (viii) There is no valid offset, defense or
counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any valid right of rescission, set-off, counterclaim or defense, including the defense of usury and no such valid right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (ix) There are no mechanics' liens or claims for
work, labor or material rendered to the Mortgaged Property affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (xiii) below;

                           (x) Subject to the Escrow Withhold referred to in
(xx) below, each Mortgaged Property is free of material damage and is in good repair;

                           (xi) Each Mortgage Loan at origination complied in
all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

                           (xii) Neither the Originator nor any prior holder of
any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

                           (xiii) A lender's policy of title insurance together
with a condominium endorsement, extended coverage endorsement, and an adjustable rate mortgage endorsement (each as applicable) in an amount at least equal to the Cut-off Date principal balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Originator and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; no claims have been made under such lender's title insurance policy and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                           (xiv) Each Mortgage Loan was originated by the
Originator (or, if generated on behalf of the Originator by a person other than the Originator, is subject to the same underwriting standards and procedures used by the Originator in originating mortgage loans directly) or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (including a mortgage broker), or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

                           (xv) With respect to each Adjustable-Rate Mortgage
Loan, on each adjustment date, the Mortgage Rate will be adjusted to equal the Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. The related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Rate. No Mortgage Loan is subject to negative amortization;

                           (xvi) All of the improvements which were included for
the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, except those, if any, which are insured against by the lender's title insurance policy referred to in (xiii) above.

                           (xvii) All inspections, licenses and certificates
required to be made or issued with respect to all occupied portions of the Mortgaged Property including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law except as may otherwise be insured against by the lender's title insurance policy referred to in (xiii) above.

                           (xviii) All parties which have had any interest in
the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                           (xix) The Mortgage Note and the related Mortgage are
genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                           (xx) The proceeds of each Mortgage Loan have been
fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, excepting therefrom any Mortgaged Property or Mortgage Loan subject to an Escrow Withhold as defined in the Originator's underwriting guidelines. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                           (xxi) The related Mortgage contains customary and
enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                           (xxii) With respect to each Mortgage constituting a
deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                           (xxiii) There exist no deficiencies with respect to
escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Originator have been capitalized under the Mortgage or the related Mortgage Note;

                           (xxiv) The origination, collection and servicing
practices used by the Originator with respect to each Mortgage Loan have been in all material respects legal, proper, reasonable and customary in the subprime mortgage origination and servicing business;

                           (xxv) There is no pledged account or other security
other than real estate securing the Mortgagor's obligations;

                           (xxvi) No Mortgage Loan has a shared appreciation
feature, or other contingent interest feature;

                           (xxvii) The improvements upon each Mortgaged Property
are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (xxix) below contain a standard mortgagee clause naming the Originator or the original mortgagee, and its successors in interest, as mortgagee, and the Originator has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, except as may be limited or restricted by applicable law;

                           (xxviii) If the Mortgaged Property is in an area
identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
(C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                           (xxix) There is no default, breach, violation or
event of acceleration existing under the Mortgage or the related Mortgage Note; and the Originator has not waived any default, breach, violation or event of acceleration;

                           (xxx) Each Mortgaged Property is improved by a one-
to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which does not include (a) cooperatives or
(b) mobile homes and manufactured homes (as defined in the Fannie Mae Seller-Servicer's Guide), except when the appraisal indicates that (i) the mobile or manufactured home was built under the Federal Manufactured Home Construction and Safety Standards of 1976 or (ii) otherwise assumes the characteristics of site-built housing and meets local building codes, is readily marketable, has been permanently affixed to the site, is not in a mobile home "park," and is treated as real property under the applicable state law. With respect to any Mortgage Loan that is secured by a leasehold estate, (a) the lease is valid, in full force and effect; (b) all rents and other payments due under the lease have been paid; (c) the lessee is not in default under any provision of the lease; (d) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five years and (e) the Mortgagee under the Mortgage Loan is given notice and an opportunity to cure any defaults under the lease;

                           (xxxi) There is no obligation on the part of the
Originator or any other party under the terms of the Mortgage or related Mortgage Note to make payments in lieu of or in addition to those made by the Mortgagor;

                           (xxxii) Any future advances made prior to the related
Purchase Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                           (xxxiii) Each Mortgage Loan was underwritten in
accordance with the Originator's underwriting guidelines;

                           (xxxiv) The Mortgage File contains an appraisal which
was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform,
Recovery and Enforcement Act of 1989, as amended;.

                           (xxxv) None of the Mortgage Loans is a graduated
payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

                           (xxxvi) With respect to each Mortgage Loan, no loan
junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Originator at the time of origination of such Mortgage Loan;

                           (xxxvii) The Mortgage Loans comply in all material
respects with the description set forth under the heading "The Mortgage Pool" in the Depositor's Prospectus Supplement, dated September 25, 2001 (the "Prospectus Supplement");

                           (xxxviii) The Mortgage contains an enforceable
provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as may be limited by applicable law;

                           (xxxix) The information set forth in the Mortgage
Loan Schedule relating to the existence of a Prepayment Charge is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms upon the full and voluntary prepayment by the Mortgagor under applicable law (except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally; or
(2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary payoff; and (xl) Each Mortgage Loan is an obligation that is principally secured by real property for purposes of the REMIC Provisions of the Code.

                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR BREACH
                                    OF REPRESENTATION AND WARRANTY.

                  (a) The representations and warranties contained in Section 6 shall not be materially impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trust Administrator on behalf of the Trustee for the benefit of the Certificateholders.

                  Upon discovery by the Originator, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Originator (as listed on the Trustee's Preliminary Exception Report), as part of, any Mortgage File or of a breach of any of the representations and warranties contained in

Section 5 or Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the other. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation which was not transferred to the Purchaser as described above or materially defective documentation or any such breach of a representation and warranty the Originator promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event the Originator cannot deliver such missing document or such defect or breach cannot be cured, the Originator shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at a price equal to the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans. In the event that any Mortgage Loan is subject to a breach of the representation and warranty in Section 6(xl) resulting in the Master Servicer's inability to collect all or part of the Prepayment Charge from the Mortgagor, in lieu of repurchase, the Originator shall be obligated to remit to the Master Servicer (for deposit in the Collection Account) any shortfall in the Prepayment Charge collected upon the Mortgagor's voluntary and full principal prepayment.

                  The Originator shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan. The Originator shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by deposit in the Collection Account of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

                  In addition, upon discovery by the Originator, the Purchaser, or any assignee, transferee or designee of the Purchaser that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering the breach shall give prompt written notice within five Business Days to the others. Within ninety (90) days of its discovery or its receipt of notice, the Originator promptly shall either
(i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.

                  (b) It is understood and agreed that the obligations of the Originator set forth in this Section 7 to cure, remit a Prepayment Charge shortfall, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser against the Originator respecting a missing or defective document or a breach of the representations and warranties contained in Section 5 or Section 6. It is understood and agreed that the obligations of the Originator set forth in this

Section 7 to cure, repurchase or substitute for a Mortgage Loan as to which a material document is missing constitute the sole remedies of the Purchaser against the Originator respecting a missing document.

                  SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 AM New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Originator under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (c) The Originator shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (d) All other terms and conditions of this Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Originator on the Closing Date, against delivery and release by the Originator to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Originator of the Purchase Price in immediately available funds.

                  SECTION 9.        CLOSING DOCUMENTS.   Without limiting the
generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                  (a) An Officers' Certificate of the Originator, dated the Closing Date, upon which the Purchaser and the Underwriters may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by- laws and certificate of good standing of the Originator under the laws of

                           Delaware and (ii) if the Class CE Certificates and Class P Certificates are offered on the Closing Date pursuant to a Private Placement Memorandum, the Originator shall deliver an Officer's Certificate stating that the same information contained in such Private Placement Memorandum is true and accurate in all material respects;

                  (b) An Officers' Certificate of the Originator, dated the Closing Date, upon which the Purchaser and the Underwriters may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Originator to the Purchaser;

                  (c) An Opinion of Counsel of the Originator, dated the Closing Date and addressed to the Purchaser and the Underwriters, substantially in the form attached hereto as Exhibit 3;

                  (d) Such opinions of counsel from the Purchaser's or Originator's counsel as the Rating Agencies may request in connection with the sale of the Mortgage Loans by the Originator to the Purchaser or the Originator's execution and delivery of, or performance under, this Agreement and upon which the Underwriters may rely;

                  (e) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement, under the captions "Summary of Prospectus Supplement", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates", "Description of the Certificates", and "Pooling and Servicing Agreement--The Originator and Master Servicer", agrees with the records of the Originator;

                  (f) The Originator shall deliver for inclusion in the Prospectus Supplement under the captions "The Mortgage Pool--Underwriting Standards;
                           Representations" and "Pooling and Servicing
                           Agreement--The Originator and Master Servicer", or for inclusion in other offering material such publicly available information regarding its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information; and.

                  (g) Such further information, certificates, opinions and documents as the Purchaser or the Underwriters may reasonably request.

                  SECTION 10. COSTS. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, assignment of mortgage recording costs and/or fees for title policy endorsements and continuations, the fees and expenses of the Originator's in-house accountants and in-house attorneys, the costs and expenses incurred in connection with producing the Originator's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d) and 9(e) to the extent such costs and expenses were not previously paid by the Originator. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus, prospectus supplement, and private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trust Administrator and the Trustee relating to the issuance of the initial certification of the Trustee under Section 2.02 of the Pooling and Servicing Agreement, the fees and expenses of the Originator's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of outside special counsel that may be required for the Purchaser, the cost of obtaining the documents referred to in Section 9(g) and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. SERVICING. The Originator has represented to the Purchaser that the Mortgage Loans are being serviced by the Originator in accordance with the terms and provisions set forth in the Aggregation Facility, as memorialized in the Letter Agreement dated August 27, 2001 (the "Aggregation Facility") among Salomon Brothers Realty Corp., Salomon Smith Barney Inc. and the Originator, and it is understood and agreed by and between the Originator and the Purchaser that the interim servicing arrangements under the Aggregation Facility with the Originator will be superseded by the servicing arrangements set forth in the Pooling and Servicing Agreement.

                  SECTION 12. [Reserved]

                  SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Originator's failure to deliver the Mortgage Loans on or before the Closing Date. The Originator hereby grants to the Purchaser a lien on and a continuing security interest in the Originator's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Originator of its obligation hereunder, and the Originator agrees that it holds such Mortgage Loans in custody for the

Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Originator agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Originator, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

         Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 12 shall be deemed to have been released.

                  SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 1100 Town & Country Road, Suite 1100, Orange, California 92868, Attention: General Counsel, or such other address as may hereafter be furnished to the Originator in writing by the Purchaser; if to the Originator, addressed to the Originator at 1100 Town & Country Road, Suite 1100, Orange, California 92868, Attention: General Counsel, or to such other address as the Originator may designate in writing to the Purchaser.

                  SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 16. AGREEMENT OF PARTIES. The Originator and the Purchaser agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 17. SURVIVAL. The Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Originator herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  SECTION 18. GOVERNING LAW.   THIS AGREEMENT AND THE RIGHTS,
DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counter-parts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originator to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Originator to the Purchaser and not as a pledge of the Mortgage Loans by the Originator to the Purchaser to secure a debt or other obligation of the Originator. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Originator, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Originator to the Purchaser to secure a debt or other obligation of the Originator and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Originator to the Purchaser of a security interest in all of the Originator's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and
(4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Originator and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Originator and the Purchaser have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                             AMERIQUEST MORTGAGE COMPANY

                                             By:
                                                --------------------------
                                             Name:
                                             Title:


                                             AMERIQUEST MORTGAGE SECURITIES
                                             INC.

                                             By:
                                                --------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT 1


                 FORM OF OFFICER'S CERTIFICATE OF THE ORIGINATOR

         I, hereby certify that I am the duly appointed _______________ of Ameriquest Mortgage Company, a Delaware corporation (the "Originator"), and further certify, on behalf of the Originator, as follows:

                  1. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation and By-laws of the Originator, both of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Originator since April 29, 1997, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Originator since September 14, 1994, and no such amendment has been authorized. Attached hereto as Exhibit B is a certificate of good standing, dated _________, 2001 issued by the State of Delaware with respect to the Originator. No event has occurred since the date thereof that has affected the good standing of the Originator under the laws of the State of Delaware.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Originator that, if adversely determined, individually or in the aggregate, would adversely affect the Originator's ability to perform its obligations under (i) the Mortgage Loan Purchase Agreement, dated September __, 2001 (the "Purchase Agreement") between the Originator and Ameriquest Mortgage Securities Inc. (the "Depositor"), (ii) the Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, the Originator as master servicer (in such capacity, the "Master Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator") or (iii) the Underwriting Agreement, dated September __, 2001 (the "Underwriting Agreement"), among the Depositor, Ameriquest and Salomon Smith Barney Inc. (the "Underwriter"). No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Originator are pending or contemplated.

                  3. Each person who, as an officer or representative of the Originator or the Master Servicer, signed the Purchase Agreement, the Pooling and Servicing Agreement, the Custodial Agreement or the Underwriting Agreement, and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the transactions described in the Pooling and Servicing Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Each of the Mortgage Loans referred to in the Purchase Agreement and the Pooling and Servicing Agreement was originated in accordance with Section 6 (xiii) of the Purchase Agreement.

                  5. All of the representations and warranties of the Originator under the Purchase Agreement, and of the Master Servicer under the Pooling and Servicing Agreement are true and correct in all material respects as of the Closing Date (subject, in the case of the Closing Schedule delivered pursuant to the Purchase Agreement, to such amendments thereto as were duly made on or before the date hereof) and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement or the Underwriting Agreement, or an Event of Default under the Pooling and Servicing Agreement.

                  6. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Purchase Agreement and to the Pooling and Servicing Agreement is true and correct in all material respects.

                  7. The information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production and servicing and collection practices, as is set forth herein is accurate in all material respects.

                  8. The information contained in the Prospectus Supplement, dated September __, 2001, relating to the Mortgage Loans, the Originator, and its loan portfolio, and any of the same information contained in the Private Placement Memorandum, is true and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  9. With respect to its sale of the Mortgage Loans and the related transactions and undertakings contemplated by the Purchase Agreement, the Originator has complied with all the obligations by which it is bound and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  10. Capitalized terms used but not defined herein shall have the meanings assigned in the Purchase Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Originator.

Dated: September __, 2001
                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:




         I, _______________, an ______________________ of Ameriquest Mortgage
Company hereby certify that ___________________ is the duly appointed, qualified and acting _____________________ of the Originator and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: September __, 2001
                                                  By:
                                                     --------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT 2

                 FORM OF OFFICER'S CERTIFICATE OF THE ORIGINATOR

                       Ameriquest Mortgage Securities Inc.
                Floating Rate Mortgage Pass-Through Certificates
                                  Series 2001-2

                                 CERTIFICATE OF
                           AMERIQUEST MORTGAGE COMPANY

         Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Ameriquest Mortgage Company ("Ameriquest") to Ameriquest Mortgage Securities Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated September __, 2001 (the "Purchase Agreement") between Ameriquest and the Depositor and the simultaneous issuance of Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 Class CE, Class P and Class R Certificates (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement") among the Depositor as depositor, Ameriquest as master servicer (in such capacity, the "Master Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to Ameriquest immediately available funds and a wholly-owned bankruptcy remote subsidiary of Ameriquest will retain the Class CE Certificates, the Class P Certificates and the Class R Certificates. The Depositor will sell the Class A-1, Class A-2, Class M-1, Class M-2 and Class M-3 Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated September __, 2001 (the "Underwriting Agreement"), among the Depositor, Ameriquest and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

         The undersigned is a duly appointed ______________________ of Ameriquest and hereby certifies after reasonable investigation that:

         1. The transfer of the Mortgage Loans by the undersigned pursuant to the Agreements was intended to be a sale and to be reported as such under generally accepted accounting principles ("GAAP") and for federal income tax purposes.

         2. In connection with the sale of the Mortgage Loans by the undersigned pursuant to the Agreements, the undersigned (i) was solvent at all relevant times prior thereto and was not rendered insolvent thereby, (ii) after giving effect thereto, is able to pay its debts as they mature, (iii) was not left with unreasonably small capital for the business in which engaged and proposed to be engaged, (iv) had and has no intention of commencing any bankruptcy, insolvency or similar proceeding, (v) did not and does not have any intent to hinder, delay or defraud any of the undersigned's creditors, (vi) had a valid business reason therefor and (vii) received new value and consideration constituting reasonably equivalent value and fair consideration.

         3. The undersigned has not acquired, and will not acquire at any time, any direct or indirect ownership or other economic interest in, or other right or obligation with respect to, any Mortgage Loan or Certificate, except as described in the Agreements.

         The undersigned has executed this Certificate as of September __, 2001.


AMERIQUEST MORTGAGE COMPANY


                                                By:
                                                   --------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT 3

                  FORM OF OPINION OF COUNSEL TO THE ORIGINATOR


TO: Addressees on Schedule A


                                         September __, 2001


         Re:      Ameriquest Mortgage Securities Inc.
                  Floating Rate Mortgage Pass-Through Certificates
                  SERIES 2001-2
                  -------------------------------------------------

Ladies and Gentlemen:

         I am Senior Counsel of Ameriquest Mortgage Company (the "Company") and have acted as counsel to the Company in connection with the servicing by the Company of certain residential first mortgage loans (the "Mortgage Loans") pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), the Company, U.S. Bank National Association as trustee (the "Trustee") and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator"), relating to the issuance and sale by the Depositor of Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, designated as the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class CE, Class P and Class R (collectively, the "Certificates"). In connection with the sale and servicing of the Mortgage Loans, the Company has entered into the Mortgage Loan Purchase Agreement, dated September __, 2001, between the Company and the Depositor (the "Purchase Agreement") and the Underwriting Agreement, dated September __, 2001 (the "Underwriting Agreement"), among the Depositor, Ameriquest and Salomon Smith Barney Inc. (the "Underwriter"). The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings set forth in the Agreements.

         As such counsel, I have examined original or reproduced or certified copies of the certificate of incorporation and bylaws of the Company, as amended to date, records of actions taken by the Board of Directors of the Company and copies of the Agreements, the Prospectus Supplement, dated September __, 2001 (the "Prospectus Supplement"), to the Prospectus, dated ___________, 2001, relating to the Class A-1, Class A-2, Class M-1, Class M-2 and Class M-3 Certificates. I have also examined such other documents, papers, statutes and authorities as I deem necessary as a basis for the opinions hereinafter set forth. In all such examinations made by me in connection with this opinion, I have assumed the genuineness of all signatures and the completeness and authenticity of all records and all documents submitted to me as copies thereof. As to various matters of fact relevant to the opinions hereinafter expressed, I have relied upon the representations and warranties contained in the Agreements and statements and certificates of officers and representatives of the Company. As to matters in Paragraph 5 below with respect to which I opine based on my knowledge, I have relied solely upon inquiries made to and responses received from officers and representatives of the Company and the documents furnished to me by representatives of the Company, which documents such representatives have informed me include the only material indentures, agreements and instruments to which the Company is a party or by which it or any of its properties or assets are bound.

         In addition to the foregoing, I have assumed that, if the Trustee, the Trust Administrator, the Company or any Certificateholder seeks to enforce any of their respective rights under the Agreements, they will do so only in good faith and only in circumstances and in a manner in which it is commercially reasonable to do so.

         In addition to rendering legal advice and assistance to the Company in the course of the negotiation and preparation of the Agreements, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings, I also participated in conferences with representatives of the Depositor and the Company's independent certified public accountants, at which the contents of the Prospectus Supplement and related matters were discussed and revised. I have not, however, except with respect to matters expressly covered by this opinion, independently verified the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement, and, due to the limitations inherent in the information available to me and the nature and extent of my participation in such conferences, I am unable to assume, and I do not assume, any responsibility for the accuracy, completeness or fairness of such statements.

         I express no opinion except as to (i) United States federal law and
(ii) the laws of the State of California.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. The Company is duly authorized and qualified to transact any and all business contemplated by the Agreements in any state in which a Mortgaged Property securing a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

         2. The Company has the power to engage in the transactions contemplated by each and all of the Agreements and has all requisite power, authority and legal right to execute and deliver the Agreements and any other documents delivered in connection therewith and to perform and observe the terms and conditions of such instruments.

         3. Each of the Agreements has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Company, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general equity principles regardless of whether such enforcement is considered in a proceeding in equity or at law.

         4. No consent, approval, authorization, license, permit or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, any or all of the Agreements or the consummation of the transactions contemplated by the Agreements.

         5. The execution and delivery of the Agreements by the Company, the servicing of the Mortgage Loans by the Company, the consummation of any other of the transactions contemplated by the Agreements and the fulfillment of or compliance with the terms of the Agreements are in the ordinary course of business of the Company and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Company or (B) materially conflict with, result in a material breach, violation or acceleration of or result in a material default under the terms of any other material agreement or instrument of which I have knowledge to which the Company is a party or by which it may be bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company; and the Company is not a party to, bound by or in material breach or violation of any material indenture or other material agreement or instrument of which I have knowledge, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the best of my knowledge, will in the future materially and adversely affect, (x) the ability of the Company to perform its obligations under the Agreements or (y) the business, operations, financial condition, properties or assets of the Company taken as a whole.

         6. Except as disclosed in the Prospectus Supplement dated September __, 2001, to the best of my knowledge, no litigation is pending against the Company that would materially and adversely affect the execution, delivery or enforceability of the Agreements or the ability of the Company to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms thereof.

         7. Based upon my participation, nothing has come to my attention that has caused me to believe that the information contained in the Prospectus Supplement, dated September __, 2001 relating to the Mortgage Loans, the Company, and its loan portfolio, and with respect to any private placement memorandum or other offering document, any information of a comparable nature,(i) is not true and accurate, (2) contains any untrue statement of a material fact or (3) omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         This opinion is solely for the benefit of the addressees hereof, and may not be relied upon in any manner by any other person or entity.


                                                Respectfully submitted,





                                                --------------------------

                                   EXHIBIT E-1

                               REQUEST FOR RELEASE
                                  (for Trustee)



LOAN INFORMATION

         Name of Mortgagor:         ______________________________

         Master Servicer
         Loan No.:                  ______________________________

TRUSTEE

         Name:                      ______________________________

         Address:                   ______________________________
                                    ______________________________

         Trustee Mortgage
         File No.:                  ______________________________

TRUST ADMINISTRATOR

         Name:                      ______________________________

         Address:                   ______________________________
                                    ______________________________

DEPOSITOR

         Name:                      AMERIQUEST MORTGAGE SECURITIES INC.

         Address:                   ______________________________

         Certificates:              Floating Rate Mortgage Pass-Through
                                    Certificates, Series 2001-2.

          The undersigned Master Servicer hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Floating Rate Mortgage Pass- Through Certificates, Series 2001-2, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of September 1, 2001, among the Trustee, the Trust Administrator, the Depositor and the Master Servicer (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage recorded on _________________________ as instrument no.
     ____________________ in the County Recorder's Office of the County of
     _______________, State of __________________ in book/reel/docket
     _________________ of official records at page/image _____________.

( )  Deed of Trust recorded on ___________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     _________________, State of ____________________ in book/reel/docket
     _________________ of official records at page/image ______________.

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     __________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of ____________________ in
     book/reel/docket ____________ of official records at page/image __________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )  ______________________________

( )  ______________________________

( )  ______________________________

( )  ______________________________

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

Dated:

                                           [MASTER SERVICER]

                                           By: ______________________________
                                           Name:
                                           Title:

                                   EXHIBIT E-2

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

      OFFICERS' CERTIFICATE AND TRUST RECEIPT FLOATING RATE MORTGAGE PASS-
                       THROUGH CERTIFICATES SERIES 2001-2

____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN
MADE.

LOAN NUMBER:  _______________                     BORROWER'S NAME: _____________


COUNTY: _____________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

_____________________________                     DATED:  ______________________


/ / VICE PRESIDENT

/ / ASSISTANT VICE PRESIDENT

                                   EXHIBIT F-1

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                         [DATED]

Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934

     Re: Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class ___,
          representing a ___% Class ___ Percentage Interest
          -------------------------------------------------


Ladies and Gentlemen:

     In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

     Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of September 1, 2001, among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer, U.S. Bank National Association as Trustee and Bankers Trust Company of California, N.A. as Trust Administrator (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

     Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          [Transferor]

                                          By:  ______________________________
                                          Name:
                                          Title:

                    FORM OF TRANSFEREE REPRESENTATION LETTER

                                                  [Date]

Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934

     Re: Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class ___,
          representing a ___% Class ___ Percentage Interest
          -------------------------------------------------

Ladies and Gentlemen:

In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

          All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of September 1, 2001, among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer, U.S. Bank National Association as Trustee and Bankers Trust Company of California, N.A. as Trust Administrator, pursuant to which the Certificates were issued.

                                         [TRANSFEREE]

                                         By: ______________________________
                                         Name:
                                         Title:

                                                          ANNEX 1 TO EXHIBIT F-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------


          [For Transferees Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Bankers Trust Company of California, N.A. as Trust Administrator, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least 1Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities. $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___  BROKER-DEALER. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

          3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

    _____     _____     Will the Transferee be purchasing the Certificates
    Yes       No        only for the Transferee's own account?

          6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party

(including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                             Print Name of Transferee

                                             By: ______________________________
                                             Name:
                                             Title:

                                                          ANNEX 2 TO EXHIBIT F-1
                                                          ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Bankers Trust Company of California, N.A., as Trust Administrator, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

         ____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

          6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

                                           Print Name of Transferee or Advisor

                                           By: ________________________________
                                           Name:
                                           Title:

                                           IF AN ADVISER:

                                           ____________________________________
                                           Print Name of Transferee

                    FORM OF TRANSFEREE REPRESENTATION LETTER

          The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

          1. I am an executive officer of the Purchaser.

          2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

          3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser      _________________________________________________________

By: (Signature)        _________________________________________________________

Name of Signatory      _________________________________________________________

Title    _______________________________________________________________________

Date of this certificate _______________________________________________________

Date of information provided in paragraph 3 ____________________________________

                                   EXHIBIT F-2

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK            )
                             : ss.:
COUNTY OF NEW YORK           )

          ____________________________, being duly sworn, deposes, represents and warrants as follows:

          1. I am a ______________________ of ____________________________ (the
"Owner") a corporation duly organized and existing under the laws of ______________, the record owner of Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, [Class R] (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

          2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, 2001 and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

          4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non- Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass- through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          7. The Owner's taxpayer identification number is ____________.

          8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

          10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

          12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

          14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

          16. The Owner is a citizen or resident of the United States, a corporation or partnership (or other entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership or entity treated as a partnership, to the extent provided in regulations), an estate the income of which is subject to United States federal income taxation regardless of its source or a trust other than a "foreign trust" described in section 7701(a)(31) of the Code.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 200__.


                                               [OWNER]

                                               By:   ___________________________
                                               Name:
                                               Title:[Vice] President

ATTEST:

By:     ______________________________
Name:
Title:  [Assistant] Secretary


          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 200__.



                                                  ______________________________
                                                           Notary Public

                                                  County of ____________________
                                                  State of _____________________

                                                  My Commission expires:

                          FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK            )
                             : ss. :
COUNTY OF NEW YORK           )

          _______________________________________, being duly sworn, deposes, represents and warrants _____________________________ as follows:

          1. I am a ____________________ of (the "Owner"), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

          2. The Owner is not transferring the [Class R] (the "Residual Certificates") to impede the assessment or collection of any tax.

          3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

          4. The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

          5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

          6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 200__.


                                             [OWNER]

                                             By:  ____________________________
                                             Name:
                                             Title:   [Vice] President


ATTEST:

By: ________________________________
Name:
Title:   [Assistant] Secretary



          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 200__.



                                             ______________________________
                                                       Notary Public

                                             County of  ___________________
                                             State of _____________________

                                             My Commission expires:

                                    EXHIBIT G

            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                             _____________, 200__


Ameriquest Mortgage Securities Inc.
1100 Town & Country Road
Orange, California 92868

Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California 92868

                 Re:      Ameriquest Mortgage Securities Inc.
                          Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class [M-1], [M-2]
                          ---------------------------------

Dear Ladies and Gentlemen:

          __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class ___ (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2001 among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee, the Trust Administrator and the Master Servicer that the following statements in either
(1) or (2) are accurate:

     _____ (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation,

          29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R.ss.2510.3-101; or

     _____ (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Trust Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and the transferee is an insurance company and (A) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), (B) the conditions set forth in Sections I and III PTCE 95-60 have been satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization, exceeds 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Certificates.

                                             Very truly yours,

                                             By: ______________________________
                                             Name:
                                             Title:

                                    EXHIBIT H

                                   [RESERVED]

                                    EXHIBIT I

                                   [RESERVED]

                                    EXHIBIT J

                                   [RESERVED]

                                    EXHIBIT O

                            LOSS MITIGATION ACTION PLAN

------------------------------------------------------------------------------------------------------
DEFAULT MITIGATION ACTION                                  SUPPORTING STANDARDS
------------------------------------------------------------------------------------------------------
Forbearance Workout                             Borrower documents a temporary financial hardship
-------------------
Defer any of the following:                     resulting in request for a forbearance
1.accrued interest                              Borrower documents financial ability to pay under the
2.past due principal                            proposed forbearance terms
3.escrow advances                               Borrower expresses a willingness to perform.
4.corporate advances                            Current monthly payments  are scheduled to be made
5.ancillary fees                                prior to late charge date during the forbearance term
6.any combination of the above
------------------------------------------------------------------------------------------------------
Loan Modification Workout                       Borrower documents a  non-temporary financial
-------------------------
Any of the following:                           hardship resulting in the request for a loan
1.waive accrued interest                        modification
2.waive past due principal                      Borrower documents financial ability to pay under the
3.waive corporate advances                      proposed loan modification terms
4.waive ancillary fees                          Borrower does not have the ability to pay under the
5.reduce principal                              original loan terms
6.reduce interest rate                          Borrower expresses a willingness to perform
7.any combination of the above items            No waiver of escrow advances (taxes and insurance) is
8.any combination with the Forbearance items    allowed
------------------------------------------------------------------------------------------------------
Short Sale Disposal                             Sale to a third party
-------------------
Waive or negotiate a reduced amount of any      Independent appraisal supports sale price
of the following:                               No cash to seller (borrower), excluding costs necessary
1.accrued interest                              to close
2.principal                                     Borrower does not have the ability and/or willingness
3.escrow advances                               to pay
4.corporate advances                            Borrower no longer wants property
5.ancillary fees
6.prepayment charges
7.any combination of the above items
------------------------------------------------------------------------------------------------------
Short pay-off Disposal                          Refinance by independent third party Lender
----------------------
Waive or negotiate a reduced amount of any      Independent appraisal supports new loan amount
of the following:                               New loan is no cash out (i.e. no cash to borrower
1.accrued interest                              excluding costs necessary to close)
2.principal                                     Borrower has expressed his/her unwillingness to pay
3.escrow advances                               Anticipated refinance time frame is less than
4.corporate advances                            anticipated foreclosure time frame
5.ancillary fees
6.prepayment charges
7.any combination of the above items
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
DEFAULT MITIGATION ACTION                       SUPPORTING STANDARDS
------------------------------------------------------------------------------------------------------
Deed-in-lieu Disposal                           Borrower has already  or will abandon the property or
---------------------
                                                is willing to vacate the property (in a broom sweep
                                                condition) on a mutually agreeable date
                                                Borrower does not have the ability and/or willingness
                                                to pay
                                                Independent appraisal confirms property has a value
                                                Title is clean
                                                Property appears to be resalable based on condition
                                                and value shown in independent appraisal
                                                Property does not appear to have any environmental or
                                                hazardous conditions (or such conditions appear to be
                                                curable)
------------------------------------------------------------------------------------------------------
Foreclosure Disposal                            Borrower has already  or will abandon the property
--------------------
                                                (which may be by an eviction proceeding or mutual
                                                agreement)
                                                Borrower does not have the ability and/or willingness
                                                to pay
                                                Independent appraisal confirms property has a value
                                                Property appears to be resalable based on condition
                                                and value shown in independent appraisal
                                                Property does not appear to have any environmental or
                                                hazardous conditions (or such conditions appear to be
                                                curable)
------------------------------------------------------------------------------------------------------

Workouts in the form of either a Forbearance or Loan Modification require that the Borrower document the existence of a financial hardship leading to the payment delinquency and document the ability to make the payments required under the proposed Forbearance or Loan Modification. If the Borrower fails to meet both of these conditions or the Borrower is uncooperative, a Disposal Loss Mitigation Action will be employed to liquidate the delinquent loan, assuming the Borrower does not otherwise cure the existing default. Each of the Default Mitigation Actions and Supporting Standards may not be applicable to each and every loan subject to a default in its monthly payments and in those cases where a Default Mitigation Action or Supporting Standard may be applicable, each is subject to amendment and/or waiver on an individual basis pursuant to applicable federal, state and local laws, decisional authorities, court orders, instructions of regulatory and/or other governmental authorities, the advice of legal counsel, instructions from the Trustee and changes in the loan servicing standards.

                                   SCHEDULE 1

                             MORTGAGE LOAN SCHEDULE

                                 Filed by Paper

                                   SCHEDULE 2

                           PREPAYMENT CHARGE SCHEDULE

                             Available Upon Request

                                   SCHEDULE 3

                               PMI MORTGAGE LOANS

                             Available Upon Request